Registration Nos. 333-32101

811-8736

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 14

FOR REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940

POST-EFFECTIVE AMENDMENT NO. 7

THE GUARDIAN SEPARATE ACCOUNT K

(Exact Name of Trust)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Complete Address of Principal Executive Offices)

RICHARD T. POTTER, JR., ESQ.

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

Steve Roth

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b), or

☒	on May 1, 2008 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(i), or

☐	on pursuant to paragraph (a)(i) of Rule 485 (80 days after filing)

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such rule for the Registrant’s most recent fiscal year was filed on March 26, 2008.

May 1, 2008	Securities Act of 1933 File No. 333-32101

PARK AVENUE LIFE – PROSPECTUS

Issued by The Guardian Separate Account K

This prospectus describes Park Avenue Life, an individual variable whole life insurance policy with modified scheduled premiums. It provides lifetime insurance protection until the policy anniversary nearest the insured’s 100th birthday with a guaranteed minimum death benefit that at least equals the face amount if policy premiums are paid when due or skipped under the Premium Skip Option, no partial withdrawals are made and there is no policy debt.

It offers you flexibility in deciding how your premiums are invested, but you bear the risk of investment losses for any premiums or cash values allocated to the variable investment options.

A prospective purchaser should evaluate the need for life insurance and the policy’s long term investment potential before buying a policy. In addition, it may not be advantageous to replace existing life insurance coverage by purchasing a Park Avenue Life policy. Variable life insurance is not a short-term investment. The policy is issued by The Guardian Insurance & Annuity Company, Inc. (GIAC), a wholly-owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life) through its Separate Account K (Separate Account). Our offices are located at 7 Hanover Square, New York, New York 10004. GIAC is obligated to pay all benefits under the policy.

This prospectus sets forth information that you should know about the policy before investing, and you should retain it for future reference. It must be accompanied by the current prospectuses for the variable investment options to which you may allocate all or part of your net premiums and policy account value. You can also allocate premiums and policy account value to a fixed-rate option. Special limits apply to transfers out of the fixed-rate option. Please read these prospectuses carefully before investing.

Guardian Investor Services LLC (GIS) serves as principal underwriter and distributor of the policies and offers the policies through its sales representatives or through sales representatives of broker-dealer firms that have entered into agreements with GIAC and GIS to sell the policies and who are registered with The Financial Industry Regulatory Authority (“FINRA”) and with the states in which they do business. More information about GIS and its registered persons is available at http://www.finra.org or by calling 1-800-289-9999. You also can obtain various investor brochures from FINRA.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involves investment risk, including possible loss of the principal amount invested.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this prospectus and other information.

The Park Avenue Life policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. GIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by GIAC.

POLICY SUMMARY

THIS SUMMARY outlines the principal features of your Park Avenue Life variable life insurance policy, including policy benefits, policy risks and the risks associated with each variable investment option available under the policy. It is qualified by the detailed explanation which follows and the terms of your Park Avenue Life policy.

WHAT IS VARIABLE LIFE INSURANCE AND HOW DOES IT WORK?

Variable life insurance is intended to provide two important benefits:

•	a death benefit that is not taxable to your beneficiary, and

•	a cash value that can grow, with taxes on the growth being deferred.

You allocate your Net Premium payments (the amount that remains after we deduct premium charges from your basic scheduled premium) and cash value among the variable investment options and the fixed-rate option. Most of these options provide variable returns. That’s why it’s called variable life insurance.

If the investment options that you choose perform well, the cash value of your policy will increase, and the death benefit may also increase. As a variable life insurance policyowner, however, you bear the risk of investment losses to the extent that your cash values are invested in the variable options. Your policy has no guaranteed cash value.

WHAT DEDUCTIONS AND CHARGES DO YOU HAVE TO PAY?

There are various deductions and charges associated with maintaining your Park Avenue Life policy. These deductions and charges are set forth in the Charges and deductions tables and in the section titled Deductions and charges.

WHAT ARE THE INSURANCE BENEFITS UNDER YOUR POLICY?

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit. The rider benefits you choose will determine the additional amount, if any, that’s paid to the beneficiary.

Death benefits

You have a choice of two death benefit options with this policy:

•	under Option 1, the death benefit will at least equal your policy’s Face Amount when the insured dies, or

•

under Option 2, the death benefit is a variable amount that may grow beyond the face amount if your policy account value increases and exceeds your policy’s benchmark value shown in your policy. The benchmark value is a measure we use to assess the adequacy of the funding in your policy over time. For an explanation see Special terms used in this prospectus. Under this option the death benefit will also at least equal your policy’s face amount.

Terms we’ve used

In this document, we, us, and our refer to The Guardian Insurance & Annuity Company, Inc., and you and your refer to the policyowner. You can find definitions of special terms used in this prospectus at the end of this document. We’ve used italic script to highlight these terms the first time they appear in the text.

Benefits

There are two types of insurance benefits available through this policy: death benefits and rider benefits. We pay death benefits to the beneficiary named in the policy when we receive proof that the insured has died while the policy was in force. Rider benefits offer special optional coverage in addition to the death benefit.

SUMMARY	PROSPECTUS	1

You may choose either of these options until the Policy Anniversary (the anniversary each year of the policy date) closest to the insured’s 100th birthday. On or after this date, the death benefit will be the policy account value.

Within certain limits, you can change your policy’s death benefit option once in a policy year, after your policy has been in force for one year, and as long as the insured is still living. For more information see Death benefit options.

Rider benefits

Riders are a way to add to the coverage offered by your policy. The riders offered under this policy are set forth in Appendix B. They are subject to GIAC’s insurance and policy issuing requirements, and all may not be available in all states.

Premiums for any rider benefits you buy will be included in your policy premiums, but are not allocated to the variable investment or fixed-rate options. Riders have no cash value.

WHAT ARE PREMIUMS?

Premiums are the payments you make to buy and keep your insurance in force. There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium. See Premiums.

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

If you are eligible for and choose the Premium Skip Option you may, after the first policy year and under certain circumstances, “skip” paying one or more annual premiums without causing the policy to lapse or reducing the face amount. You may also pay your premiums by taking out a loan through our Automatic Premium Loan feature.

Choosing the Premium Skip Option or the Automatic Premium Loan Feature can adversely affect the overall value of your policy, but won’t reduce your guaranteed death benefit or cause your policy to lapse. See Could your policy lapse?

WHAT ARE YOUR ALLOCATION OPTIONS?

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. These options are discussed under Your Allocation Options. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at any one time, including the fixed-rate option.

Each variable investment option invests in a series of a mutual fund. The value of these options, and your policy account value in them, will vary

Paying premiums

After you pay the first policy premium, you must pay further policy premiums once a year. You can, however, ask to pay them semi-annually, quarterly or monthly through an automatic payment plan, or at any other interval that we agree to. Within limits, you may also make unscheduled payments to your policy at any time.

Allocation options

You choose where your net premiums are invested. There are a number of variable investment options and a fixed-rate option. Your net premiums and policy account value may be allocated to a maximum of seven allocation options at one time, including the fixed-rate option.

2	PROSPECTUS	SUMMARY

Investment risks

Investment performance in the variable investment options may be unfavorable. You could lose everything you invest and your policy could lapse without value if you do not pay additional premium. The rate of interest we declare for the fixed-rate option may decrease to the minimum guaranteed rate.

Loan risks

Loans reduce the amount of policy account value available for withdrawal or surrender, or the amount we pay on the insured’s death, by the amount of the indebtedness. Your policy may lapse if your indebtedness reduces the cash surrender value to zero. A loan also may have tax consequences.

depending on the performance of the mutual funds corresponding to the options you choose. There is no minimum guaranteed policy account value for the amounts allocated to the variable investment options and, if you invest in variable investment options, you will be subject to the risk that investment performance will be poor and that your policy account value will decrease.

You will find the investment objectives, policies, risks, fees and expenses for each of these funds listed in the accompanying prospectus for that fund. You should read the corresponding fund prospectus carefully and consider the investment objectives, risks, fees and charges before investing in any variable investment option. For a summary of this information see The variable investment options.

The fixed-rate option earns a set rate of interest. You earn interest on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. Interest accrues daily at a minimum annual interest rate of 4%. GIAC sets the rate of interest for the fixed-rate option and guarantees your principal and interest under this option. See The fixed-rate option.

CAN YOU TRANSFER THE MONEY IN YOUR POLICY AMONG DIFFERENT ALLOCATION OPTIONS?

Provided the money in your policy is not being held as collateral against a loan, you can transfer it among the variable investment options, and into the fixed-rate option, at any time. Your net premiums and policy account value may be allocated to up to seven allocation options at any time. We limit transfers out of the fixed-rate option. See The fixed-rate option.

DO YOU HAVE ACCESS TO THE MONEY YOU’VE INVESTED IN YOUR POLICY?

After your policy has been in force for one year, you may, within limits, make partial withdrawals of your policy’s Net Cash Surrender Value. The net cash surrender value is your policy account value minus any surrender charges and policy debt, plus any amounts paid as policy premium assessments beyond the next monthly date. Policy debt is made up of all unpaid policy loans, plus the accumulated and unpaid interest on those loans.

You may also, within limits, borrow all or a portion of the loan value of your policy. There are risks associated with policy loans. When you take a policy loan, we transfer the amount of the loan out of the variable investment options and the fixed-rate option, and hold that amount in the Loan Collateral Account to serve as collateral. This loan collateral account does not participate in the investment experience of those allocation options and the loan, therefore, can affect the policy value and death benefit over time whether or not the loan is repaid. Loans reduce the amount of your policy account value whether or not the loan is repaid. Loans reduce the amount of your policy account value available for withdrawal or surrender, or the amount we pay on the insured’s

SUMMARY	PROSPECTUS	3

Surrender and

withdrawal risks

The policy is designed to meet long-term financial goals. Surrenders and partial withdrawals may have tax consequences, and the charges associated with surrenders may play a role in determining if your policy will lapse.

Tax risks

While there is some uncertainty about the application of federal tax law to the policy, we believe it is reasonable to conclude that increases in the value of your policy should not be taxed unless you make a withdrawal (or, in some cases, take a loan) or surrender your policy before the insured dies.

death, by the amount of any indebtedness. Your policy may lapse (terminate without value) if your indebtedness reduces the cash surrender value to zero. If you surrender the policy or allow it to lapse while a policy loan is outstanding, you may have to pay tax on the amount you still owe to your policy. See Policy loans and Federal tax considerations for details.

Finally, you may at any time surrender your policy for the net cash surrender value. After you surrender your policy, you no longer have insurance coverage and your policy cannot be reinstated. A surrender charge applies for 12 policy years after the issue date. It is possible that you will receive no net cash surrender value if you surrender your policy in the first few policy years. You should purchase the policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the policy if you intend to surrender it or make partial withdrawals in the near future. We designed the policy to meet long-term financial goals. The policy is not suitable as a short-term investment.

Surrenders and partial withdrawals may have tax consequences.

HOW IS YOUR POLICY AFFECTED BY TAXES?

We believe it is reasonable to conclude that your Park Avenue Life policy will be treated as a life insurance contract under federal tax law. However, due to limited guidance, there is some uncertainty about the application of the federal tax law to the policy, particularly with respect to policies issued on an insured who does not meet our insurance requirements for standard coverage. Assuming that your policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the policy account value until there is a distribution from the policy. Moreover, death benefits payable under a policy should be excludible from the gross income of the beneficiary. As a result, the beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although some other taxes, such as estate taxes, may apply.

Depending on the total amount of premiums you pay, the policy may be treated as a modified endowment contract (“MEC”) under federal tax laws. If a policy is treated as a MEC, then surrenders, partial withdrawals, and loans under the policy will be taxable as ordinary income to the extent there are earnings in the policy. In addition, an additional 10% tax may be imposed on surrenders, partial withdrawals, and loans taken before you attain age 59 1/2. If the policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a policy that is not a MEC are subject to the 10% additional tax. See Tax Considerations.

4	PROSPECTUS	SUMMARY

WHAT CHANGES CAN YOU MAKE TO YOUR POLICY?

Decreasing the face amount of the policy

After your policy has been in force for one year, you may request a decrease in the face amount. The decrease must be at least $10,000, and the insured must be alive when we receive your request. If you decrease your face amount in the first 12 years of your policy, you will pay a surrender charge. The new face amount cannot be lower than GIAC’s current minimum face amount.

Exchanging your Park Avenue Life policy for a fixed-benefit life insurance policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life insurance policy issued by GIAC or one of our affiliates prior to the later of the second anniversary or the insured’s attained age 70. There may be a credit or a cost to be paid. See Special Features of your policy.

Canceling your policy after it has been issued

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days after you receive your policy, or

•	45 days after you sign Part 1 of the completed application for your policy.

Longer periods may apply in some states. Once we receive your notice, we will refund all of the premiums you paid, and your policy will be considered void from the beginning. See Your right to cancel your policy.

COULD YOUR POLICY LAPSE?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt. You must pay policy premiums in cash by the due date, unless you qualify and have signed up for your policy’s Premium Skip Option or Automatic Premium Loan feature. We will tell you that you must make a loan repayment if the amount that you owe us becomes greater than your cash surrender value.

We will tell you if your policy is in danger of lapsing, and will keep your policy in force if we receive the required payment when requested. If your policy does lapse, we can continue your coverage for a limited time, or for a reduced amount, under one of the policy value options.

If your policy has lapsed and it has not been surrendered for its cash value, you may have up to five years to reinstate it. See Premiums (Premium Skip Option, Automatic Premium Loan, Grace Period and Reinstating your policy) and Policy value options.

Could your

policy lapse?

Your policy may lapse if you don’t pay a policy premium within 31 days of the due date or if you have excess policy debt.

SUMMARY	PROSPECTUS	5

CHARGES AND DEDUCTIONS TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. Certain of those fees and charges are payable only if you choose an optional policy feature. If the amount of the charge varies depending on the individual characteristics of the insured — such as age, sex, duration, face amount and underwriting class – the tables below show the maximum and minimum charges we assess under the policy and the charges for a typical insured. The charges may not be typical of the charges you will pay. The first table describes the fees and expenses that you will pay at the time that you make the required initial or subsequent scheduled premium payments under the policy, surrender the policy, or transfer policy account value among the variable investment options and the fixed options.

TRANSACTION FEES
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Premium Charge	When Premium is paid	7.5% of premiums you pay in an amount equal to 12 annual basic scheduled premiums and 4.5% of premiums you pay in excess of an amount equal to 12 annual basic scheduled premiums.[1]
Modality Charge	When premium is paid, if premiums for any benefits provided under this policy are paid more frequently than annually.

If premium paid semi-annually: premium is 3.00% more than if paid annually.

If premium paid quarterly: premium is 5.06% more than if premium paid annually.

If premium paid monthly: premium is 3.00% more than if premium paid annually.

Premium Skip Option	Annually, upon the selection of the Premium Skip Option	An amount equal to 92.5% of any policy premium assessment.
Surrender Charge[2]	Upon full surrender or lapse of the policy within the first 12 policy years of the initial face amount and upon a decrease in face amount.

Minimum first year charge: $5.37 per $1,000 of policy face amount.

Maximum first year charge: $58.87 per $1,000 of policy face amount.

First Year charge for a male, non-smoker issue age 35, in the preferred plus underwriting class, with a policy face amount of $250,000 and assuming no unscheduled payments are made: $13.59 per $1,000 of base policy face amount.

Transfer Charge	The charge is not currently imposed. We reserve the right to impose the charge at the time of transfer after the 12th transfer in a policy year.	$25 per transfer after the 12th transfer in a policy year.
Unscheduled Payment Handling Fee	The charge is not currently imposed.	$2.00 per unscheduled payment
Partial Withdrawal Charge	Upon making a partial withdrawal from policy account value	$25 or 2% of the amount of the withdrawal whichever is lower.
Reinstatement Charge	Upon Reinstatement	The greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders, or for rating charges, with 6% interest compounded annually.

[1]

The amount of the basic scheduled premium for a policy depends on the insured’s age, underwriting class and sex (unless gender-neutral rates are required by law). The minimum amount of basic scheduled premium for a non-substandard rated policy is $3.07 per $1,000 of face amount and the maximum amount is $161.34 per $1,000 of face amount. The basic scheduled premium for a male, non-smoker issue age 35 in the preferred plus underwriting class, with a policy face amount of $250,000 is $8.12 per $1,000 of face amount.

[2]

The surrender charge decreases every year until it reaches 0% by the beginning of the 13th policy year. Surrender charges vary based on the insured’s age, sex, underwriting class and face amount. The surrender charge shown in the table may not be representative of the charges you will pay. You can obtain more information about your surrender charge by contacting our customer service office.

6	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including the fees and expenses of the underlying fund companies. “Optional Charges” are the charges we deduct if you choose to add optional benefits by rider.

PERIODIC FEES[1]
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Cost of Insurance[2]:	Monthly

Minimum first year guaranteed charge: $0.057 per $1,000 of net amount at risk (NAR) for all underwriting classes

Maximum first year guaranteed charge: $90.909 per $1,000 of NAR for all underwriting classes.

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000: $0.141 per $1,000 of NAR.

See notes for current charge[3]

Mortality and Expense Risk	Daily	The guaranteed annual charge is 0.90% of the average daily net assets in the variable investment options. See notes for current charge[4]
Guaranteed Insurance Amount	Monthly	$0.01 per $1,000 of current base policy face amount.
Policy Charge	Monthly	$10.00 for the first 3 policy years. After the third policy year, the average is guaranteed not to exceed $8.00 per month[5]
Administration Charge[6]	Monthly

Minimum charge: $0.02 per $1,000 of policy face amount. [7]

Maximum charge: $0.04 per $1,000 of policy face amount.[7]

Charge for a male, non-smoker age 35, in the preferred plus underwriting class with a policy face amount of $250,000:

$0.04 per $1,000 of base policy face amount.

Interest on Policy Loans	Annually on your policy anniversary	8% annually on all outstanding policy debt until the later of the 20th policy anniversary or the insured’s attained age 65[8]
Optional Charges[9]
Adjustable Renewable Term Rider (ART)	With your scheduled premium payment

Minimum first year guaranteed charge: $1.00 per $1,000 of ART rider face amount for all underwriting classes.

Maximum first year guaranteed charge: $132.92 per $1,000 of ART rider face amount for all underwriting classes.

See notes for current charge[10]

First year guaranteed charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000: $1.09 per $1,000 of ART rider face amount.[11]

Accidental Death Benefit Rider (ADB)	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy rider:

$0.76 per $1,000 of ADB face amount annually

Maximum Charge for a non-substandard rated policy rider: $1.34 per $1,000 of ADB face amount annually

Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class: $0.81 per $1,000 of ADB face amount annually[11]

Guaranteed Purchase Option Rider (GPO)	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy rider:

$0.24 per $1,000 of GPO face amount annually

Maximum Charge for a non-substandard rated policy rider: $3.45 per $1,000 of GPO face amount annually

Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class: $1.08 per $1,000 of GPO face amount annually[11]

CHARGES AND DEDUCTIONS TABLES	PROSPECTUS	7

PERIODIC FEES[1] (continued)
Charge	When Charge Is Deducted/Paid	Amount Deducted/Paid
Optional Charges[9] (continued)
Simplified Insurability Option Rider (SIO)	N/A	There is no charge for this rider
Waiver of Premium Rider	With your scheduled premium payment

Minimum Charge for a non-substandard rated policy rider: $0.05 per $1,000 of policy face amount annually

Maximum Charge for a non-substandard rated policy rider: $2.79 per $1,000 of policy face amount annually

Charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000: $0.25 per $1,000 of base policy face amount annually[11]

[1]	Does not include operating fees and expenses of the underlying funds. Monthly fees are not deducted after the policy anniversary closest to the insured’s 100th birthday.
[2]

The cost of insurance charge varies based on the insured’s age, policy duration, sex, underwriting class and face amount. Any additional rating charges applicable to insureds who do not satisfy our insurance requirements for standard insurance are added to the cost of insurance charge. The cost of insurance charge shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

[3]

The minimum current first year cost of insurance charge for a non-substandard rated policy is $0.026 per $1,000 of NAR, the maximum current first year cost of insurance charge for a non-substandard rated policy is $29.077 per $1,000 of NAR, and the current first year cost of insurance charge is $0.084 per $1,000 of NAR, for a male, non-smoker issue age 35, in the preferred plus underwriting class, with a policy face amount of $250,000.

[4]	The current annual charge for the mortality and expense risk fee is 0.60% of the average daily net assets in the variable investment options.
[5]	The current charge after the third policy year is $4.00 per month.
[6]

The administration charge is based on the insured’s age, sex, and underwriting class for the face amount. The administration charge shown in the table may not be representative of the charges you will pay. For more details, contact your registered representative.

[7]	After the 12th policy year the charge decreases to $0.015 per $1,000 of face amount.
[8]	Thereafter, the annual rate falls to 5% for all outstanding and new policy loans.
[9]	Optional charges are the charges that we deduct if you choose to add optional benefit riders.
[10]

The minimum first year current rider charge for a non-substandard rated policy is $0.13 per $1,000 of ART rider face amount, maximum first year current rider charge for a non-substandard rated policy is $63.05 per $1,000 of ART rider face amount, and the first year current rider charge for a male, non-smoker issue age 35, in the preferred plus underwriting class with a policy face amount of $250,000 and term face amount of $250,000 is $0.36 per $1,000 of ART rider face amount.

[11]

The charges for the Adjustable annual renewable term rider, Accidental death benefit rider, Guaranteed purchase option rider, and Waiver of premium rider vary based on individual characteristics of the insured. The charges shown may not be representative of the charges that you will pay. For more details, contact your registered representative.

The next table describes the underlying mutual fund fees and expenses that you will pay periodically during the time that you own the policy. The table shows the minimum and maximum fees and expenses charged by any of the underlying mutual funds for the fiscal year ended 2006. More detail concerning these fees and expenses is contained in the prospectus for each underlying mutual fund.

Annual Underlying Mutual Fund Operating Expenses (expenses that are deducted from the assets of the underlying mutual funds including management fees, distribution and/or service (12b-1) fees, and other expenses).

	Minimum	Maximum
Total Gross Annual Underlying Mutual Fund Operating Expenses*	0.10%	1.50%

*	The range of Annual Underlying Mutual Fund Operating Expenses shown here does not take into account contractual and voluntary arrangements under which the Funds’ advisers currently reimburse Fund expenses or waive fees. Please see the prospectus for each underlying fund for more information about that fund’s expenses.

The fee and expense information used to prepare the above table were provided to GIAC by the underlying funds. GIAC has not independently verified such information.

8	PROSPECTUS	CHARGES AND DEDUCTIONS TABLES

The Park Avenue Life Policy Diagram1

POLICY PREMIUMS	Less	Policy premium assessments
•	Rider premiums
•	Rating charges
UNSCHEDULED PAYMENTS	Less	Premium charge

POLICY ACCOUNT VALUE

THE SEPARATE ACCOUNT

THE MUTUAL FUNDS	Less	Advisory fees and other expenses

(including any investment return):

RS Investment Management Co. LLC

RS Core Equity VIP Series

RS S&P 500 Index Index VIP Series

RS Asset Allocation VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series	Less	Mortality and expense risk charge

RS Small Cap Core Equity VIP Series

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series

Value Line, Inc.

Value Line Centurion Fund

Value Line Strategic Asset Management Trust
Gabelli Funds, LLC	Less	Monthly deductions
Gabelli Capital Asset Fund	•	Policy charge
MFS Investment Management	•	Administration charge
MFS Growth Series	•	Guaranteed insurance amount charge
(previously MFS Emerging Growth Series)	•	Charge for the cost of insurance	•

MFS Total Return Series

MFS Investors Trust Series

MFS Research Bond Series

MFS New Discovery Series

MFS Research Series

American Century Investment Management, Inc.

American Century VP Value Fund

American Century VP International Fund

Invesco Aim Advisors, Inc.

AIM V.I. Capital Appreciation Fund

AIM V.I. Utilities Fund

AIM V.I. Core Equity Fund

Fidelity Management & Research Company

Fidelity VIP Growth Opportunities Portfolio

Fidelity VIP Equity-Income Portfolio

Fidelity VIP High Income Portfolio

Fidelity VIP Contrafund® Portfolio

Fidelity VIP Index 500 Portfolio

Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio

Janus Aspen Forty Portfolio

Janus Aspen Large Cap Growth Portfolio

Janus Aspen Worldwide Growth Portfolio

AllianceBernstein LP

AllianceBernstein Growth & Income Portfolio

AllianceBernstein Large Cap Growth Portfolio

AllianceBernstein Global Technology Portfolio

AllianceBernstein Value Portfolio

FIXED-RATE OPTION	LOAN COLLATERAL ACCOUNT

(plus interest credited)

(plus interest credited)

	Less	Transaction deductions • Surrender charge • Partial withdrawal charge
CASH SURRENDER VALUE		• Premium skip option deduction

[LOGO]
	Less	Policy debt
NET CASH SURRENDER VALUE

[1]

This diagram excludes the unscheduled payment handling fee and transfer charge which are not being imposed currently. Interest on policy debt and repayments of policy debt are also not reflected in the diagram.

POLICY DIAGRAM	PROSPECTUS	9

ABOUT THE PARK AVENUE LIFE POLICY

Issuing the policy

A Park Avenue Life insurance policy must have a face amount of at least $100,000.

The Policyowner

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured.

THIS SECTION provides detailed information about your policy. It explains your rights and responsibilities under the policy, and those of GIAC. Because the laws and regulations that govern the policy vary among the jurisdictions where the policy is sold, some of the policy’s terms will vary depending on where you live. These terms of your policy will be outlined in the policy we send you. Appendix E contains important information for policies issued in the state of New York.

ISSUING THE POLICY

A Park Avenue Life insurance policy must have a face amount of at least $100,000. To issue a policy:

•	the insured must be age 80 or under and meet our insurance requirements, and

•	you must live in a state or jurisdiction in which we offer the policy.

If you are interested in exchanging an existing policy for a Park Avenue Life policy, we recommend that you speak with your lawyer or tax adviser first. It may not be in your best interest to surrender, lapse, change, or borrow from existing life insurance policies or annuity contracts in connection with the purchase of the Policy. You should compare your existing insurance and the Policy carefully. You should replace your existing insurance only when you determine that the Policy is better for you. The Policy will impose a new surrender charge period. You should talk to your financial professional or tax adviser to make sure the exchange will be tax-free. If you surrender your existing policy for cash and then buy the Policy, you may have to pay a tax, including possibly a penalty tax, on the surrender. Because we will not issue the Policy until we have received an initial premium from your existing insurance company, the issuance of the Policy may be delayed.

Backdating your policy

Under certain circumstances we will backdate your policy if you ask us to, giving you a policy date up to six months before the application was actually signed. Backdating your policy may be beneficial if, for example, it would allow you to qualify for a lower premium because the insured was younger on the policy date. To backdate a policy you must pay all policy premiums that would have been due from the backdated policy date. We deduct the monthly deductions due from the backdated policy date to the issue date.

THE POLICYOWNER

The policyowner is the person named on the application as the owner of the policy. You may own a policy jointly with more than one person. A policyowner does not have to be the insured. While the insured is living, only the policyowner named in our records has the right to exercise rights granted by the policy unless ownership of the policy has been assigned to someone else. Except for transfers, all of the policy’s joint owners must approve policy transactions or changes in writing, including

10	PROSPECTUS	ABOUT THE PARK AVENUE LIFE POLICY

assigning ownership of the policy to someone else. When a joint policyowner dies, we will divide his or her share of the policy equally among the other policyowners, unless the deceased policyowner has indicated otherwise.

If you want to change the policyowner, you must request it in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners. The change will be made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request. Changing the policyowner may have tax consequences.

If you are not the insured and die before the insured, your estate (or if there had been joint owners, the estate of the last surviving joint owner) becomes the policyowner, unless you have named someone to take over ownership of the policy (a successor owner). If you are both the policy-owner and the insured, a successor owner may not be named because the policy ends when you die.

THE BENEFICIARY

The beneficiary is the person you name to receive the proceeds when the insured dies. You can change the beneficiary until the insured dies. Also, you may name a “contingent” beneficiary, who will receive the proceeds if the first beneficiary dies before the insured, or a second or “concurrent” beneficiary who will receive a portion of the proceeds when the insured dies. The beneficiary must live longer than the insured to qualify as a beneficiary and has no rights under the policy until the insured dies. If the insured outlives all of the beneficiaries named in the policy, then the policyowner or the policyowner’s estate becomes the beneficiary.

If you want to change the beneficiary, you must give us your instructions in writing in a form acceptable to us. Your request must be signed and dated by all of the policyowners listed in our records. The change is made effective on the date your request was signed, but will not apply to any payments or actions taken before we receive your request.

It is important that we have a current address for your beneficiary so that we can pay death benefit proceeds promptly. If we cannot pay the death benefit proceeds to your beneficiary within five years of the death of the insured, we may be required to pay them to the state.

The Beneficiary

The beneficiary is the person you name to receive the proceeds when the insured dies.

ABOUT THE PARK AVENUE LIFE POLICY	PROSPECTUS	11

BENEFITS AND POLICY VALUES

Death benefit

options

You have a choice of two death benefit options with this policy. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2. See accompanying text for details.

DEATH BENEFIT OPTIONS

You have a choice of two death benefit options with this policy. You should choose the death benefit option that best meets your insurance needs and investment objectives. If a fixed amount of insurance coverage and potentially lower monthly deductions best fits your needs, you should choose Option 1. If you want the potential to increase the amount of your insurance coverage beyond your policy’s guaranteed face amount, you should choose Option 2.

Option 1

Under Option 1, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death,

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if the policy account value increases, the net amount at risk decreases. When this happens, the amount that we deduct for the cost of insurance charges each month may also go down.

Option 2

Under Option 2, your death benefit is the greater of:

•	the face amount on the date of the insured person’s death, plus the amount by which the policy account value, as of the monthly date before the insured’s death, exceeds the benchmark value,

•	the minimum death benefit required under Section 7702 of the Internal Revenue Code on the monthly date before the insured’s death, or

•	after the first policy year, the variable insurance amount. This is explained below.

Under this option, if your investments perform well or you make unscheduled payments, your policy account value may increase enough to increase your death benefit. If your investments perform poorly, your death benefit could be lower, but it will never be lower than the face amount. Investment performance and unscheduled payments do not affect your net amount at risk under this option, if the policy account value exceeds the benchmark value.

Regardless of which option you choose, after the policy anniversary closest to the insured’s 100th birthday the death benefit is the policy account value. The tax consequences of continuing the policy beyond the insured’s 100th birthday are unclear. You should consult a tax adviser for more information.

If you make a partial withdrawal from your policy between the most recent monthly date and the death of the insured, the proceeds of the death benefit under either option will be reduced by the amount of your withdrawal.

12	PROSPECTUS	BENEFITS AND POLICY VALUES

THE VARIABLE INSURANCE AMOUNT

The variable insurance amount provides a guarantee that your policy’s death benefit will be greater than its face amount if the policy account value exceeds the net single premium on any policy review date. We calculate the variable insurance amount for each year of your policy after the first policy anniversary by multiplying $1,000 by the policy account value on the policy review date and then dividing that number by the net single premium per $1,000 that applies for that policy review date. If you reduce the face amount of your policy, or you make a partial withdrawal from your policy, the variable insurance amount will be reduced. The net single premium for a policy review date is based on the net single premiums for the policy anniversaries immediately before and after the policy review date, and is then adjusted for the number of days that the policy review date falls between these anniversaries.

CHANGING YOUR DEATH BENEFIT OPTION

After the first anniversary of your policy you may change the death benefit option once each policy year, as long as the insured is alive. Changes to your death benefit option will take effect on the monthly date after we approve the change, and will not affect the face amount of your policy. Changing the death benefit option may have adverse tax consequences. You should consult a tax adviser before doing so.

We will not approve a change from Option 1 to Option 2 if you are not paying your policy premiums under a waiver of premium rider.

PAYING THE DEATH BENEFIT

We will pay a death benefit to the beneficiaries named in your policy when we receive proof that the insured has died while the policy was in effect. If there is reason to dispute the policy, then we may delay the payment of death benefits. See Limits to GIAC’s right to challenge a policy.

POLICY VALUES

The following is a detailed breakdown of how we calculate the different values associated with your policy.

Amounts in the Separate Account

Any net premiums that you allocate or transfer to a variable investment option are used to buy shares in the mutual fund corresponding to the variable investment option, according to your instructions. We will sell these shares when you make a withdrawal, transfer policy account value or take a policy loan, or when we withdraw your monthly deductions, or make dollar cost averaging transfers. Based on the value of each share on the transaction date, we will sell the number of shares needed to cover

Minimum death benefit

The minimum death benefit required under Section 7702 of the Internal Revenue Code on any monthly date is $1,000 multiplied by the policy account value, then divided by the net single premium per $1,000 for the insured’s attained age, sex, and premium class. The net single premium on any monthly date is determined by interpolation between the net single premiums for the policy anniversaries immediately before and after that monthly date. The net single premium is adjusted to the monthly date immediately before the insured’s death. You will find a table of net single premiums in your policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	13

Net cash

surrender value

Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy.

the cost of that transaction. To reflect how investment performance affects policy account value, we determine a unit value for each variable investment option. Unit values will vary among variable investment options.

To calculate the value of your investment in a particular variable investment option, multiply the unit value of the option by the number of units you own. Unit values change based on the investment performance of mutual fund shares and the daily deductions that are made to cover our mortality and expense risks. We calculate the unit value for each variable investment option at the end of each day. Note that you bear all risks associated with the investments in the Separate Account.

Policy account value

This is the total value of the investments held in your policy. This includes the value of your allocations to the fixed-rate and variable investment options, and any policy values that may be in the Loan Collateral Account as collateral for a policy loan. It is calculated as:

•	net premiums that you contribute to your policy; plus or minus

•	any profit or loss generated by your policy account value in the variable investment options; plus

•	any interest you earn on allocations to the fixed-rate option or interest we credit on the Loan Collateral Account; minus

•	your total monthly deductions; minus

•	any partial withdrawals you’ve made; minus

•	any surrender, partial withdrawal or transfer charges; minus

• any Premium Skip Option deductions.

Policy account value varies from day to day. We do not guarantee a minimum policy account value.

Cash surrender value and net cash surrender value

Cash surrender value is the policy account value minus any surrender charges. There are no surrender charges after your policy has been in effect for 12 years. Net cash surrender value is the amount you would actually receive if you surrendered your life insurance policy. It is your policy account value minus any surrender charges and policy debt, plus any policy premium assessments you’ve paid covering the period beyond the next monthly date.

Benchmark value

A hypothetical account value that we use as a guide, comparing it against the policy account value or cash surrender value when we determine:

•	whether your death benefit has increased above the face amount, and if so by how much, if you’ve chosen Option 2

•	if you can skip a premium under the Premium Skip Option

14	PROSPECTUS	BENEFITS AND POLICY VALUES

•	if you can make a partial withdrawal, and

•	any change in your basic scheduled premium after the guaranteed premium period has ended.

Your policy’s benchmark value for each policy year is set out in your policy. To calculate your policy’s benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your given day is between these anniversaries. GIAC does not guarantee that the policy account value will equal or exceed the benchmark values set forth in the policy. See Special terms used in this prospectus for complete description of benchmark value.

Tabular account value

This is the value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values. For a full explanation, see Special terms used in this prospectus. GIAC does not guarantee that the policy account value will equal or exceed the tabular account values set forth in the policy.

BENEFITS AND POLICY VALUES	PROSPECTUS	15

PREMIUMS, DEDUCTIONS AND CHARGES

Guaranteed

premium period

Your basic scheduled premium will not increase during the guaranteed premium period.

PREMIUMS

There are several types of premiums associated with your Park Avenue Life policy, which together form your policy premium.

After you pay your first policy premium and your policy takes effect, you will normally pay policy premiums once a year until the death of the insured, or until the policy anniversary nearest the insured’s 100th birthday. You can, however, ask to pay policy premiums semi-annually, quarterly, monthly through an automatic payment plan, or at any other interval that we agree to. These periodic premium payments must be at least $100 unless you are paying through an automatic payment plan. The minimum premium payment we will accept under an automatic payment plan is $25. If we are unable to obtain the premium payment from your bank account, we may automatically switch you to quarterly billing. GIAC may accept lower premium amounts in accordance with its current administrative procedures. The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Paying your premiums

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

The value of the investments in your policy can be affected either positively or negatively by choosing to pay your policy premiums periodically. To change the frequency of your payments you must make your request in writing to us. If we receive your request too close to your payment date and are unable to make the change in time, we will make the change effective for the next scheduled payment.

GIAC reserves the right, from time to time, to establish administrative rules that set forth acceptable forms of premium payments. Premium payments that are not deemed acceptable under these rules will not be credited to the policy, and will be handled in accordance with our administrative procedures then in effect. These procedures may include returning the premium payment to you or contacting you for further information.

Basic scheduled premiums

The basic scheduled premium, together with any policy premium assessments, is the policy premium you must pay each year to keep your policy in force. The basic scheduled premium depends on your policy’s face amount, the insured’s age when the policy started, sex (unless gender-neutral rates are required by law), and premium class. It is shown in your policy.

During the guaranteed premium period, we will not increase your basic scheduled premium. But we will reduce your basic scheduled premium if you reduce your policy’s face amount. The guaranteed premium period

16	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

starts on the policy date and ends either on the policy anniversary closest to the insured’s 70th birthday, or on the tenth policy anniversary, whichever is later.

On the last policy review date before the end of the guaranteed premium period, and on each subsequent policy review date, we will review your policy. We will determine if your basic scheduled premium will change for each policy year that begins after the guaranteed premium period. We compare your policy account value on that policy review date with the benchmark value and the tabular account value on the same date, and make any necessary adjustments as described below.

If your policy account value is less than or equal to the tabular account value, we will charge you the maximum basic scheduled premium shown in your policy. If it is greater than or equal to the benchmark value, we will charge you the basic scheduled premium that you were paying during the guaranteed premium period for your policy’s current face amount. If your policy account value falls somewhere between the tabular account value and the benchmark value, we will calculate a premium based on a linear interpolation between the basic scheduled premium charged during the guaranteed premium period and the maximum basic scheduled premium.

If your policy account value equals or exceeds the benchmark value we will not increase your basic scheduled premium for the next policy year. However, if your policy account value is below the benchmark value after the guaranteed premium period, your basic scheduled premium will increase for the next policy year.

If you pay your policy premiums when they are due (or skip them under the Premium Skip Option), make no partial withdrawals, and repay any loans that you take against your policy, your policy will not lapse and will have a death benefit of at least the face amount listed in your policy until the policy anniversary closest to the insured’s 100th birthday.

We will tell you of any change in your basic scheduled premium in the billing notices you receive. All policy premiums must be sent directly to us.

Unscheduled payments

Under certain circumstances, you may make extra payments towards your policy, in addition to your regular policy premiums. By making these unscheduled payments you can add to your policy account value and possibly increase your death benefit under Death Benefit Option 2. Unscheduled payments must be at least $100, unless they are made at the same time as a regular policy premium payment. We have the right to deduct a handling fee of up to $2 from each unscheduled payment before deducting any other charges and crediting the balance to your policy. We do not currently charge a handling fee.

Unscheduled payments

Making unscheduled payments towards your policy may cause it to be considered a modified endowment contract under the Internal Revenue Code, which has tax implications. There are certain restrictions on the total amount of unscheduled payments we permit, depending on how long your policy has been in force. We will return the portion of any unscheduled payment that exceeds the maximum you are allowed.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	17

Unscheduled payments

Insured’s age	Factor
0 to 35	17
36 to 40	16
41 to 45	15
46 to 50	14
51 to 55	13
56 to 60	12
61 to 65	11
66 to 70	10
71	9
72	8
73	7
74	6
75 to 80	5

You may not make an unscheduled payment:

•	if your policy premiums are being waived under a waiver of premium rider,

•	while a policy value option is in effect (see Policy value options), or

•	on or after the policy anniversary closest to the insured’s 100th birthday.

In the first policy year the maximum that you may contribute in unscheduled payments is the lesser of $1,000,000, or your basic scheduled premium for that year multiplied by the factor in the accompanying chart, based on the insured’s age as of the policy date.

From the second to the tenth policy year, the maximum that you may contribute in unscheduled payments each policy year is the lesser of $500,000 or three times the initial basic scheduled premium for the current face amount of your policy.

After the tenth year of your policy, the total amount that you may contribute in unscheduled payments each policy year is determined by the following:

•

if you have made an unscheduled payment in any of the previous three policy years, you may contribute an amount that is 1.25 times the largest total of unscheduled payments in any of the three previous policy years, to a maximum of the lesser of i) three times your basic scheduled premium during your policy’s guaranteed premium period for your current face amount, or ii) $500,000. If you provide us with evidence that the insured meets our insurance requirements, you may be allowed to make additional unscheduled payments during a policy year, to a maximum amount of one basic scheduled premium for your policy’s current face amount.

•

if you have not made any unscheduled payments in the previous three policy years you may contribute an amount up to the value of one basic scheduled premium during your policy’s guaranteed premium period for your current face amount. You must also provide evidence that the insured meets our insurance requirements.

We reserve the right to refuse an unscheduled payment before the 11th year of your policy if, after the first year of your policy, you have not made an unscheduled payment for three consecutive policy years.

Regardless of how long your policy has been in force, if the Premium Skip Option is in effect the maximum that you may contribute in unscheduled payments will not be less than the policy premium for that year. There are further restrictions on making unscheduled payments to your policy within 45 days of the date Part 1 of your completed application form was signed, or 15 days after the issue date, whichever is later. See How your premiums are allocated.

18	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Premium Skip Option

After the first policy year, you may “skip” paying your annual policy premium. You must tell us in writing that you want to put the Premium Skip Option into force by the end of the grace period for the first annual policy premium that you intend to skip. Your policy must meet all of the following requirements on the date that each premium is skipped:

•	your policy account value must exceed your policy’s benchmark value on that date by at least the amount of the annual policy premium

•	your net cash surrender value must equal or exceed your policy premium assessments for that policy year, and

•	you cannot be waiving policy premiums under a waiver of premium rider.

You may inquire about your policy account value and your net cash surrender value by calling us at 1-800-441-6455 during normal business hours. We also provide these values, along with your policy’s benchmark value as of the most recent policy anniversary, in your annual policy statement. You can find the benchmark value for each policy anniversary in your policy.

If the values in your policy fail to meet the criteria above, and your policy would lapse if a premium were skipped under the Premium Skip Option, we will notify you that you must pay the annual policy premium within your policy’s grace period. See Grace period. When you receive this notice you have three choices. You may:

•	choose to pay the annual premium due

•	choose to make more frequent, but lower, periodic policy premium payments. You must send your request for this change in writing, along with your payment, to our customer service office, or,

•	if eligible, pay your policy premium through the policy’s Automatic Premium Loan feature.

If we receive your first request to skip a premium during the grace period for that premium, and you meet our requirements, your request will be effective on the date we receive it. Otherwise, any premium you skip will be effective on your policy anniversary when your annual policy premium would be due.

If you elect the Premium Skip Option, you will be placed on the annual payment mode. If you were paying your policy premiums on a periodic basis (semi-annually, quarterly or monthly), you will still be responsible for all periodic payments up until the time the premium skip becomes effective.

While the Premium Skip Option is in effect, we will continue to send you annual policy premium billing notices. You may disregard these notices as long as your policy continues to meet the criteria for the Premium Skip Option. However, if you do send us a policy premium, we will consider it a cancellation of the Premium Skip Option.

Premium skip

option

After the first policy year, you may “skip” paying your annual policy premium, provided your policy meets certain requirements. (See accompanying text.) You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	19

Borrowing to pay

premiums

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums.

When you skip a premium under this option, we will deduct on a policy anniversary from your policy account value an amount equal to 92.5% of any policy premium assessments. This amount will first be deducted proportionately from the portion of your policy account value invested in the variable investment options. If this is not enough to cover the deduction, we will take the remaining amount from the portion of your policy account value in the fixed-rate option. These deductions will reduce the amount invested in your Park Avenue Life policy, as well as the amount available for you to borrow from your policy.

We will continue to charge the monthly deductions described in Deductions and charges while the Premium Skip Option is in effect. The difference between the policy account value and the death benefit, the net amount at risk, will often increase at first when an annual policy premium is skipped. This increases the monthly cost of insurance charge.

The Premium Skip Option will remain in effect until:

•	we receive your written instructions to cancel the option, or

•	we receive a payment from you that is credited to your account as a policy premium, or

•	we receive your written request to pay premiums periodically instead of annually, or

•	you no longer meet the requirements for exercising the premium skip option because your policy’s net cash surrender value or policy account value is no longer sufficient, or

•	you no longer meet the requirements for exercising the premium skip option because you are not paying premiums under a waiver of premium rider.

You do not have to make up any policy premiums that you skip under the Premium Skip Option, and you may re-exercise the option throughout the life of your policy after it has been canceled, as long as you continue to meet the requirements. Please note: If you use the Premium Skip Option, you will not be able to make policy premium payments until the next policy anniversary. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

Automatic premium loan

If you are eligible, you can borrow against your policy’s loan value to pay your policy premiums. See Policy loans. You may request this feature when you first complete your policy application, or at any time during the life of the policy. We must receive your request in writing at our customer service office by the end of the grace period for the premium that you wish to pay through the Automatic Premium Loan.

You will not actually receive any money when you take out an Automatic Premium Loan. Instead, we will transfer the amount required to pay a policy premium from your unloaned policy account value into

20	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

the Loan Collateral Account. The money will then be used to pay the required premium. The end of the grace period is considered to be the date the loan was made, and interest will be calculated from this date. If your policy’s loan value is not enough to cover an overdue policy premium, we will not be able to make an Automatic Premium Loan and your policy may lapse.

If you have chosen both the Premium Skip Option and the Automatic Premium Loan feature, we will treat an overdue policy premium as a skipped premium before we initiate an Automatic Premium Loan. We will cancel your policy’s Automatic Premium Loan feature if we receive a written request from you to do so.

Please note: If you use the Automatic Premium Loan feature you will not be able to make policy premium payments. You can still make unscheduled payments, within the prescribed limits. See Unscheduled payments.

See Policy loans and Tax considerations for additional information on the treatment of policy loans.

Crediting payments

If we receive a payment within 31 days before or after a policy premium due date that equals or exceeds the amount that is due, and you have not provided specific instructions, we will:

•	pay the policy premium,

•	then, repay any outstanding policy loans and accrued interest, and

•	finally, treat any remaining excess as an unscheduled payment.

We will use any other unidentified payments that we receive from you to:

•	pay any outstanding policy loans and accrued interest, and

•	then, credit your policy with an unscheduled payment.

We normally credit your payments and allocate the net premium as of the business day we receive it, so long as we receive it at our customer service office by the close of the business day, which is generally 4:00 p.m. New York time, and you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will contact you to get it. We will then apply your purchase payment on the business day that we obtain the necessary information from you. There are two exceptions:

•

any payment that we receive within 31 days before a premium due date will have the portion of that payment covering your policy premium in GIAC’s general account and credited on the premium due date, and

•

any payments that we receive after your policy has been issued that require additional underwriting will be held in GIAC’s general account and credited as of the date the underwriting process is complete.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	21

Investing net

premiums

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges is the net premium. We invest your net premiums according to your instructions. When net premiums have been invested, they become part of your policy account value.

Interest earned in the general account accrues to the benefit of GIAC.

If you cancel a premium payment or your premium payment is returned for insufficient funds, we reserve the right to reverse the investment options chosen. You may also be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the investment options chosen. We reserve the right to refrain from allocating contributions to your selected investment options until we are notified by your bank that your check has cleared.

See How your premiums are allocated and Policy loans for specific information on how your payments are distributed among the fixed rate and variable investment options.

How your premiums are allocated

When you pay your basic scheduled premium or an unscheduled payment, the amount that remains after we deduct premium charges (see Deductions and charges) is the net premium. We invest your net premiums in the fixed-rate and/or variable investment options according to your instructions. When net premiums have been invested they become part of your policy account value.

As part of your initial application, you tell us how you would like your net premiums distributed among the various allocation options. The percentage you choose for each allocation option must be in whole numbers, and the total must equal 100%. You may change how your net premiums are invested at any time by telling us in writing at our customer service office or by calling 1-800-441-6455. Before you can request a future allocation change by telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form. The change will be effective on and after the date we receive your instructions at our customer service office, but will not affect any existing policy values. To change the allocation of these amounts, you must effect a transfer. See Transfers between the investment options.

Currently you may invest your net premiums and policy account value in up to 7 different allocation options, although we reserve the right to change this number from time to time.

If you pay policy premiums or unscheduled payments i) within 45 days of signing Part 1 of your application or ii) within 15 days of the date your policy was issued, whichever is later, only $100,000 may be invested in the variable investment options. Anything over this amount will be treated as an “excess net premium” and invested in The Guardian Cash Fund. This amount and any earnings from this money will be reallocated based on your investment instructions at the end of the later of (i) or (ii). Any amounts you have allocated to the fixed-rate option or The Guardian Cash Fund will not be counted towards the $100,000 limit and will be allocated to those options as of the business day we receive them.

Default

Unless you have chosen and qualify for the Premium Skip Option or the Automatic Premium Loan feature, your policy premiums must be paid

22	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

when they are due. If you do not pay a policy premium by its due date, or if you have excessive policy debt, your policy will be in default.

You must pay annual policy premiums on your policy anniversary. You must pay periodic premiums on the monthly dates that we indicate for the frequency you choose. You must make a payment toward any loans you have taken from your policy if the amount of outstanding loans plus accrued interest is more than the cash surrender value of your policy. We will tell you if a loan repayment is required, how much you must repay, and when it is due.

Grace period

With the exception of your first policy premium, which puts your policy into force, you have a 31-day grace period for the payment of policy premiums and loan repayments. Your insurance coverage will continue in full, but if the insured dies during the grace period we will deduct the amount of any outstanding policy premiums through the policy month of death, or unpaid policy debt, from the death benefit paid to the beneficiary.

If we do not receive your payment before the end of the grace period and you have qualified for and chosen either the Premium Skip Option or the Automatic Premium Loan feature, your premium will be paid accordingly. Otherwise, your policy will lapse. When your policy lapses your insurance coverage ends, unless you elect a policy value option. If you are unable to continue paying the premiums on your policy you may surrender it for its net cash surrender value. In this event, we will pay you your policy’s net cash surrender value, and all insurance coverage will end. See Policy value options and Surrendering your policy.

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after your policy has lapsed. To reinstate your policy:

•	we must receive your request for reinstatement in writing at our customer service office

•	the insured must be alive on the date the reinstatement takes effect

•	you must show that the insured meets our insurance requirements

•	you must repay any outstanding policy debt with interest. Interest will be compounded annually, at the rate that is in effect when you make your request, and

•

you must pay us the greater of: all overdue policy premiums with 6% interest compounded annually; or, 110% of any increase in cash surrender value of your policy due to your policy’s reinstatement, plus any overdue premiums for extra coverage you purchased through riders or for rating charges with 6% interest compounded annually.

Your reinstated policy will have the same policy date, face amount and death benefit option as the policy that lapsed. You will have to re-apply for the Premium Skip Option and the Automatic Premium Loan feature if you want these features available for your reinstated policy.

Reinstating your

policy

If your policy has lapsed, you may reinstate it up to five years after lapse, subject to certain conditions described in the text.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	23

DEDUCTIONS AND CHARGES

GIAC makes various deductions and charges that are required to maintain your Park Avenue Life Policy.

These deductions and charges help defray certain costs associated with the policies:

•

the cost of underwriting, issuing and maintaining the policies, including preparing and sending billing notices, reports and policy owner statements, communications with insurance agents and other overhead costs.

•	the risk that those insured under the policies may not live as long as we estimated when we issued the policy, and our administrative expenses may also be higher than expected.

•	the cost of paying death benefits, especially in the early policy years when the policy account value may be far below the death benefit we pay if the insured dies.

•

our sales and promotional expenses, commissions, and local, state and federal taxes, including premium taxes. You may not claim the portion of these charges used to pay taxes as a federal income tax deduction.

The amount of a charge does not necessarily correspond to our costs in providing the service or benefits associated with a particular policy. For example, the sales portion of the premium charge and the surrender charge may not cover all of our actual sales expenses for the policies, and proceeds from other charges, including the mortality and expense risk charge and cost of insurance charges, may be used in part to cover sales expenses. There may be a guaranteed or maximum charge, and a current charge. The guaranteed or maximum charge is the most that we can charge you for a particular item. The current charge is what we are now charging for that item. We have the right to increase the current charge up to the maximum charge. We will tell you if we increase these charges. Once deductions and charges are taken from your policy they do not contribute to the value of your policy.

All of the deductions and charges are summarized and explained below.

Contact our customer service office for more information about the deductions and charges. For information regarding compensation paid for the sale of the policies, see Distribution of the policies.

Transaction Fees

When you ask us to make certain transactions, we will take a transaction deduction from your policy account value. Except as described differently below, we will make these deductions from your policy account value invested in the variable investment options, until these are exhausted, and then from your fixed-rate option.

24	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

DEDUCTIONS AND CHARGES AFFECTING POLICY PREMIUMS AND UNSCHEDULED PAYMENTS

Policy premium assessments

Policy premium assessments are charges we add to your basic scheduled premium, which together make up your policy premium. They cover the cost of any additional coverage you have added to your policy through riders, or any rating charges. Policy premium assessments may change if you change the riders attached to your policy, or if the circumstances that gave rise to rating charges change. We deduct this amount from each policy premium, but not from unscheduled payments.

Premium charge

A premium charge of 7.5% is deducted from each basic scheduled premium and any unscheduled payments (after the deduction of any handling fees from the unscheduled payments), until you have paid basic scheduled premiums and unscheduled payments in an amount equal to 12 basic scheduled premiums for the current face amount during the guaranteed premium period. Once this amount has been reached, the charge will fall to 4.5% for each payment. Amounts paid as policy premium assessments are not counted towards the amount that triggers the reduced premium charge. This charge covers premium taxes assessed against us by the jurisdictions where the policy is sold, plus a portion of our federal income taxes and a premium sales charge. Premium taxes vary from jurisdiction to jurisdiction and currently range up to 6%. We have the right to raise the premium charge if the taxes we pay increase.

This portion of your premium charge is not tax deductible by you because the premium taxes and federal income taxes are incurred by GIAC.

Modality charges

The total of your periodic policy premium payments for a policy year will be higher than if you make one annual premium payment. We calculate the amount of each periodic policy premium by taking your annual policy premium and multiplying it by a factor, as shown in the table below.

Payment frequency	Factor	Difference in cost from paying your premiums annually
Semi-annual	.515	3.00% more
Quarterly	.26265	5.06% more
Monthly	.085833	3.00% more

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	25

Policy year	Surrender charge per $1000 of face amount ($)	Actual surrender charge ($)
1	21.39	5,347.50
2	19.61	4,902.50
3	17.83	4,457.50
4	16.04	4,010.00
5	14.26	3,565.00
6	12.48	3,120.00
7	10.70	2,675.00
8	8.91	2,227.50
9	7.13	1,782.50
10	5.35	1,337.50
11	3.57	892.50
12	1.78	445.00
13	0.00	0.00

Surrender charge

During the first 12 years of your policy, you pay a surrender charge if you:

•	surrender your policy

•	reduce the face amount either by asking us to reduce it or through a partial withdrawal

•	let your policy go into default, causing a policy value option to take effect (see Policy value options), or

•	let your policy lapse.

This charge is a flat rate for every $1,000 of your policy’s face amount. The rate declines proportionally each year until it is zero after 12 years, and varies from $5.37 to $58.87 per $1,000, depending on the insured’s age when the policy started, sex and premium class. The surrender charge compensates us for administrative and sales-related expenses. Surrender charges for specific ages, sex and premium classes are set out in Appendix D of this prospectus.

We prorate the surrender charges in connection with a face amount decrease by multiplying the surrender charges by the following fraction to reduce the charges payable:

amount of decrease
face amount just before decrease

We deduct the adjusted surrender charge from the unloaned policy account value, which is your policy account value minus any policy debt. After we deduct any applicable surrender charge, a policy’s net cash surrender value may be zero, particularly in the early policy years.

Surrender charges

EXAMPLE
The example on the right shows how the surrender charge declines over a twelve year period so that in year 13 it equals $0.

Male Insured, Age 45

Preferred Plus Premium Class

Face Amount: $250,000

Surrender Charge per $1000 of Face Amount in policy year one (from Appendix C): $21.39

Surrender charge in policy year one is:
The surrender charge per $1000 multiplied by 250, or ($21.39 x $250,000), divided by 1000 = $5347.50.
Proportional reduction in surrender charge over 12 year period: $21.39 divided by 12 or $1.78 per year.
All figures in the accompanying table are rounded to the nearest $ .01.

26	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

Partial withdrawal charge

If you make a partial withdrawal, we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply because the partial withdrawal reduces the face amount. We will deduct this charge, as well as the amount of your withdrawal, proportionately from your unloaned policy account value. This charge is to recover our processing costs.

Premium skip option deduction

If you skip a premium under the Premium Skip Option, we will deduct 92.5% of the amount needed to cover any policy premium assessments from your policy account value that is not being held as collateral for a loan.

Transfer charge

You may transfer your policy account value among the allocation options. If you make more than 12 transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We will deduct the transfer charge from the allocation options from which you are making the transfer, and will use this amount to cover our processing costs.

We will not deduct a transfer charge when:

•	we transfer any excess net premiums and related earnings out of The Guardian Cash Fund (see How your premiums are allocated)

•	you make multiple transfers under your policy’s dollar cost averaging feature

•	you transfer amounts as part of taking or repaying a policy loan, or

•	you transfer amounts out of a variable investment option because the investment policies of the corresponding mutual fund have materially changed.

We do not currently deduct transfer charges.

Handling fee

We have the right to charge you a maximum handling fee of $2 for each unscheduled payment you make toward your policy. We deduct this fee from your payment before the premium charge is calculated, and use it to cover the costs of processing your payment. We do not currently charge this fee.

PERIODIC FEES

MONTHLY DEDUCTIONS FROM THE POLICY ACCOUNT VALUE

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your policy account value in the fixed rate and variable investment options. We do not make these monthly deductions after the policy anniversary closest to the insured’s 100th birthday.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	27

Monthly

deductions

We deduct from the policy account value, on the same date each month, an amount to cover administration costs and the cost of insuring the insured. These deductions are made proportionately from your investments in the fixed rate and variable investment options.

Cost of insurance

charge

This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies.

A combination of partial withdrawals, unfavorable investment performance and ongoing monthly deductions can cause your policy account value to drop below zero. Even if this happens, your policy will not lapse as long as you pay all policy premiums when they are due, and there is no policy debt. However, we will continue to accrue monthly deductions, which will increase the negative balance of your policy account value. While your policy has a negative balance we will calculate the cost of insurance charges based on a policy account value of zero, and all net premiums, including net premiums resulting from unscheduled payments, will be used to reduce your policy’s negative balance until your policy account value exceeds zero.

Policy and administration charges

For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $8 per month.

For the first 12 years of your policy the monthly administration charge is based on the insured’s age when the policy started, and is a set rate of no more than $0.04 for every $1,000 of your policy’s face amount. This rate applies to policies issued to insureds between the ages of 35 to 80 years. Charges are lower if the insured person is younger than 35 when the policy takes effect. After the 12th year, the administration charge is $0.015 per $1,000 of your policy’s face amount. You will find the actual dollar amount of this charge in your policy.

These charges compensate us for underwriting, issuing and maintaining your policy.

Guaranteed insurance amount charge

This is a monthly charge of $0.01 per $1,000 of your policy’s face amount. It is charged at the same rate for all policies and compensates us for guaranteeing a minimum death benefit even if the investments in your policy perform poorly. You will find the actual dollar amount of this charge in your policy. This charge supports the guarantee that no matter how unfavorable investment performance might be, the death benefit will never be less than the face amount if all policy premiums are paid when due, no partial withdrawals are taken and there is no policy debt.

Cost of Insurance charge

This charge is based on our cost of insurance rates for insured people of the same age, sex and premium class. The maximum that we can charge for each $1,000 of net amount at risk is set out in your policy and is based on the 1980 Commissioners’ Standard Ordinary Mortality Tables published by the National Association of Insurance Commissioners. This charge allows us to pay death benefits, especially in the early policy years when the policy account value is far below the death benefit we pay if the insured dies. The cost of insurance rate generally increases as the insured ages. Rates are lower for policies with a face amount at least equal to $500,000. Our current cost of insurance rates are lower than the guaranteed maximum.

28	PROSPECTUS	PREMIUMS, DEDUCTIONS AND CHARGES

We calculate the cost of insurance charge by multiplying your policy’s net amount at risk each month by the current cost of insurance rate that applies to the insured, and dividing the result by $1,000. The net amount at risk reflects the difference between the death benefit and the policy account value. The net amount at risk is affected by investment performance, loans, payments of premiums, fees and charges under the policy, death benefit option chosen, partial withdrawals, and decreases in face amount. Your net amount at risk is determined after all other monthly deductions have been withdrawn from your policy account.

We may change the cost of insurance rates prospectively, at our discretion, up to the guaranteed maximum rate listed in your policy.

OTHER CHARGES

Deductions from policy account value

Interest on policy loans

If you have outstanding policy debt, we charge simple interest that accrues daily at an annual rate of 8%, payable in arrears. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, the amount will be capitalized and added to your policy debt.

Deductions from the separate account

Mortality and expense risk charge

We will deduct a daily charge, based on an annual rate of 0.60% of the average daily net assets of the variable investment options, to cover the mortality and expense risks that we assume for Park Avenue Life policies. This charge will never be more than 0.90%. It covers the risk that those insured under Park Avenue Life policies may not live as long as we estimated when we issued the policy, and that our administrative expenses may also be higher than we estimated.

Income tax charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account.

Deductions from mutual funds

Daily deductions are made from the assets of the mutual funds to cover advisory fees and other expenses. As a result, you pay these fees and expenses indirectly. These expenses, which vary from year to year, are summarized in the Charges and Deductions tables of this prospectus and described in more detail in each fund’s prospectus.

Redemption fees

We reserve the right to collect any redemption fee imposed by any Fund or if required by any regulatory authority.

PREMIUMS, DEDUCTIONS AND CHARGES	PROSPECTUS	29

YOUR ALLOCATION OPTIONS

AS PART OF YOUR POLICY you are able to direct where a portion of your premiums and policy account value are allocated. There are several variable investment options and a fixed-rate option. You may choose up to seven allocation options at any time.

THE VARIABLE INVESTMENT OPTIONS

The variable investment options give you the opportunity to invest a portion of your net premiums, indirectly, in a series of mutual funds offering variable rates of return. The value of your investments will vary depending on the performance of the mutual funds. There is no minimum guaranteed policy account value for the portion of your policy that is held in the variable investment options.

The Separate Account

The Separate Account is the account through which we invest your net premiums in the variable investment options. We are the record owner of the assets in the Separate Account, and use them exclusively to support the variable life insurance policies issued through the Separate Account. The Separate Account consists of 38 investment divisions, each corresponding to a mutual fund in which the Separate Account invests. The Separate Account was established by GIAC’s Board of Directors on February 27, 1995 under the insurance law of the state of Delaware, and meets the definition of a separate account under the federal securities laws.

Our Separate Account is registered with the SEC as a unit investment trust – a type of investment company under the Investment Company Act of 1940 (the 1940 Act). Registration under the 1940 Act does not involve any supervision by the SEC of the investment management or programs of the Separate Account or GIAC. However, both GIAC and the Separate Account are subject to regulation under Delaware law. GIAC is also subject to the insurance laws and regulations of all states and jurisdictions where the company is authorized to do business.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains or losses. Income, gains or losses credited to, or charged against, a variable investment option reflect that variable investment option’s investment performance and not the investment performance of our other assets.

GIAC owns the assets held in the Separate Account. The assets equal to the reserves and other liabilities of the Separate Account are used only to support the variable life insurance policies issued through the Separate Account. Delaware insurance law provides that these assets may not be used to satisfy liabilities arising from any other business that GIAC may conduct. This means that the assets supporting policy values maintained in the variable investment options are not available to meet the claims of GIAC’s general creditors. GIAC may also retain in the Separate Account assets that exceed the reserves and other liabilities of the Separate Account.

30	PROSPECTUS	YOUR ALLOCATION OPTIONS

Such assets can include GIAC’s direct contributions to the Account, accumulated charges for mortality and expense risks or the investment results attributable to GIAC’s retained assets. Because such retained assets do not support policy account values, GIAC may transfer them from the Separate Account to its general account. GIAC is obligated to pay all amounts promised to policyowners under the Policies.

Each mutual fund is described briefly below. Complete information can be found in the accompanying fund prospectuses.

The Funds

Each of the funds corresponding to a variable investment option is either an open-end management company or a series of an open-end management company registered with the Securities and Exchange Commission. We buy and sell shares of the funds at their net asset value in response to your instructions and other policy-related transactions.

Currently, other investment products that we and other insurers offer are also able to invest in certain of the mutual funds through the Separate Account. While the Board of Directors of each fund monitors activities in an effort to avoid or correct any material irreconcilable conflicts arising out of this arrangement, we may also take actions to protect the interests of our policyowners. For more information see Rights reserved by GIAC, and the prospectuses for the individual mutual funds.

Investment objectives and policies of the funds

Each fund has a different investment objective that it tries to achieve by following certain investment policies. These objectives affect the potential risks and returns for each fund, and there is no guarantee that a fund will be able to meet its investment objectives fully. Some funds have similar investment objectives and policies to other funds managed by the same adviser. The investment results of the funds, however, may be higher or lower than the adviser’s other funds. There is no assurance, and we make no representation, that the performance of any fund will be comparable to the performance results of any other fund.

The table below summarizes each fund’s investment objective, along with the typical investments that make up that fund. There is no assurance that any of the funds will achieve its stated objective(s). For example, during extended periods of low interest rates, the yields of money market variable investment options may become extremely low and possibly negative. You can find more detailed information about the funds, including a description of risks and expenses, in the prospectuses for the funds that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference. The AIM, AllianceBernstein, Fidelity, Gabelli, Janus, MFS, American Century and Value Line funds are not affiliated with GIAC.

YOUR ALLOCATION OPTIONS	PROSPECTUS	31

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment adviser
RS Core Equity VIP Series (Class I)	Seeks long-term capital appreciation.	Large cap growth and value stocks	RS Investment Management Co. LLC (RS Investment Management) 388 Market Street San Francisco, CA 94111
RS S&P 500 Index VIP Series (Class I)	Seeks to track the investment performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500”), which emphasizes securities issued by large U.S. companies.	Common stocks of companies in the S&P 500 Index, which emphasizes large U.S. companies
RS Asset Allocation VIP Series (Class I)	Seeks long-term total investment return consistent with moderate investment risk.	Primarily, U.S. common stocks and convertible securities, investment grade bonds and other debt obligations, and cash and money market instruments. The Series currently operates primarily as a “fund of funds” by investing in other series of RS Variable Products Trust. The Series also may invest in individual securities.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-adviser) 7 Hanover Square New York, NY 10004
RS Low Duration Bond VIP Series (Class I)	Seeks a high level of current income consistent with preservation of capital.	Investment grade debt obligations, such as corporate bonds, mortgage-backed and asset-backed securities and obligations of the U.S. government and its agencies
RS Large Cap Value VIP Series (Class I)	Seeks to maximize total return, consisting of capital appreciation and current income.	Equity securities issued by companies with large market capitalization at the time of purchase.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 UBS Global Asset Management (Americas) Inc. (Sub-adviser) One North Wacker Drive Chicago, Illinois 60606
RS Partners VIP Series (Class I)	Seeks long-term growth.	Principally, equity securities of companies with market capitalizations up to $3 billion that the adviser believes to be undervalued.	RS Investment Management 388 Market Street San Francisco, CA 94111
RS Investment Quality Bond VIP Series (Class I)	Seeks to secure maximum current income without undue risk to principal; capital appreciation is a secondary objective.	Investment grade debt obligations, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-Adviser) 7 Hanover Square New York, NY 10004
RS Money Market VIP Series (Class I)	Seeks as high a level of current income as is consistent with liquidity and preservation of capital.	U.S. dollar-denominated, high-quality, short-term instruments.	RS Investment Management (Adviser) 388 Market Street San Francisco, CA 94111 Guardian Investor Services LLC (Sub-Adviser) 7 Hanover Square New York, NY 10004

32	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser
RS International Growth VIP Series (Class I)	Seeks long-term capital appreciation.	Common stocks and convertible securities issued by foreign companies.

RS Investment Management (Adviser)

388 Market Street

San Francisco, CA 94111

Guardian Baillie Gifford Limited (Sub-Adviser)

Baillie Gifford Overseas Limited (Sub-sub-adviser)

Calton Square, 1 Greenside Row

Edinburgh, EH1 3AN, Scotland

RS Emerging Markets VIP Series (Class I)	Seeks long-term capital appreciation.	Common stocks and convertible securities of emerging market companies.
RS Small Cap Core Equity VIP Series (Class I)	Seeks long-term capital appreciation.	Common stocks of companies with small market capitalization.	RS Investment Management 388 Market Street San Francisco, CA 94111
Gabelli Capital Asset Fund	Growth of capital; current income is a secondary objective	U.S. common stock, preferred stock and securities that may be converted at a later time into common stock. Up to 25% of the Fund’s assets may be invested in securities of foreign issuers	Gabelli Funds, LLC (Gabelli) One Corporate Center Rye, New York 10580-1422
AIM V.I. Capital Appreciation Fund (Series 1)	Growth of capital	Common stocks	Invesco Aim Advisors, Inc. and affiliated advisory entities (AIM) 11 Greenway Plaza, Suite 100 Houston, Texas 77046-1173
AIM V.I. Utilities Fund (Series 1)	Capital growth and current income	Equity securities and equity-related instruments of companies engaged in the utilities-related industries
AIM V.I. Core Equity Fund (Series 1)	Growth of capital.	Equity securities including convertible securities of established companies.
American Century VP International Fund (Class 1)	Capital growth	International common stocks with potential for appreciation	American Century Global Investment Management, Inc. (American Century) American Century Tower 4500 Main Street Kansas City, Missouri 64111
American Century VP Value Fund (Class 1)	Long-term capital growth with income as a secondary objective	Equity securities of well-established intermediate-to-large companies whose securities are believed to be undervalued	American Century Investment Management, Inc. (American Century) American Century Tower 4500 Main Street Kansas City, Missouri 64111

YOUR ALLOCATION OPTIONS	PROSPECTUS	33

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser
AllianceBernstein Growth & Income Portfolio (Class B)	Long-term growth of capital	Equity securities of U.S. companies that the adviser believes are undervalued.	AllianceBernstein LP (AllianceBernstein) 1345 Avenue of the Americas New York, New York 10105
AllianceBernstein Large Cap Growth Portfolio (Class B)	Long-term growth of capital	Equity securities of a limited number of large, carefully selected, high-quality U.S. companies that are judged likely to achieve superior earnings growth
AllianceBernstein Global Technology Portfolio (Class B)	Long-term growth of capital

Securities of companies expected to derive a substantial portion of their revenues from products and services in technology-related industries and/or to benefit
from technological advances
and improvements.

AllianceBernstein Value Portfolio (Class B)	Long-term growth of capital	Diversified portfolio of equity securities
Fidelity VIP Contrafund® Portfolio (Initial Class)	Long-term capital appreciation	U.S. and foreign common stocks of companies believed to be undervalued	Fidelity Management & Research Company (Fidelity) 82 Devonshire Street Boston, MA 02109 Geode Capital Management, LLC (Sub-adviser for Index 500 Portfolio) 53 State Street Boston, MA 02109
Fidelity VIP Equity-Income Portfolio (Initial Class)	Reasonable income; also considers potential for capital appreciation. Goal is to achieve a yield which exceeds the composite yield on the S&P 500 Index®	Income-producing equity securities
Fidelity VIP Growth Opportunities Portfolio (Initial Class)	Capital growth	U.S. and foreign common stocks
Fidelity VIP High Income Portfolio (Initial Class)	High level of current income	High-yielding debt securities with an emphasis on lower-quality securities
Fidelity VIP Index 500 Portfolio (Initial Class)	Investment results that correspond to the total return of common stocks publicly traded in the U.S. as represented by the S&P 500	Equity securities of companies that compose the Standard & Poor’s 500 Index
Janus Aspen Forty Portfolio (Institutional Shares)	Seeks long-term growth of capital	Pursues its objective by investing primarily in a core group of 20 to 40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger well-established companies to smaller emerging growth companies. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928

34	PROSPECTUS	YOUR ALLOCATION OPTIONS

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser
Janus Aspen Large Cap Growth Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	Invests, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.	Janus Capital Management LLC (Janus) 151 Detroit Street Denver, Colorado 80206-4928
Janus Aspen Mid Cap Growth Portfolio (Institutional Shares)	Seeks long-term growth of capital	Invests, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls at the time of purchase in the 12 month average of the capitalization range of the Russell Midcap Growth Index. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.
Janus Aspen Worldwide Growth Portfolio (Institutional Shares)	Seeks long-term growth of capital in a manner consistent with the preservation of capital	Invests primarily in common stocks of companies of any size located throughout the world. Normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest without limit in foreign equity and debt securities, which may include investments in emerging markets.

YOUR ALLOCATION OPTIONS	PROSPECTUS	35

Summary of fund objectives and policies

Fund	Investment objectives	Typical investments	Investment Adviser
MFS Research Bond Series (Initial Class)	Total return with an emphasis on a current income but also considering capital appreciation	Fixed income securities such as corporate bonds and U.S. government securities and mortgage-backed and asset-backed securities	MFS Investment Management (MFS) 500 Boylston Street Boston, MA 02116
MFS Growth Series (Initial Class) (previously MFS Emerging Growth Series)	Capital appreciation

Invests in stocks of companies it believes to have above average earnings growth potential compared to other companies (Growth Companies). Growth Companies tend to have stock prices that are high relative to their earnings, dividends, book value, or other financial measures.

MFS Investors Trust Series (Initial Class)	Capital appreciation	Common stocks and related securities, such as preferred stock, convertible securities, and depositary receipts issued by U.S. and foreign companies
MFS New Discovery Series (Initial Class)	Capital appreciation	Equity securities of companies that offer superior prospects for growth, both U.S. and foreign
MFS Research Series (Initial Class)	Capital appreciation	Equity securities of companies both U.S. and foreign believed to possess favorable prospects for long-term growth
MFS Total Return Series (Initial Class)	Total return	Broad list of securities, including a combination of equity and fixed-income both U.S. and foreign
Value Line Centurion Fund	Long-term growth of capital	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System	Value Line Inc. (Value Line) 220 East 42nd Street New York, NY 10017
Value Line Strategic Asset Management Trust	High total investment return consistent with reasonable risk	U.S. common stocks with selections based on the Value Line Timeliness™ Ranking System, bonds and money market instruments

Some of these funds may not be available in your state.

Some investment advisers (or their affiliates) may pay GIAC or GIS compensation for administration, distribution or other services provided with respect to the funds and their availability through the policy. Currently, these advisers include MFS, American Century, AIM, Fidelity, Gabelli, AllianceBernstein, Janus, and Value Line. The amount of this compensation currently ranges from .05% to .45% of the assets of the fund attributable to the policies issued by GIAC. GIAC or GIS may also, but does not currently, receive 12b-1 fees for the sale of shares attributable to certain funds.

36	PROSPECTUS	YOUR ALLOCATION OPTIONS

These payments may be derived, in whole or in part, from the advisory fee or 12b-1 fee deducted from fund assets. Policyowners, through their indirect investment in the funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial. We may use these payments for any corporate purpose, including payment of expenses that we and/or our affiliates incur in promoting, marketing, and administering the policies, and, in our role as an intermediary, the funds. We may profit from these payments.

The funds offered through this product were selected by GIAC based on various factors, including but not limited to asset class coverage, the strength of the advisor’s or sub-advisor’s reputation and tenure, brand recognition, investment performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the fund or its advisor or other service providers provide any revenue to us and the amount of any such revenue (discussed above). In addition, we may include certain funds, such as the RS funds because they are managed or advised by one of our affiliates. We may also consider whether and to what extent the fund’s advisor or an affiliate distribute or provide marketing support for the policies.

You are responsible for choosing your investment options, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. We encourage you to thoroughly investigate all of the information regarding the funds that is available to you, including the fund’s prospectus, statement of additional information, and annual and semi-annual shareholder reports. Other sources such as the fund’s website or newspapers and financial and other magazines may provide more current information, including information about any regulator actions or investigations relating to the funds. After you select investment options for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

Your bear the risk of any decline in the value of your policy resulting from the investment performance of the funds you have chosen.

We do not recommend or endorse any particular fund and we do not provide investment advice.

THE FIXED-RATE OPTION

The net premiums you allocate to the fixed-rate option earn a set rate of interest. You may allocate some or all of your net premiums to the fixed-rate option, and may transfer some or all of your investments in the variable investment options into the fixed-rate option. There are restrictions on making transfers out of the fixed-rate option. See Transfers between the investment options. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

Fixed-rate option

The net premiums you allocate to the fixed-rate option earn a set rate of interest. Your policy account value in the fixed-rate option is backed by GIAC’s general account.

YOUR ALLOCATION OPTIONS	PROSPECTUS	37

We have not registered the fixed-rate option or our general account as investment companies, and interests in the fixed-rate option are not registered under the Securities Act of 1933. The SEC staff does not review the prospectus disclosure about the fixed-rate option or the general account, but the information we present may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of information appearing in a prospectus.

Amounts in the fixed-rate option

The total amount that you have invested in the fixed-rate option consists of:

•	the portion of your net premiums and any loan repayments that you have allocated to this option, plus

•	any amounts that you have transferred to this option from the variable investment options, plus

•	the interest paid on your policy account value in this option, minus

•	any deductions or withdrawals or transfers from the fixed-rate option, including applicable charges.

You earn interest at a guaranteed rate, from the date of transfer or allocation until your next policy anniversary, at which time the interest rate for the total amount you have invested in the fixed-rate option is set for the coming year. Because different interest rates may be in effect as you make transfers and contributions throughout the year, your effective interest rate for that year may be a weighted average of the different rates which apply to the portions of your policy account value in the fixed-rate option. Interest accrues daily on the total that you have invested in the fixed-rate option, including interest you have earned in previous years. The minimum annual interest rate for the fixed-rate option is 4%. We will tell you of any changes in the current interest rate for the fixed-rate option as they occur. We are not obliged to pay more than 4% in interest, although we may choose to do so. Deductions from the fixed-rate option are made from amounts in the fixed-rate option in the order in which they were added, beginning with amounts held there the longest.

38	PROSPECTUS	YOUR ALLOCATION OPTIONS

SPECIAL FEATURES OF YOUR POLICY

POLICY LOANS

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan. Your policy’s loan value is:

•	90% of the cash surrender value of your policy on the date we receive your written request, minus

•	the amount of any outstanding policy debt.

You may not take a policy loan if your policy has lapsed and is being continued under the fixed-benefit extended term insurance policy value option.

Except for Automatic Premium Loans, the minimum loan amount is $500. However, if your policy’s loan value is less than $500, we will not process a loan for less than the full amount of your policy’s loan value. Generally, we will pay loan proceeds to you within seven days of receiving your request (see Policy proceeds for exceptions to this general rule). If you are taking an Automatic Premium Loan, you will not actually receive any money. Instead, the proceeds will be used to pay the policy premium that is due.

We will transfer the amount of your loan first proportionately from your policy account value in the variable investment options, and if this is insufficient, from your policy account value in the fixed-rate option, into our loan collateral account.

When taking out a policy loan, you should consider:

•

amounts transferred out of the variable and fixed-rate options and into our loan collateral account are no longer affected by the investment experience, positive or negative, of those allocation options

•	as a result, taking a policy loan will have a permanent effect on your policy account value, even once the loan is repaid in full

•	the amount of your policy that is available for withdrawal or surrender, and your policy’s death benefit proceeds, will also be reduced dollar-for-dollar by the amount of any policy debt

•

if your policy is considered to be a modified endowment contract under the Internal Revenue Code, there may be tax consequences associated with taking a policy loan or using your policy’s Automatic Premium Loan feature. See Tax considerations for a discussion of modified endowment contracts and the effects on policy loans.

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt, payable in arrears, until either the 20th policy anniversary or the insured’s attained age 65, whichever is later. After this point the annual rate falls to 5% for all existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe

Policy loans

While the insured is alive, you may borrow all or a portion of the loan value of your policy by assigning your policy to us as collateral for your loan.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	39

Interest on

policy loans

We charge interest at an annual rate of 8% on all outstanding policy debt, payable in arrears, until either the 20th anniversary of your policy or the insured’s attained age 65, whichever is later. After this point the annual rate falls to 5% for all existing and new policy loans.

first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our loan collateral account, and add that interest to your policy debt. This is called capitalization of loan interest. The maximum amount of loan interest that can be capitalized is 100% of the net cash surrender value.

Amounts in the loan collateral account will earn interest at a minimum annual rate of 2% below the current loan interest rate. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged, when it is due.

Repaying your policy loan

You may repay all or part of any outstanding policy debt at any time while the insured is alive and the policy is in force, or has been continued after lapse under the reduced paid-up or variable reduced paid-up insurance policy value options. See Policy value options. Unless your loan repayment is made along with your policy premium, the minimum loan repayment amount is $100 or the outstanding balance of your policy debt, whichever is lower.

If the insured has died and the death benefit proceeds have not been paid, either in cash or under a payment option, you have 60 days after his or her death to repay any policy debt. We will then increase the amount payable to the beneficiary by the amount of your repayment.

When you make a loan repayment, we transfer out of the loan collateral account the amount of your repayment, minus a proportional amount of any accrued interest owing, plus a proportional amount of any accrued interest we owe you on the amount that was being held in the loan collateral account. Your repayment will be credited first to the fixed-rate option, up to the amount that was deducted for your loan, then into the variable investment options according to your current allocation instructions. The amount credited to the fixed-rate option will earn the interest rate in effect at that time.

Transfers under your policy that are made in connection with policy loans are not subject to transfer charges. Also, loan repayments are not subject to premium charges, so it may be to your advantage, if you have outstanding loans or interest, to make loan repayments rather than unscheduled payments.

If, on any monthly date, you owe more in loans and interest than your cash surrender value, we will notify you that a loan repayment is required for your policy to remain in force. Your policy will lapse 31 days after the default date set out in our notice if we do not receive:

•	the amount by which your policy debt exceeds the cash surrender value on the monthly date in question, plus

•	10% of the cash surrender value on that monthly date.

40	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

If the insured dies after we have sent this notice, but before the 31 days are up, we will pay the beneficiary the death benefit proceeds, minus any policy debt and unpaid interest.

DECREASING THE FACE AMOUNT

After the first policy year, you may request a reduction in its face amount. To do this we require that:

•	you make your request in writing and we receive it at our customer service office

•	the insured is alive when we receive your request

•	the reduction is at least $10,000 unless it is caused by a partial withdrawal, in which case the partial withdrawal rules apply, and

•	the new face amount is not lower than our minimum face amount, currently $100,000, unless the reduction is caused by a partial withdrawal.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax law limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax laws.

A reduction in face amount can only take effect on a monthly date. This means that we will reduce your face amount on the monthly date next following the date we approve your request. If you reduce the face amount in the first 12 years of your policy, we will deduct a surrender charge from your policy account value, as described in Transaction fees.

A partial withdrawal may also result in a reduction in your policy’s face amount.

You cannot increase the face amount of your Park Avenue Life policy.

PARTIAL WITHDRAWALS

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. You must make your request for withdrawal in writing, and the insured must be alive when you make the withdrawal. The minimum net partial withdrawal is $500.

A partial withdrawal may also result in a reduction or your policy’s face amount.

If we approve your request, it will be effective as of the business day we receive it at our customer service office. The proceeds will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. We will not approve or process a partial withdrawal if, after all related charges:

•	your cash surrender value would be less than the benchmark value as of the date of your withdrawal, or

Decreasing the

face amount

After the first policy year, you may request a reduction in your policy’s face amount.

Partial

withdrawals

After the first year of your policy, you may withdraw part of your policy’s net cash surrender value. The minimum net partial withdrawal is $500.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	41

Surrendering

your policy

You may surrender your policy for its net cash surrender value while the insured is alive. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request.

•	your policy would have no net cash surrender value.

We will tell you if these conditions apply.

For the purpose of making partial withdrawals only, when you request a partial withdrawal, we will calculate the benchmark value as follows:

•

if you make a partial withdrawal on your policy anniversary, the benchmark value on that date will include the amount of your basic scheduled premium payable during the guaranteed premium period for the current face amount of your policy

•

if your partial withdrawal is not made on your policy anniversary, the benchmark value will be a figure, determined by linear interpolation, between the amount calculated at your last policy anniversary plus the basic scheduled premium payable during the guaranteed premium period for the current face amount of your policy, and the benchmark value on your next policy anniversary.

For each partial withdrawal we will charge you $25 or 2% of the amount of your withdrawal, whichever is lower, in addition to any surrender charges that may apply. This covers our administrative costs.

We will deduct the amount of your withdrawal and any charges as follows:

•	first, from the variable investment options that you specify

•

if this amount is insufficient to meet your withdrawal request plus applicable charges, or you have not specified a particular variable investment option, then proportionately from the other variable investment options in which your policy is invested

•	if these amounts are still insufficient to meet your withdrawal request, the remainder of the withdrawal will be deducted from your policy account value in the fixed-rate option.

In addition to reducing your net cash surrender value, partial withdrawals reduce the amount of your policy’s death benefit on a dollar-for-dollar basis, as follows:

•	under Option 1, each partial withdrawal will typically cause an immediate equal reduction in the face amount

•	under Option 2, the reduction in your death benefit will generally be the same as the reduction in your policy’s net cash surrender value.

The tax consequences of making partial withdrawals are discussed under

Tax considerations.

SURRENDERING YOUR POLICY

You may surrender your policy for its net cash surrender value while the insured is alive. We will calculate your policy’s net cash surrender value as of the close of the business day we receive your written request, which must include your policy, or an acceptable affidavit confirming that

42	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

you’ve lost your policy, at our customer service office. Your policy’s net cash surrender value will normally be paid within seven days of the time we receive your request. For exceptions to this general rule, see Policy proceeds and Certain restrictions on payments under the policy. Your policy’s net cash surrender value will be calculated as follows:

•	your policy account value, including any amount held in the Loan Collateral Account, minus

•	any surrender charge, minus

•	any outstanding policy debt, plus

•	any policy premium assessments that you have paid beyond the next monthly date

EXAMPLE

Surrender in policy year 5

Male insured, Age 35

Preferred Plus Premium Class

Face Amount: $250,000

Annual Policy Premium: $2,030

Assuming 6% hypothetical gross return: (4.54% net return*)

Policy Account Value	$7,792.00

Surrender Charge	(2,265)

Policy Debt	0

Pre-paid Policy Premium Assessments	0

Net Cash Surrender Value	$5,527.00

*	The net return reflects the deduction of 0.83%, the arithmetic average of the investment advisory fees and operating expenses incurred by all of the underlying mutual funds during 2007, before giving effect to any applicable expense reimbursements and fee waivers.

All insurance coverage will end on the day we calculate your policy’s net cash surrender value. For a discussion of the federal tax consequences of surrendering your policy, see Federal tax considerations.

TRANSFERS BETWEEN THE INVESTMENT OPTIONS

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. We will make transfers based on the unit values at the end of the business day on which we receive your instructions, either in writing or by telephone. You can request a transfer by writing to our customer service office or by calling 1-800-441-6455. Before you can request transfers over the telephone, you must first establish a Personal Identification Number (PIN). You can establish a PIN by sending us an executed Telephone Fund Transfer/Premium Allocation Change Form. Contact your Registered Representative or call 1-800-441-6455 to obtain a copy of this form.

Transfers between

the investment options

You may ask us to transfer your policy account value in and out of the variable investment options, or into the fixed-rate option, at any time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	43

If we receive your written or telephonic transfer request on a business day, before the close of business, you will receive that day’s unit values. Telephonic transfer requests will be considered received before the close of business if the telephone call is completed not later than the close of business. We will ask callers to provide identification and a PIN for the policy, and will accept the instructions of anyone who can provide this information. We may also record telephone transfer requests without notifying the caller. If we reasonably believe that telephone instructions are genuine, we are not liable for any losses, damages or costs resulting from a transaction. As a result, by establishing a PIN, you bear the risk of, and agree to indemnify us and hold us harmless against, any liability from acts or omissions, including any loss, expense, mistake, misinstruction, mistransmission or cost, arising out of any unauthorized or fraudulent telephone transactions.

The rules for telephone transfers are subject to change, and we reserve the right to suspend or withdraw this service without notice. During periods of financial market or economic volatility, it may be difficult to contact us in order to make a transfer by telephone. If this happens, you should send your request to us in writing.

Your net premiums and policy account value may not be invested in or allocated to more than seven of our allocation options at any one time. Each transfer must be for a minimum of $500, or the total amount you have invested in the option you are transferring funds out of, whichever is lower. You may request transfer of a percentage of a variable investment option or a dollar amount. If expressed as a percentage, the percentage must be a whole number. If you make more than twelve transfers within a policy year, we reserve the right to charge you $25 for each additional transfer. We do not currently charge for additional transfers. We also reserve the right to limit you to one transfer every 30 days. There are also restrictions on making transfers out of the fixed-rate option, which are outlined below.

FREQUENT TRANSFERS AMONG THE VARIABLE INVESTMENT OPTIONS

Frequent or unusually large transfers may dilute the value of the underlying fund shares if the trading takes advantage of any lag between a change in the value of an underlying fund’s portfolio securities and the reflection of that change in the underlying fund’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an underlying fund at a price that does not reflect the current market value of the portfolio securities of the underlying fund, and then to realize a profit when the shares are sold the next business day or thereafter. In addition, frequent transfers may increase brokerage and administrative costs of the underlying funds, and may disrupt an underlying fund’s portfolio management strategy, requiring it to maintain a relatively higher cash position and possibly resulting in lost opportunity costs and forced liquidations of securities held by the fund.

GIAC endeavors to protect long-term policyowners by maintaining policies and procedures to discourage frequent transfers among

44	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

investment options under the policies, and has no arrangements in place to permit any policyowner to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this policy.

If we determine that you are engaging in frequent transfer activity among investment options, we may, without prior notice, limit your right to make transfers or allocation changes. We monitor for frequent transfer activity among the variable investment options based upon established parameters that are applied consistently to all policyowners. Such parameters may include, without limitation, the length of the holding period between transfers, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. We do not apply our policies and procedures to discourage frequent transfers to dollar cost averaging programs or any asset rebalancing programs.

If transfer activity violates our established parameters, we will apply restrictions that we reasonably believe will prevent any harm to other policyowners and persons with material rights under a policy. This may include applying the restrictions to any policies that we believe are related (e.g., two policies with the same owner or owned by spouses or by different partnerships or corporations that are under common control). The restriction that we currently apply is to limit the number of transfers to not more than once every 30 days. We may change this restriction at any time and without prior notice. We will not grant waivers or make exceptions to, or enter into special arrangements with, any policyowners who violate these parameters. If we impose any restrictions on your transfer activity, we will notify you in writing. Restrictions that we may impose, subject to certain policy provisions that are required and approved by state insurance departments, include, without limitation:

•	limiting the frequency of transfers to not more than once every 30 days;

•	imposing a fee of $25 per transfer, if you make more than twelve transfers within a policy year;

•	requiring you to make your transfer requests in writing through the U.S. Postal Service, or otherwise restricting electronic or telephone transaction privileges;

•	refusing to act on instructions of an agent acting under a power of attorney on your behalf;

•	refusing or otherwise restricting any transaction request that we believe alone, or with a group of transaction requests, may have a harmful effect;

•	imposing a holding period between transfers; or

•	implementing and imposing on you any redemption fee imposed by an underlying fund.

We currently do not impose redemption fees on transfers or expressly limit the number or frequency of transfers. Redemption fees, transfer

Information

sharing

You should be aware that, upon request by a fund or its agent, we are required to provide them with information about you and your trading activities in and out of the fund(s). In addition, a fund may require us to restrict or prohibit your purchases and exchanges of fund shares if the fund identifies you as having violated the frequent trading policies applicable to that fund.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	45

limits, and other procedures may be more or less successful than ours in deterring or preventing harmful transfer activity.

Please note that the limits and restrictions described here are subject to GIAC’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers, there is no assurance that we will be able to detect and/or to deter frequent transfers.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity, or to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on policyowners engaging in frequent transfers. In addition, our orders to purchase shares of the funds are generally subject to acceptance by the fund, and in some cases a fund may reject or reverse our purchase order. Therefore, we reserve the right to reject any policyowner’s transfer request if our order to purchase shares of the fund is not accepted by, or is reversed by, an applicable fund.

The underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the underlying funds should describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying funds and the policies and procedures we have adopted to discourage frequent transfers. For instance, an underlying fund may impose a redemption fee. Policyowners should be aware that we may not have the contractual obligation or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers. For example, underlying funds may implement policies and procedures for monitoring frequent trading activity that are unique to a particular fund. Because of the number of underlying funds that we offer under our variable insurance policies, it may not be possible for us to implement these disparate policies and procedures. Accordingly, you should assume that the sole protection you may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted at the policy level to discourage frequent transfers.

You should note that other insurance companies and retirement plans also invest in the underlying funds and that those companies or plans may or may not have their own policies and procedures on frequent transfers. You should also know that the purchase and redemption orders received by the underlying funds generally are “omnibus” orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan

46	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the underlying funds’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying funds will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that invest in the underlying funds. If the policies and procedures of other insurance companies or retirement plans fail to successfully discourage frequent transfer activity, it may affect the value of your investment in the fund. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policyowners engaged in frequent transfer activity, the underlying fund may reject the entire omnibus order and thereby interfere with GIAC’s ability to satisfy your request even if you have not made frequent transfers. For transfers into more than one investment option, we may reject or reverse the entire transfer request if any part of it is not accepted by or is reversed by an underlying fund.

In the future, some Funds may begin imposing redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the Funds.

TRANSFERS FROM THE FIXED-RATE OPTION

You may only transfer your policy account value out of the fixed-rate option once each policy year. We must receive your request within 30 days of your policy anniversary. If we receive your request in the 30 days before your policy anniversary, we will make the transfer on your policy anniversary. If we receive your request in the 30 day period after your policy anniversary, we will make the transfer on the business day we receive your request. We will not honor requests to transfer investments out of the fixed-rate option that we receive at any other time of the year.

When you request a transfer from the fixed-rate option, the amounts that you have held in the fixed-rate option longest will be withdrawn first.

The maximum that you may transfer out of the fixed-rate option each policy year is either 33 1/3% of your allocation in the fixed-rate option on the policy anniversary on or immediately preceding the date of transfer, or $2,500, whichever is higher. If you have less than $2,500 in the fixed-rate option, you may transfer the entire amount.

DOLLAR COST AVERAGING TRANSFER OPTION

Under this option, you transfer the same dollar amount from The RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Using dollar cost averaging, you purchase more units in the variable investment options when their share prices are low, and fewer units when prices are higher. In this way, dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic

Dollar cost

averaging

Under this option, you transfer the same dollar amount from The RS Money Market VIP Series to a particular variable investment option or options each month, over a period of time. Dollar cost averaging may reduce the impact of price fluctuations on unit values of the variable investment options over the period that automatic transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	47

transfers are made, but cannot guarantee an increase in the overall value of your investments or offer protection against losses in a declining market.

More detailed information about our dollar cost averaging program is available upon request from our customer service office.

POLICY PROCEEDS

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

If the person insured is attained age 100 or older at death, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect,

•

the insured commits suicide within two years of either the policy’s issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect, or

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated as of the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted,

48	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable, or

•	when one or more of the mutual funds corresponding to the variable investment options legally suspends payment or redemption of their shares.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest of at least 3% per year on payments that we delay for 30 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option, and Certain restrictions on payments under the policy.

POLICY VALUE OPTIONS

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value. Your other options in this situation are to:

•	request payment of your net cash surrender value, in which case your insurance coverage will end, or

•	reinstate your policy, by following the required conditions (see Reinstatement).

If you choose to continue coverage under a policy value option, you have three choices: fixed benefit extended term insurance (Option A), fixed reduced paid up insurance (Option B), and variable reduced paid up insurance (Option C). Each option has certain restrictions and offers a different level of coverage. For more information about the policy options available under the policy, contact your agent or us for details.

SURRENDERING A POLICY VALUE OPTION

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt. The cash values for the different policy value options are calculated as follows:

•	for Option A the cash value is the then present value of insurance currently provided

•	for Option B the cash value is the total value of the fixed-rate option and the Loan Collateral Account

•	for Option C the cash value is the total value of the fixed-rate and variable investment options, and the Loan Collateral Account

Any additional benefit riders attached to this policy are disregarded in computing the values of these options unless otherwise stated in the rider.

Policy value

options

Policy value options allow you to continue insurance coverage with a reduced amount of insurance if your policy has lapsed but has a cash surrender value.

Surrendering a

policy value option

You may surrender a policy value option for its current net cash surrender value if the insured is still alive. The amount that you will receive is based on your option’s cash value minus any outstanding policy debt.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	49

Exchanging

a policy

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements.

EXCHANGE TO FIXED-BENEFIT INSURANCE

You may exchange your Park Avenue Life policy for a level premium fixed-benefit whole life policy then being issued by us or one of our affiliates, without having to prove that the insured meets our insurance requirements until the later of the insured’s attained age 70 or the second policy anniversary. Under the new policy, your policy value will be held in the issuer’s general account. Your face amount will be the same as under your Park Avenue Life policy on the date you make the exchange; no partial exchanges are permitted. The insured’s age when the Park Avenue Life policy took effect will also be carried over. Before you can make any exchange however, you must repay any outstanding policy debt on your Park Avenue Life policy.

Depending on the amount being applied to the new policy, there may be a cost or a credit to be paid. The amount being applied to the new policy is calculated as the greater of:

• (a)	the cumulative premiums for your new policy with interest at 6% minus the cumulative policy premiums for your Park Avenue Life policy with interest at 6%, or

• (b)	the guaranteed cash value of the new policy, minus the cash surrender value of your Park Avenue Life policy on the exchange date. The cash value of your new policy will depend on its face amount, premium class, and the insured’s sex and his or her age on the original policy date.

For purposes of calculating cumulative premiums for this policy under (a) above, any withdrawals from the policy will be deducted from the sum of the actual premiums paid to date.

If the greater of these two amounts is less than zero, the issuer of the new policy will pay you an exchange credit. If it is greater than zero, you will have to pay the issuer of your new policy the exchange cost.

The new policy will be issued and effective either on the business day that we receive your written exchange request at our customer service office along with your policy, or on the date that any exchange cost owing is received by the issuer of your new policy, whichever is later.

If you have waiver of premium or accidental death benefit riders attached to your Park Avenue Life policy, these can also be transferred to your new policy. Other rider benefits are available only with the consent of the issuer of your new policy.

You should consult with legal and tax advisers before exchanging your policy.

50	PROSPECTUS	SPECIAL FEATURES OF YOUR POLICY

PAYMENT OPTIONS

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options listed below. These include payments of a fixed amount, or for a fixed period, or payments guaranteed for life. You may select a payment option while the insured is living. If the insured has died and you have not chosen a payment option, the beneficiaries will be asked to choose the payment options, up to one year after the insured’s death. If you are surrendering your policy, you have 60 days after the proceeds of your policy become payable within which to choose a payment option. You, or the beneficiaries, may choose to distribute the proceeds under more than one payment option at a time, but you must distribute at least $5,000 through each option selected. Monthly payments under each option must be at least $50.

Under a payment option the proceeds of your policy must be paid to a “natural person.” Payments will not be made to his or her estate if they die before the proceeds have been fully paid. You may name a second person to receive any remaining payments if this happens.

The proceeds that we hold in order to make payments under one of the payment options do not share in the income, gains or losses of the variable investment options, nor do they earn interest in the same way or amount as funds in the fixed-rate option. Even if the death benefit under the policy is excludible from income, payments under payment options may not be excludible in full. This is because earnings on the death benefit after the insured’s death are taxable and payments under the payment options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under the available payment options.

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels a payment option.

For more information about payment options available under the policy, see the Statement of Additional Information or contact our customer service office.

Payment options

You have several payment options for the death or surrender proceeds from your policy. These proceeds can either be paid in a single lump sum, or under one or more of the payment options specified in the accompanying text.

SPECIAL FEATURES OF YOUR POLICY	PROSPECTUS	51

FEDERAL TAX CONSIDERATIONS

Tax status

To qualify as a life insurance contract and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. For example, the underlying investments must be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

THIS DISCUSSION of federal tax considerations for your Park Avenue Life policy is general in nature, does not purport to be complete or to cover all tax situations, and should not be considered as tax advice. It is based on our understanding of the federal income tax laws as they are currently being interpreted. We cannot guarantee that these laws will not change while this prospectus is in use, or while your policy is in force. If you are interested in purchasing a policy, taking a policy loan or effecting policy transactions, you should consult a legal or tax adviser regarding your particular circumstances.

TAX STATUS OF THE POLICY

In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Accordingly, there is some uncertainty about the application of Section 7702 to a policy, particularly so with respect to policies issued on an insured who does not meet our standard insurance requirements. Nevertheless, we believe there is a reasonable basis for concluding that your policy should satisfy the applicable requirements. If it is subsequently determined that a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to modify the policy as necessary in order to do so.

In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. Certain features of the Park Avenue Life policy, such as your flexibility to allocate premiums and the policy account value, have not been explicitly addressed in published rulings. While we believe that the policy does not give policyowners investment control over the Separate Account’s assets, we reserve the right to modify the policy as necessary to prevent the policyowner from being treated as the owner of the Separate Account assets supporting the policy.

In addition, the Code requires that the investments of the investment divisions of our Separate Account be “adequately diversified” in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the investment divisions of the Separate Account, through the mutual funds, will satisfy these diversification requirements.

The following discussion assumes that the policy will qualify as a life insurance contract for Federal income tax purposes.

52	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

TREATMENT OF POLICY PROCEEDS

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies. The money that you receive when the insured dies is generally not subject to federal income tax, but may be subject to federal estate taxes or generation skipping taxes. The tax consequences of continuing a policy beyond the insured’s 100th year are unclear. You should consult a tax advisor if you intend to keep the policy in force beyond the insured’s 100th year.

Partial withdrawals, surrenders and policy loans all result in money being taken out of your policy before the insured dies. How this money is taxed depends on whether your policy is classified as a modified endowment contract.

Under the Internal Revenue Code, certain life insurance contracts are classified as “modified endowment contracts,” with less favorable income tax treatment than other life insurance contracts. Due to the flexibility of the policy as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a modified endowment contract. In general, a policy will be classified as a modified endowment contract if the amount of premiums paid into the policy causes the policy to fail the “7-pay test.” A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid into the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

If there is a reduction in the benefits under the policy during the first seven policy years, as a result of a partial withdrawal or any decrease in face amount, for example, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a “material change” in the policy’s benefits or other terms, even after the first seven policy years, the policy may have to be retested as if it were a newly issued policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. To prevent your policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policyowner should consult with a competent advisor to determine whether a policy transaction will cause the policy to be classified as a modified endowment contract.

If your policy is not considered a modified endowment contract:

•

money that you withdraw from your policy will generally be taxed only if the total that you withdraw exceeds your “basis” in the policy – which is generally equal to the total amount that you have paid in premiums. However, certain distributions that must be made in order to enable the policy to continue to qualify as a life insurance

Treatment of

policy proceeds

We believe that the death benefits under your policy should generally be excludible from the gross income of the beneficiary. Generally, under the existing federal tax laws, increases in the value of your policy will not be taxed federally unless you make a withdrawal before the insured dies.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	53

contract for federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax even if all of your basis in the policy has not been recovered. The difference between what you have put in and what you take out will be taxed as ordinary income. When you withdraw money from your policy, your basis is reduced by any amount withdrawn that is not taxed

•

if you surrender your policy, you will generally be taxed only on the amount by which the value of your policy, including any policy debt, is greater than your basis in the policy. The tax consequences of surrendering your policy may vary if you receive the proceeds under one of the payment plans. Losses are generally not tax deductible

•

policy loans are generally not taxable because they must be paid back. The interest you pay on these loans is generally not tax deductible. However, if your policy lapses while you have an outstanding policy loan, you may have to pay tax on the amount that you still owe to your policy. The tax consequences of a policy loan are unclear if the difference between the rate we charge on the loan and the interest rate earned on the loan is very small. You should consult a tax adviser regarding these consequences.

If your policy is considered a modified endowment contract:

•

all distributions other than death benefits, including partial withdrawals, surrenders, assignments and policy loans, will be treated first as distributions of gain taxable as ordinary income, and as a tax free recovery of basis only after all the gain in the contract has been distributed

•

all modified endowment contracts issued to you by GIAC or its affiliates during any calendar year will be treated as one modified endowment contract to determine the taxable portion of any distribution

•

a 10% penalty tax will also apply to any taxable distribution unless it is made to a taxpayer who is 59 1/2 years of age or older; is attributable to a disability; or is received as substantially equal periodic payments made over the life (or life expectancy) of the taxpayer, or the life (or life expectancies) of the taxpayer and a designated beneficiary.

If a policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

EXCHANGES

Generally, there are no tax consequences when you exchange one life insurance policy for another, as long as the same person is being insured (a change of the insured under a policy is a taxable event). Paying

54	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

additional premiums under the new policy may cause it to be treated as a modified endowment contract. Your policy may also lose any “grandfathering” privilege, where you would be exempt from certain legislative or regulatory changes made after your original policy was issued, if you exchange your policy. You should consult with a tax adviser if you are considering exchanging any life insurance policy.

POLICY CHANGES

We will make changes to policies and their riders where necessary to attempt to ensure (i) that they continue to qualify as life insurance under the Internal Revenue Code, and (ii) that policyowners are not considered the direct owners of the mutual funds held in the Separate Account. Any changes will be made uniformly to all policies affected. We will provide advance notice in writing of these changes when required by state insurance regulators.

Federal, state and local governments may, from time to time, introduce new legislation concerning the taxation of life insurance policies. They can also change or adopt new interpretations of existing laws and regulations without notice. If you have questions about the tax consequences of your Park Avenue Life policy, please consult a legal or tax adviser.

ESTATE AND GENERATION SKIPPING TRANSFER TAXES

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If you are not the insured, the value of the policy will be included in your gross estate.

Also, if the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed on the death benefit.

The individual situation of a policyowner or beneficiary will determine how the ownership of a policy or the receipt of policy proceeds will affect their tax situation. Because the rules are complex, a legal or tax adviser should be consulted for specific information.

Economic Growth and Tax Relief Reconciliation Act of 2001. The Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”) repeals the federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. For 2008, the maximum estate tax rate is 45% and the estate tax exemption is $2,000,000.

Transfer taxes

If you are both the policyowner and the insured, the death benefit under your Park Avenue Life policy will generally be included in the value of your gross estate for federal estate tax purposes. If the beneficiary of the policy is someone who is two or more generations younger than the policyowner, the generation-skipping transfer (GST) tax may be imposed.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	55

The complexity of EGTRRA, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

OTHER TAX CONSEQUENCES

Park Avenue Life policies can be used in various ways, including:

•	as non-qualified deferred compensation or salary continuance plans

•	in split-dollar insurance plans

•	as part of executive bonus plans, retiree medical benefits plans, or other similar plans.

The tax consequences of these plans will vary depending on individual arrangements and circumstances.

Non-Individual Owners and Business Beneficiaries of Policies. If a Policy is owned or held by a corporation, trust or other non-natural person, this could jeopardize some (or all) of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, this Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax advisor before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

In addition, rules have been passed by Congress relating to life insurance owned by businesses and the IRS has issued guidance relating to split-dollar arrangements. Any business should consult with a qualified tax adviser before buying a policy, and before making any changes or transactions under the policy.

We recommend that anyone considering buying a Park Avenue Life policy with the expectation of favorable tax consequences should consult with a qualified tax adviser before investing.

Employer-Owned Life Insurance Contracts. Pursuant to recently enacted section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance contract will generally be limited to the premiums paid for such contract (although certain exceptions may apply in specific circumstances). An employer-owned life insurance contract is a life insurance contract owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such contract. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance contracts and to provide the

56	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance contracts issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase or modification of an employer-owned life insurance contract.

Alternative Minimum Tax. There may also be an indirect tax upon the income in the policy or the proceeds of a policy under the Federal corporate alternative minimum tax, if the policyowner is subject to that tax.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

GIAC’S TAXES

Based on current life insurance tax regulations, GIAC does not pay tax on investment income or capital gains from the assets held in the Separate Account that support account values. The operations of the Separate Account are reported on our federal income tax return, which is then consolidated with that of our parent company, Guardian Life.

We may pay taxes at the state and local level, as well as premium taxes, but at present these are not substantial. If they increase, we reserve the right to recover these costs by charging the Separate Account or the policy.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

INCOME TAX WITHHOLDING

We are generally required to withhold money for income taxes when you make a transaction on which you will have to pay tax. You can request in writing that we not withhold any amount for income tax purposes. If we do not, or if we fail to withhold enough to cover the taxes that are due, you could be penalized. You would also be responsible for any unpaid taxes when you file your regular income tax return. We may similarly withhold generation skipping transfer taxes unless you tell us in writing that these taxes are not required.

Life Insurance Purchases by Residents of Puerto Rico. The Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Possible tax

law changes

Although the likelihood of legislative change is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. You should consult a tax adviser with respect to legislative developments and their effect on the policy.

FEDERAL TAX CONSIDERATIONS	PROSPECTUS	57

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

58	PROSPECTUS	FEDERAL TAX CONSIDERATIONS

RIGHTS AND RESPONSIBILITIES

VOTING RIGHTS

As explained in The variable investment options, we are the owner of the fund shares held in the Separate Account. As a result, we have the right to vote at any meeting of the funds’ shareholders.

Where we are required to by law, we will vote fund shares based on the instructions we receive from Park Avenue Life policyowners. If we do not receive instructions from some policyowners, we will vote fund shares attributable to their policies, and any shares we own in our own right, in the same proportion as the shares attributable to the policyowners from whom we do receive instructions. Because of this proportional voting, a small number of policyowners could control the outcome of a vote. This proportion could include policyowners and contract owners from other separate accounts.

If changes in the law or its interpretation allow us to make voting decisions in our own right, or to restrict the voting of policyowners, we reserve the right to do so. We will ask you for your voting instructions if, on the record date set by the fund’s directors, part of your policy account value is invested in the variable investment option of the Separate Account that corresponds to the mutual fund holding a shareholders’ meeting.

The number of votes that you have will be based on the number of shares that you hold. We will calculate the number of shares, or fraction of a share, that you hold on the record date by dividing the dollar value of your investment in the division of the Separate Account corresponding to the mutual fund, by the net asset value of the variable investment option’s shares on that date.

If, after careful examination, we reasonably disapprove of a proposed change to a mutual fund’s investment adviser, its advisory contract, or its investment objectives or policies, we may disregard policyowners’ voting instructions, if the law allows us to do so. If the change affects the investment adviser or investment policy, we will only exercise this right if we determine in good faith that the proposed change is contrary to state law or is inappropriate in view of the fund’s investment objective and purpose. If we exercise this right, we will provide a detailed explanation of our actions in the next semi-annual report to policyowners.

Certain activities related to the operation of the Separate Account may require the approval of policyowners. See Rights reserved by GIAC. If a vote is required, you will be given one vote for every $100 of your policy that is held in the variable investment options. For any investments that we hold on our own behalf, we will vote in the same proportion as our policyowners.

You do not have the right to vote on the operations of the fixed-rate option.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	59

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due.

LIMITS TO GIAC’S RIGHT TO CHALLENGE A POLICY

Incontestability

Generally, we cannot challenge your policy once it is in force, or has been reinstated, for two years, provided you have paid your premiums when they are due. If you change your policy’s death benefit from Option 1 to Option 2, we have two years to challenge any increase in the death benefit that results from this change. If we are successful in our challenge, your death benefit will revert to what it would have been under Option 1.

Misstatement of age or sex

If we find that the information in the application regarding the age or sex of the insured is wrong, we will adjust the death benefit to that which would have been purchased by the most recent deduction for cost of insurance under the policy and any rider premium payment, using the correct age or sex. Some jurisdictions do not allow insurance companies to provide different benefits based on the sex of the insured. For these jurisdictions we offer a version of the Park Avenue Life policy with the same benefits for men and women.

Suicide exclusion

If the insured commits suicide within two years of the policy’s issue date, regardless of whether he or she is considered sane at the time, the amount that we must pay in death benefits will be limited to the greater of i) the net cash surrender value as of the date of death, or ii):

•	the policy premiums paid, plus

•	any unscheduled payments made, minus

•	any policy debt, minus

•	any partial withdrawals and any related charges.

If the insured commits suicide within two years of an increase in your policy’s death benefit due to a change from Option 1 to Option 2, the death benefit will be limited to the original death benefit under Option 1, plus the additional cost of insurance charges paid for the increased death benefit.

RIGHTS RESERVED BY GIAC

We reserve the right to make changes or take actions that we feel are in the best interests of Park Avenue Life policyowners and their beneficiaries, or are appropriate for the policy. We will follow applicable laws and regulations in exercising our rights, and will seek the approval of policy-owners or regulators when necessary. Some of the changes or actions we may take include:

•	operating the Separate Account in any form permitted by law

•	taking any action that will allow the Separate Account either to comply with or be exempt from sections of the 1940 Act

60	PROSPECTUS	RIGHTS AND RESPONSIBILITIES

•	de-registering the Separate Account under the 1940 Act

•

transferring the assets from one division of the Separate Account into other divisions, or to one or more Separate Accounts, or to our general account, and adding, combining, or removing investment divisions in the Separate Account

•

substituting the shares of one mutual fund held through the Separate Account for shares of a different class in the same mutual fund, shares of a different mutual fund, or any other investment allowed by law

•	adding to, suspending or eliminating your ability to direct how your net premiums are invested, or to transfer your investments among the variable investment options or the fixed-rate option

•	changing the way we make deductions or collect charges, consistent with the limits outlined in the policy

•	changing the policy as required to ensure that it continues to qualify as life insurance under the Internal Revenue Code, or to preserve favorable tax treatment for your benefits under the policy

•	making any changes necessary to the policy so that it conforms with any action we are permitted to take.

Substitutions may be made with respect to existing policy value or the investment of future premium payments, or both. We may close subaccounts to allocations of premium payments or policy account value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts.

We will inform you if we make a change that affects the basic nature of the investments in any of the variable investment options. If this occurs, you will have 60 days from the postmark on our notice to transfer your investments out of this option and into one of the other investment options, without charge. See Transfers.

YOUR RIGHT TO CANCEL YOUR POLICY

You may cancel your policy by returning it with a written cancellation notice to either our customer service office or the agent from whom you bought the policy. You must do this by the later of:

•	10 days of receiving your policy, or

•	45 days of signing Part 1 of your completed policy application.

RIGHTS AND RESPONSIBILITIES	PROSPECTUS	61

OTHER INFORMATION

Longer periods may apply in some states. If a cancellation notice is sent by mail, it will be effective on the date of the postmark.

Once we receive your notice, we will refund all of the premiums and unscheduled payments you have made towards your policy, and it will be considered void from the beginning. We may delay refunding any payments you made by check until your check has cleared.

DISTRIBUTION OF THE POLICY AND OTHER CONTRACTUAL ARRANGEMENTS

We have entered into a distribution agreement with Guardian Investor Services LLC (GIS) for the distribution and sale of the policies. GIS is affiliated with us. GIS acts as principal underwriter of the Park Avenue Life policies as well as other variable life insurance policies and variable annuities that we offer. The Park Avenue Life policies are distributed by GIAC agents who are licensed by state insurance authorities to sell variable life insurance and are registered representatives of GIS or other broker dealer firms with which GIAC has entered into agreements to sell the policies, including Park Avenue Securities LLC, a wholly-owned subsidiary of GIAC.

We pay commissions for the sale of the policies. GIAC agents will receive a maximum sales commission of:

•	50% of the policy premium paid for the first policy year, then

•	5% of the policy premiums paid for policy years two through ten, and

•	2% of the policy premiums paid for policy years thereafter.

In addition, GIAC pays a commission of no more than:

•	3.5% of each unscheduled payment in the first ten policy years, and

•	2% of any unscheduled payments thereafter.

You are not charged directly for commissions or other compensation paid for the sale of the policies, but commissions and other compensation are considered by GIAC in setting the levels of the charges that you do pay under the policy.

We may also compensate our agents in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Supplemental benefits and riders

We offer several riders or additional benefits that you can add to your policy. Certain of these riders are subject to age and underwriting requirements.

62	PROSPECTUS	OTHER INFORMATION

We currently offer the following riders under the policy:

•	Adjustable Renewable Term rider

•	Waiver of Premium rider

•	Guaranteed Purchase Option

•	Accidental Death Benefit rider

•	Simplified Insurability Option rider

The benefits provided by each of these riders are summarized in Appendix B to this prospectus. These riders may not be available in all states.

Reinsurance arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the policies’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to GIAC, and no policyowner shall have any right of action against any reinsurer.

TELEPHONE AND ELECTRONIC SERVICES

We will process certain transactions by telephone if you have authorized us to do so. We currently take requests for fund transfers and changes in allocation of future premiums over the phone. See How your premiums are allocated and Transfers Between the Investment Options for more details on requesting these transactions telephonically.

In addition to these telephone services, in the future we anticipate offering you the ability to use your personal computer to receive documents electronically, review your policy information and to perform other specified transactions. We will notify you as these electronic services become available. At that time, if you want to participate in any or all of our electronic programs, we will ask that you visit our website for information and registration. You may also be able to register by other forms of communication. If you choose to participate in the electronic document delivery program, you will receive financial reports, prospectuses, confirmations and other information via the Internet. You will not receive paper copies.

Generally, you are automatically eligible to use these services when they are available. You must notify us if you do not want to participate in any or all of these programs. Should you decline to participate, you will be able to reinstate these services at any time. You bear the risk of possible loss if someone gives us unauthorized or fraudulent registration or instructions for your account so long as we believe that the registration or instructions are genuine and we have followed reasonable procedures to confirm that the registration or instructions communicated by telephone or electronically are genuine. If we do not follow reasonable procedures to confirm that the registration or instructions are genuine,

OTHER INFORMATION	PROSPECTUS	63

we may be liable for any losses. Please take precautions to protect yourself from fraud. Keep your policy information and PIN number private and immediately review your statements and confirmations. Contact us immediately about any transactions you believe to be unauthorized.

We may change, suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right to refuse any transaction request that we believe would be disruptive to policy administration or not in the best interests of the policyowners or the Separate Account. Telephone and Internet services may be interrupted or response times slow if we are experiencing physical or technical difficulties, or economic or market emergency conditions. While we are experiencing such difficulties, we ask you to send your request by regular or express mail and we will process it using the net asset value first calculated after we receive the request. We will not be responsible or liable for: any inaccuracy, error or delay in or omission of any information you transmit or deliver to us; any loss or damage you may incur because of such inaccuracy, error, delay, omission or non-performance; or any interruption resulting from emergency circumstances.

LEGAL CONSIDERATIONS FOR EMPLOYERS

The Park Avenue Life policy estimates different risks for men and women in establishing a policy’s premiums, benefits and deductions, except in states where gender-neutral standards must be used. In 1983, the United States Supreme Court held that optional annuity benefits offered under an employer’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Anyone interested in buying Park Avenue Life policies in connection with insurance or benefits programs should consult with their legal advisers to determine if the policy is appropriate for this purpose.

CERTAIN RESTRICTIONS ON PAYMENTS UNDER THE POLICY

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or “freeze” a policyowner’s account. If these laws apply in a particular situation, we would not be allowed to process any request for a surrender, partial withdrawal, or transfer, or pay death benefits. If a policy were frozen, the policy account value would be moved to a special segregated account and held there until we received instructions from the appropriate federal regulator. These laws may also require us to provide information about you and your contract to government agencies and departments.

ILLUSTRATIONS

Illustrations can help demonstrate how the policy operates, given the policy’s charges, investment options and any optional features selected, how you plan to accumulate or access policy value over time, and

64	PROSPECTUS	OTHER INFORMATION

assumed rates of return. Illustrations may also be able to assist you in comparing the policy’s death benefits, cash surrender values and policy values with those of other variable life insurance policies based upon the same or similar assumptions. You may ask your registered representatives to provide an illustration, without charge, based upon your specific situation. Personalized illustrations will use an arithmetic average of the investment advisory fees and operating expenses incurred by the underlying mutual funds based on actual fees and expenses after applicable reimbursements and waivers incurred during 2007.

LEGAL PROCEEDINGS

We are not currently involved in any legal proceedings that would threaten our financial position, the financial position of GIS, or that of the Separate Account.

FINANCIAL STATEMENTS

The financial statements of GIAC and the Separate Account are contained in the Statement of Additional Information.

OTHER INFORMATION	PROSPECTUS	65

APPENDIX A

SPECIAL TERMS USED IN THIS PROSPECTUS

Age

The insured’s age on his or her birthday closest to the policy date.

Attained age

The insured’s age plus the number of policy years completed since the policy date.

Base policy

The policy without any additional riders.

Basic scheduled premium

A regularly scheduled payment that you must make in order to keep your policy in force. It is set out in your policy and does not include charges for any additional coverage provided by riders that you may add to your policy, or rating charges if the insured does not meet our insurance requirements for standard insurance when we issue your policy.

Benchmark value

Benchmark value is a hypothetical measure we use to assess the adequacy of the funding level in your policy account over time. It is based on assumptions about the basic scheduled premium and insurance charges you would pay, as well as the net rate of return your account would be expected to earn. Benchmark values for each policy anniversary date are set out in the policy.

During the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value and 2) the amount that would cause your policy account value to at least equal the benchmark value at the end of the guaranteed premium period, assuming that:

•	the policyowner paid basic scheduled premiums, when due, throughout the guaranteed premium period

•	the policy had a face amount of $250,000 and premiums were paid annually

•	we charged the current cost of insurance charges, and

•	the policy account value earned an annual gross return of 6.59% throughout the guaranteed premium period.

After the guaranteed premium period, the benchmark value is the greater of 1) your tabular account value plus the product of 0.955 and the difference between the maximum basic scheduled premium and the basic scheduled premium payable during the guaranteed premium period for the current face amount, and 2) the amount that would cause your policy account value to at least equal your policy’s face amount on the policy anniversary nearest the insured’s 100th birthday, assuming that:

•	the policyowner paid basic scheduled premiums for the current face amount until the policy anniversary nearest the insured’s 100th birthday

66	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

•	the policy had a face amount of $100,000 and premiums were paid monthly

•	the policyowner paid all basic scheduled premiums, made no unscheduled payments and took no loans or withdrawals

•	we charged the current cost of insurance charges and the maximum rate of any other charges and deductions, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate the benchmark value on a given day, we will take the benchmark values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that the date is between these anniversaries. This is the interpolated benchmark value.

Business day

A day on which the New York Stock Exchange or its successor is open for trading and GIAC is open for business. GIAC’s close of business is 4 p.m. New York time, or, if earlier, the close of the New York Stock Exchange.

Customer Service Office

The Guardian Insurance & Annuity Company, Inc. Customer Service Office, P.O. Box 26125, Lehigh Valley, PA 18002, 1-800-441-6455

Face amount or Guaranteed insurance amount

The minimum amount that you will receive on the death of the insured, until the policy anniversary closest to the insured’s 100th birthday, as long as:

•	you pay all policy premiums when they are due, except those skipped under the Premium Skip Option

•	you don’t make any partial withdrawals, and

•	you don’t have any policy debt outstanding.

The Guaranteed Insurance amount is set out in your policy. The minimum for a policy is currently $100,000.

Guaranteed premium period

The period during which your basic scheduled premiums will remain the same. This period begins on the policy date and ends on the later of the policy anniversary closest to the insured’s 70th birthday or the 10th policy anniversary.

Internal revenue code

The Internal Revenue Code of 1986, as amended, and its related rules and regulations.

Issue date

The date your policy is issued at GIAC’s customer service office.

APPENDICES	PROSPECTUS	67

The Guardian Insurance & Annuity Company, Inc.

APPENDIX A

Loan collateral account

An account to which values from the variable investment options and the fixed-rate option are transferred when a policy loan is taken. The loan collateral account is equal to the loan.

Monthly date

The same date in each month as the policy date, or the last day of a month if that is earlier.

Net amount at risk

The difference between the policy account value and the amount that you would be paid under the policy’s death benefit.

Policy account value

The sum of the values attributable to a policy which are allocated to the variable investment options, the fixed-rate option and the loan collateral account.

Policy anniversary

The same date each year as the policy date.

Policy date

The date your policy comes into effect. This date is used to measure policy months, policy years, policy anniversaries, and monthly dates.

Policy debt

All unpaid policy loans, plus the accumulated and unpaid interest on those loans.

Policy review date

The monthly date before your policy anniversary.

Tabular account value

The value of a hypothetical account that we compare to your policy account value when we set your basic scheduled premium each year after the guaranteed premium period. It is also used to calculate your policy’s benchmark values.

The tabular account value is equal to the policy account value that would result assuming that:

•	the policy had a face amount of $100,000

•	premiums were paid monthly

•	the policyowner paid the basic scheduled premium during the guaranteed premium period and the maximum basic scheduled premium thereafter

•	we charged the guaranteed charges beginning on the policy date, and

•	the policy account value earned an annual net return of 4% throughout the life of the policy.

To calculate your tabular account value on a given day, we will take the tabular account values for your last policy anniversary and your upcoming policy anniversary, and adjust for the number of days that your date is between these anniversaries. This is the interpolated tabular account value.

68	PROSPECTUS	APPENDICES

APPENDIX B

SPECIAL TERMS USED IN THIS PROSPECTUS

Additional benefits are available by riders to the policy. Riders are issued subject to GIAC’s standards for classifying risks. GIAC charges premiums for additional benefit riders. These premium amounts are included in the policy premium charged to a Park Avenue Life policyowner, but rider premiums are not allocated to the variable investment options or fixed-rate option under the policy. The benefits provided by the riders are fully described in the riders and summarized here. These riders are available only at the time of issuance of the policy.

Waiver of Premium — This rider provides for the waiver of Policy Premiums while the insured is totally disabled.

Accidental Death Benefit — This rider provides additional insurance coverage if the insured’s death results from accidental bodily injury.

Guaranteed Purchase Option — This rider provides the policyowner the right to purchase additional insurance policies on the insured’s life without evidence of insurability on the policy anniversaries nearest certain birthdays of the insured (the “Option Dates”) or within specified time periods of qualifying life events (“Alternate Option Dates”) provided (i) all policy premiums are paid to the applicable Option Date or Alternate Option Date, (ii) written application and evidence of insurability satisfactory to the issuer and the first premium for the new policy are received as set forth in the rider, (iii) if applicable, satisfactory evidence of the qualifying life event accompanies the application.

Simplified Insurability Option — This rider allows the policyowner to purchase additional policies on certain policy anniversaries (“Option Dates”) provided: (i) all policy premiums are paid to the applicable Option Date, (ii) written application and evidence of insurability satisfactory to the issuer are received as set forth in the rider, and (iii) policy premiums are not being waived under a waiver of premium rider.

Adjustable Renewable Term (ART) Insurance — This rider provides term insurance for one year periods. By adding an ART rider to a Park Avenue Life policy, a policyowner can increase the insurance coverage provided by the entire contract. Generally, term insurance is intended to fill a temporary insurance need, and permanent (whole life) insurance is intended to fill long-term insurance needs. Term insurance is generally more economical for short periods, while permanent insurance is generally more economical over longer periods. If a policyowner has a short-term need for more insurance protection, it may be in his or her interest to supplement a Park Avenue Life policy with an ART rider. When the need abates, the rider can be terminated without triggering surrender charges, which are imposed when the policy’s coverage is reduced during the first 12 policy years. See Decreasing the Face Amount and Deductions and charges.

Depending on your individual circumstances, it may or may not be to your advantage to add coverage to your policy through a rider. Some of the circumstances to consider include the premium you want to pay, the amount of coverage, how long you want this additional coverage for, and the age, sex and underwriting classification of the insured. Your GIAC representative can help you decide whether adding rider benefits to your policy would be in your best interest.

GIAC may from time to time discontinue the availability of one or more of these riders, or make other riders available. GIAC agents can provide information about the current availability of particular riders.

APPENDICES	PROSPECTUS	69

APPENDIX C

VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

FIRST YEAR SURRENDER CHARGE RATES PER $1,000

	Male			Female			Unisex
Age	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard
0		6.46			5.48			6.27
1		6.30			5.37			6.13
2		6.39			5.44			6.20
3		6.49			5.51			6.30
4		6.60			5.58			6.39
5		6.70			5.67			6.49
6		6.83			5.76			6.62
7		6.95			5.85			6.74
8		7.11			5.95			6.88
9		7.25			6.06			7.02
10		7.42			6.16			7.16
11		7.58			6.28			7.33
12		7.75			6.39			7.49
13		7.95			6.53			7.67
14		8.12			6.65			7.82
15		8.30			6.77			8.00
16		8.45			6.91			8.16
17		8.63			7.05			8.31
18		8.79			7.19			8.47
19		8.96			7.35			8.65
20	8.09	7.94	10.17	7.25	7.15	8.12	7.92	7.77	9.71
21	8.26	8.10	10.43	7.40	7.29	8.42	8.07	7.93	9.95
22	8.43	8.28	10.69	7.57	7.45	8.73	8.25	8.10	10.21
23	8.62	8.50	10.99	7.74	7.63	9.05	8.42	8.38	10.50
24	8.80	8.82	11.31	7.91	7.81	9.40	8.62	8.71	10.80
25	9.02	9.17	11.64	8.10	8.11	9.77	8.83	9.05	11.12
26	9.33	9.63	12.20	8.38	8.52	10.33	9.12	9.51	11.77
27	9.65	10.13	12.80	8.67	8.94	10.93	9.44	10.00	12.46
28	10.05	10.69	13.48	9.03	9.43	11.61	9.82	10.56	13.24
29	10.42	11.25	14.27	9.36	9.92	12.29	10.18	11.11	14.02
30	10.86	11.90	15.17	9.75	10.48	13.08	10.62	11.75	14.92
31	11.27	12.53	16.09	10.11	11.02	13.86	11.02	12.36	15.83
32	11.77	13.25	17.12	10.62	11.64	14.75	11.55	13.07	16.84
33	12.25	13.97	18.16	11.17	12.25	15.64	12.14	13.78	17.86
34	12.88	14.73	19.29	11.73	12.90	16.59	12.76	14.51	18.97
35	13.59	15.58	20.55	12.40	13.62	17.66	13.47	15.37	20.21
36	14.20	16.31	21.51	12.94	14.22	18.48	14.07	16.09	21.15
37	14.85	17.07	22.56	13.49	14.84	19.33	14.70	16.82	22.18
38	15.52	17.87	23.67	14.09	15.51	20.23	15.36	17.60	23.26
39	16.22	18.71	24.85	14.70	16.19	21.18	16.06	18.44	24.41
40	16.96	19.61	26.11	15.37	16.93	22.17	16.79	19.30	25.64
41	17.74	20.54	27.47	16.05	17.71	23.22	17.57	20.23	26.96
42	18.58	21.54	28.89	16.78	18.52	24.31	18.39	21.21	28.33
43	19.45	22.60	30.40	17.54	19.38	25.43	19.26	22.24	29.80
44	20.39	23.72	32.03	18.34	20.28	26.62	20.17	23.34	31.35
45	21.39	24.89	33.73	19.19	21.19	27.88	21.16	24.46	33.01
46	22.57	26.20	35.91	20.07	22.25	29.43	22.30	25.75	35.11
47	23.81	27.59	38.22	21.01	23.36	31.07	23.51	27.11	37.32
48	25.14	29.08	40.68	21.98	24.54	32.80	24.76	28.56	39.68
49	26.54	30.67	43.27	23.02	25.80	34.65	26.10	30.09	42.15

70	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX C

VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

FIRST YEAR SURRENDER CHARGE RATES PER $1,000

	Male			Female			Unisex
Age	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard	Preferred Plus	Preferred	Standard
50	28.02	32.36	45.98	24.10	27.14	36.57	27.56	31.73	44.76
51	29.60	34.14	48.85	25.25	28.54	38.61	29.07	33.48	47.13
52	31.25	36.03	51.65	26.46	30.05	40.10	30.66	35.33	49.02
53	33.00	38.02	53.87	27.74	31.63	41.55	32.33	37.27	51.03
54	34.84	40.14	56.20	29.07	33.31	43.06	34.09	39.31	53.15
55	36.79	42.35	58.66	30.48	35.04	44.66	35.97	41.49	55.40
56	38.24	44.62	58.69	31.63	36.36	46.36	37.34	43.60	57.77
57	39.74	47.01	58.65	32.83	37.74	48.17	38.83	45.81	58.68
58	41.33	49.53	58.62	34.07	39.18	50.11	40.36	48.17	58.65
59	42.99	52.19	58.60	35.40	40.69	52.18	42.01	50.65	58.60
60	44.79	55.01	58.53	36.78	42.25	54.39	43.72	53.29	58.56
61	46.67	58.02	58.51	38.22	43.92	56.78	45.55	56.05	58.57
62	48.66	58.76	58.44	39.77	45.66	58.75	47.48	58.81	58.52
63	50.78	58.73	58.43	41.38	47.51	58.74	49.51	58.79	58.48
64	53.02	58.69	58.39	43.13	49.46	58.72	51.72	58.76	58.44
65	56.58	58.68	58.33	44.94	51.57	58.67	54.05	58.71	58.39
66	58.77	58.62	58.29	47.48	54.42	58.67	57.78	58.66	58.37
67	58.70	58.60	56.94	50.21	57.52	58.62	58.75	58.63	58.32
68	58.63	58.59	56.17	53.13	58.85	58.61	58.69	58.59	58.29
69	58.57	58.50	56.13	56.24	58.81	58.56	58.64	58.59	58.24
70	58.46	58.42	56.02	58.87	58.78	58.56	58.58	58.54	56.95
71	58.41	58.36	55.94	58.80	58.76	58.53	58.51	58.44	56.09
72	58.29	58.26	55.84	58.75	58.72	58.47	58.45	58.38	56.01
73	58.26	58.19	55.73	58.68	58.64	58.45	58.37	58.31	55.99
74	58.14	58.11	55.65	58.62	58.59	56.44	58.30	58.20	55.96
75	58.10	58.08	55.63	58.56	58.48	56.36	58.19	58.15	55.86
76	58.07	57.97	55.56	58.47	58.46	56.30	58.11	58.06	55.77
77	57.91	57.95	55.49	58.39	58.39	56.18	58.05	58.01	55.77
78	57.88	57.87	55.47	58.30	58.27	56.12	58.07	57.97	55.67
79	57.86	57.80	55.46	58.33	58.29	56.18	57.93	57.89	55.67
80	57.90	57.81	55.49	58.31	58.16	56.05	57.93	57.97	55.69

APPENDICES	PROSPECTUS	71

APPENDIX D

NEW YORK SUPPLEMENT

THIS SUPPLEMENT APPLIES ONLY TO POLICIES ISSUED IN THE STATE OF NEW YORK

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2007 for the Variable Whole Life Insurance Policy with Modified Scheduled Premium issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account K and marketed under the name “Park Avenue Life.” The information contained in this supplement is applicable only to policies issued in the state of New York and supersedes certain information contained in the prospectus.

YOU HAVE THE RIGHT TO CANCEL THIS POLICY BY RETURNING IT WITH A WRITTEN CANCELLATION NOTICE TO EITHER OUR CUSTOMER SERVICE OFFICE OR THE AGENT FROM WHOM YOU BOUGHT THE POLICY. IF YOU CHOOSE TO EXERCISE THIS RIGHT YOU MUST DO SO WITHIN THE LATER OF: (A) 10 DAYS OF RECEIVING YOUR POLICY, OR (B) 45 DAYS OF SIGNING PART 1 OF YOUR COMPLETED POLICY APPLICATION.

YOU ALSO HAVE THE RIGHT UNTIL THE LATER OF THE INSURED’S ATTAINED AGE 70 OR THE EXPIRATION OF THE FIRST 24 POLICY MONTHS, TO EXCHANGE YOUR POLICY FOR A LEVEL PREMIUM FIXED-BENEFIT WHOLE LIFE POLICY ISSUED BY US OR ONE OF OUR AFFILIATES. PLEASE SEE THE SECTION OF YOUR PROSPECTUS ENTITLED “EXCHANGE TO FIXED-BENEFIT INSURANCE” FOR A FULL DESCRIPTION OF THIS BENEFIT.

Unless specifically addressed herein, all terms and provisions of the Prospectus shall continue in full force and effect.

I

Deductions and Charges Monthly deductions from the policy account value

Policy and administration charges

Policy charge: For the first three policy years, you pay a policy charge of $10 per month. After three years the charge is currently $4 per month and is guaranteed never to exceed $4 per month.

II

Transaction Deductions from the Policy account value

Surrender Charge

This charge is a flat rate for every $1,000 of your policy’s face amount. The rate declines each year until it is zero after 12 years, and varies from $5.37 to $49.81 per $1,000, depending on the insured’s age when the policy started, sex and premium class. The surrender charge compensates us for administrative and sales-related expenses. Surrender charges for specific ages, sex and premium classes are set out in Appendix A to this Supplement.

III

Deduction from the Separate Account

Income Tax Charge

We have the right to charge the Separate Account, the account through which we invest your premiums in the variable investment option, for any federal, state or local income taxes relating to the Separate Account. We also have the right to impose additional charges if there is a change in our tax status, if the income tax treatment of variable life insurance changes for insurance companies, or for any other tax-related charges associated with the Separate Account or the policies. We don’t currently charge for taxes attributable to the Separate Account. We will obtain prior approval from the Superintendent of Insurance for New York State before we make such deductions.

72	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

IV

Premiums

Reinstating your policy

If your policy has lapsed (and you have not surrendered it for its net cash surrender value) you may reinstate it up to five years after the lapse. To reinstate your policy:

•	We must receive your request for reinstatement in writing at our customer service office

•	The insured must be alive

•	You must show that the insured meets our insurance requirements

•	You must repay any outstanding policy debt with interest. Interest will be compounded annually, at the rate that is in effect when you make your request

•	You must pay us all overdue premiums for any additional benefit riders with 6% interest compounded annually, plus the greater of :

(i)	all overdue policy premiums with 6% interest compounded annually, or

(ii)	110% of any increase in cash surrender value of your policy due to your policy’s reinstatement.

V

SPECIAL FEATURES OF YOUR POLICY

Policy loans

Interest on your policy loan

We charge interest at an annual rate of 8% on all outstanding policy debt, payable in arrears, until either the 20th anniversary of your policy or the insured’s attained age 65, whichever is later. After this point the annual rate falls to 5% for existing and new policy loans. Interest accrues daily and is due on each policy anniversary. If you do not pay the interest on your loan when it is due, we will transfer the interest that you owe first proportionately from your policy account value in the variable investment options, and if this is insufficient, from the fixed-rate option, into our Loan Collateral Account, and add that interest to your policy debt.

During the period when policy loans bear interest at an annual rate of 8%, any amounts in the Loan Collateral Account earn interest at a minimum annual rate of 6%. During the period when policy loans bear interest at an annual rate of 5%, any amounts in the Loan Collateral Account earn interest at a minimum annual rate of 4%. Although this means that you are effectively paying a maximum of 2% interest on your policy loans, you are expected to pay the loan interest charged when it is due.

Policy proceeds

The amount that your beneficiaries will receive upon the death of the insured is determined as explained under Death benefit options, and is payable when we receive proof that the insured has died while the policy was in effect. It will include:

•	the death proceeds based on the death benefit option you have chosen, plus

•	any policy premium assessments paid for coverage beyond the monthly date after the insured’s death, plus

•	the proceeds of any coverage you have added to your policy through riders, minus

•	any outstanding policy debt.

If your policy premium is overdue and the insured dies during the grace period, we will calculate the death benefit as though the premium had been paid when due and then deduct the amount that covered the period up to the policy month of the insured’s death.

APPENDICES	PROSPECTUS	73

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

If the person insured has reached attained age 100, the death proceeds will be the policy account value minus any policy debt as of the date of death.

The death proceeds paid to the beneficiaries may also be adjusted if:

•	the age or sex listed on the policy application is incorrect

•

the insured commits suicide within two years of the policy issue date, or the date a change in the death benefit from Option 1 to Option 2 (but only for any increase in the death benefit over your policy’s face amount that was a result of the change) takes effect

•	there are limits imposed by riders to the policy.

The amount of all other transactions will be calculated at the end of the business day on which we receive the necessary instructions, information or documentation at our customer service office.

If the proceeds are being taken from your policy account value in the variable investment options, we will normally pay proceeds within seven days of receiving the necessary information. However, we may delay any transfers, loans or other payments made from the variable investment options when:

•	the New York Stock Exchange is closed, except for weekends or holidays, or when trading has been restricted, or

•	the Securities and Exchange Commission determines that a state of emergency exists, making policy transactions impracticable.

We will pay interest on the death proceeds from the variable investment options, from the date of the insured’s death until the proceeds are paid, either in a lump sum or through a payment option.

If the proceeds are from your policy account value in the fixed-rate option, they will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest in accordance with and at the rate required by Section 3227 of the New York Insurance Laws on payments out of the fixed-rate option that we delay for 10 days or more. Please note that requests for transfers from the fixed-rate option may only be made during certain periods. See Transfers from the fixed-rate option.

Requests for transfers, loans, or any other payment out of the fixed-rate option will normally be paid promptly once we have received the necessary information. However, we may delay any transfers, loans or other payments made from the fixed-rate option for up to six months from the date of your request. If we do this, we will pay interest at the rate required by Section 3227 of the New York Insurance Laws.

VI

The Separate Account

GIAC and Separate Account K are subject to the insurance laws of every jurisdiction in which Park Avenue Life is delivered, including the insurance laws of the state of New York.

74	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    VARIABLE WHOLE LIFE INSURANCE WITH MODIFIED SCHEDULED PREMIUMS

FIRST YEAR SURRENDER CHARGE RATES PER $1,000

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	8.09	7.42	6.74	6.07	5.39	4.72	4.05	3.37	2.70	2.02	1.35	0.67
21	8.26	7.57	6.88	6.20	5.51	4.82	4.13	3.44	2.75	2.07	1.38	0.69
22	8.43	7.73	7.03	6.32	5.62	4.92	4.22	3.51	2.81	2.11	1.41	0.70
23	8.62	7.90	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72
24	8.80	8.07	7.33	6.60	5.87	5.13	4.40	3.67	2.93	2.20	1.47	0.73
25	9.02	8.27	7.52	6.77	6.01	5.26	4.51	3.76	3.01	2.26	1.50	0.75
26	9.33	8.55	7.78	7.00	6.22	5.44	4.67	3.89	3.11	2.33	1.56	0.78
27	9.65	8.85	8.04	7.24	6.43	5.63	4.83	4.02	3.22	2.41	1.61	0.80
28	10.05	9.21	8.38	7.54	6.70	5.86	5.03	4.19	3.35	2.51	1.68	0.84
29	10.42	9.55	8.68	7.82	6.95	6.08	5.21	4.34	3.47	2.61	1.74	0.87
30	10.86	9.96	9.05	8.15	7.24	6.34	5.43	4.53	3.62	2.72	1.81	0.91
31	11.27	10.33	9.39	8.45	7.51	6.57	5.64	4.70	3.76	2.82	1.88	0.94
32	11.77	10.79	9.81	8.83	7.85	6.87	5.89	4.90	3.92	2.94	1.96	0.98
33	12.25	11.23	10.21	9.19	8.17	7.15	6.13	5.10	4.08	3.06	2.04	1.02
34	12.88	11.81	10.73	9.66	8.59	7.51	6.44	5.37	4.29	3.22	2.15	1.07
35	13.59	12.46	11.33	10.19	9.06	7.93	6.80	5.66	4.53	3.40	2.27	1.13
36	14.20	13.02	11.83	10.65	9.47	8.28	7.10	5.92	4.73	3.55	2.37	1.18
37	14.85	13.61	12.38	11.14	9.90	8.66	7.43	6.19	4.95	3.71	2.48	1.24
38	15.52	14.23	12.93	11.64	10.35	9.05	7.76	6.47	5.17	3.88	2.59	1.29
39	16.22	14.87	13.52	12.17	10.81	9.46	8.11	6.76	5.41	4.06	2.70	1.35
40	16.96	15.55	14.13	12.72	11.31	9.89	8.48	7.07	5.65	4.24	2.83	1.41

APPENDICES	PROSPECTUS	75

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	17.74	16.26	14.78	13.31	11.83	10.35	8.87	7.39	5.91	4.44	2.96	1.48
42	18.58	17.03	15.48	13.94	12.39	10.84	9.29	7.74	6.19	4.65	3.10	1.55
43	19.45	17.83	16.21	14.59	12.97	11.35	9.73	8.10	6.48	4.86	3.24	1.62
44	20.39	18.69	16.99	15.29	13.59	11.89	10.20	8.50	6.80	5.10	3.40	1.70
45	21.39	19.61	17.83	16.04	14.26	12.48	10.70	8.91	7.13	5.35	3.57	1.78
46	22.57	20.69	18.81	16.93	15.05	13.17	11.29	9.40	7.52	5.64	3.76	1.88
47	23.61	21.64	19.68	17.71	15.74	13.77	11.81	9.84	7.87	5.90	3.94	1.97
48	24.95	22.87	20.79	18.71	16.63	14.55	12.48	10.40	8.32	6.24	4.16	2.08
49	25.70	23.56	21.42	19.28	17.13	14.99	12.85	10.71	8.57	6.43	4.28	2.14
50	26.47	24.26	22.06	19.85	17.65	15.44	13.24	11.03	8.82	6.62	4.41	2.21
51	27.30	25.03	22.75	20.48	18.20	15.93	13.65	11.38	9.10	6.83	4.55	2.28
52	28.19	25.84	23.49	21.14	18.79	16.44	14.10	11.75	9.40	7.05	4.70	2.35
53	29.12	26.69	24.27	21.84	19.41	16.99	14.56	12.13	9.71	7.28	4.85	2.43
54	30.13	27.62	25.11	22.60	20.09	17.58	15.07	12.55	10.04	7.53	5.02	2.51
55	31.22	28.62	26.02	23.42	20.81	18.21	15.61	13.01	10.41	7.81	5.20	2.60
56	32.36	29.66	26.97	24.27	21.57	18.88	16.18	13.48	10.79	8.09	5.39	2.70
57	33.57	30.77	27.98	25.18	22.38	19.58	16.79	13.99	11.19	8.39	5.60	2.80
58	34.87	31.96	29.06	26.15	23.25	20.34	17.44	14.53	11.62	8.72	5.81	2.91
59	37.44	34.32	31.20	28.08	24.96	21.84	18.72	15.60	12.48	9.36	6.24	3.12
60	38.98	35.73	32.48	29.24	25.99	22.74	19.49	16.24	12.99	9.75	6.50	3.25
61	40.62	37.24	33.85	30.47	27.08	23.70	20.31	16.93	13.54	10.16	6.77	3.39
62	42.40	38.87	35.33	31.80	28.27	24.73	21.20	17.67	14.13	10.60	7.07	3.53
63	44.17	40.15	36.14	32.12	28.11	24.09	20.08	16.06	12.05	8.03	4.02	0.00
64	46.03	41.43	36.82	32.22	27.62	23.02	18.41	13.81	9.21	4.60	0.00	0.00
65	49.81	44.87	39.88	34.90	29.91	24.93	19.94	14.96	9.97	4.99	0.00	0.00
66	49.81	45.66	41.51	37.36	32.42	27.02	21.61	16.21	10.81	5.40	0.00	0.00
67	49.81	45.66	41.51	37.36	33.21	29.06	23.46	17.60	11.73	5.87	0.00	0.00
68	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
69	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
70	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
71	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
80	49.43	45.31	41.19	37.07	32.95	28.83	24.72	20.60	16.48	12.36	8.24	4.12

76	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0	6.46	5.92	5.38	4.85	4.31	3.77	3.23	2.69	2.15	1.62	1.08	0.54
1	6.30	5.78	5.25	4.73	4.20	3.68	3.15	2.63	2.10	1.58	1.05	0.53
2	6.39	5.86	5.33	4.79	4.26	3.73	3.20	2.66	2.13	1.60	1.07	0.53
3	6.49	5.95	5.41	4.87	4.33	3.79	3.25	2.70	2.16	1.62	1.08	0.54
4	6.60	6.05	5.50	4.95	4.40	3.85	3.30	2.75	2.20	1.65	1.10	0.55
5	6.70	6.14	5.58	5.03	4.47	3.91	3.35	2.79	2.23	1.68	1.12	0.56
6	6.83	6.26	5.69	5.12	4.55	3.98	3.42	2.85	2.28	1.71	1.14	0.57
7	6.95	6.37	5.79	5.21	4.63	4.05	3.48	2.90	2.32	1.74	1.16	0.58
8	7.11	6.52	5.93	5.33	4.74	4.15	3.56	2.96	2.37	1.78	1.19	0.59
9	7.25	6.65	6.04	5.44	4.83	4.23	3.63	3.02	2.42	1.81	1.21	0.60
10	7.42	6.80	6.18	5.57	4.95	4.33	3.71	3.09	2.47	1.86	1.24	0.62
11	7.58	6.95	6.32	5.69	5.05	4.42	3.79	3.16	2.53	1.90	1.26	0.63
12	7.75	7.10	6.46	5.81	5.17	4.52	3.88	3.23	2.58	1.94	1.29	0.65
13	7.95	7.29	6.63	5.96	5.30	4.64	3.98	3.31	2.65	1.99	1.33	0.66
14	8.12	7.44	6.77	6.09	5.41	4.74	4.06	3.38	2.71	2.03	1.35	0.68
15	8.30	7.61	6.92	6.23	5.53	4.84	4.15	3.46	2.77	2.08	1.38	0.69
16	8.45	7.75	7.04	6.34	5.63	4.93	4.23	3.52	2.82	2.11	1.41	0.70
17	8.63	7.91	7.19	6.47	5.75	5.03	4.32	3.60	2.88	2.16	1.44	0.72
18	8.79	8.06	7.33	6.59	5.86	5.13	4.40	3.66	2.93	2.20	1.47	0.73
19	8.96	8.21	7.47	6.72	5.97	5.23	4.48	3.73	2.99	2.24	1.49	0.75
20	7.94	7.28	6.62	5.96	5.29	4.63	3.97	3.31	2.65	1.99	1.32	0.66
21	8.10	7.43	6.75	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68
22	8.28	7.59	6.90	6.21	5.52	4.83	4.14	3.45	2.76	2.07	1.38	0.69
23	8.50	7.79	7.08	6.38	5.67	4.96	4.25	3.54	2.83	2.13	1.42	0.71
24	8.82	8.09	7.35	6.62	5.88	5.15	4.41	3.68	2.94	2.21	1.47	0.74
25	9.17	8.41	7.64	6.88	6.11	5.35	4.59	3.82	3.06	2.29	1.53	0.76
26	9.63	8.83	8.03	7.22	6.42	5.62	4.82	4.01	3.21	2.41	1.61	0.80
27	10.13	9.29	8.44	7.60	6.75	5.91	5.07	4.22	3.38	2.53	1.69	0.84
28	10.69	9.80	8.91	8.02	7.13	6.24	5.35	4.45	3.56	2.67	1.78	0.89
29	11.25	10.31	9.38	8.44	7.50	6.56	5.63	4.69	3.75	2.81	1.88	0.94
30	11.90	10.91	9.92	8.93	7.93	6.94	5.95	4.96	3.97	2.98	1.98	0.99
31	12.53	11.49	10.44	9.40	8.35	7.31	6.27	5.22	4.18	3.13	2.09	1.04
32	13.25	12.15	11.04	9.94	8.83	7.73	6.63	5.52	4.42	3.31	2.21	1.10
33	13.97	12.81	11.64	10.48	9.31	8.15	6.99	5.82	4.66	3.49	2.33	1.16
34	14.73	13.50	12.28	11.05	9.82	8.59	7.37	6.14	4.91	3.68	2.46	1.23
35	15.58	14.28	12.98	11.69	10.39	9.09	7.79	6.49	5.19	3.90	2.60	1.30
36	16.31	14.95	13.59	12.23	10.87	9.51	8.16	6.80	5.44	4.08	2.72	1.36
37	17.07	15.65	14.23	12.80	11.38	9.96	8.54	7.11	5.69	4.27	2.85	1.42
38	17.87	16.38	14.89	13.40	11.91	10.42	8.94	7.45	5.96	4.47	2.98	1.49
39	18.71	17.15	15.59	14.03	12.47	10.91	9.36	7.80	6.24	4.68	3.12	1.56
40	19.61	17.98	16.34	14.71	13.07	11.44	9.81	8.17	6.54	4.90	3.27	1.63

APPENDICES	PROSPECTUS	77

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	20.54	18.83	17.12	15.41	13.69	11.98	10.27	8.56	6.85	5.14	3.42	1.71
42	21.54	19.75	17.95	16.16	14.36	12.57	10.77	8.98	7.18	5.39	3.59	1.80
43	22.60	20.72	18.83	16.95	15.07	13.18	11.30	9.42	7.53	5.65	3.77	1.88
44	23.72	21.74	19.77	17.79	15.81	13.84	11.86	9.88	7.91	5.93	3.95	1.98
45	24.89	22.82	20.74	18.67	16.59	14.52	12.45	10.37	8.30	6.22	4.15	2.07
46	26.09	23.92	21.74	19.57	17.39	15.22	13.05	10.87	8.70	6.52	4.35	2.17
47	26.88	24.64	22.40	20.16	17.92	15.68	13.44	11.20	8.96	6.72	4.48	2.24
48	27.73	25.42	23.11	20.80	18.49	16.18	13.87	11.55	9.24	6.93	4.62	2.31
49	28.62	26.24	23.85	21.47	19.08	16.70	14.31	11.93	9.54	7.16	4.77	2.39
50	29.57	27.11	24.64	22.18	19.71	17.25	14.79	12.32	9.86	7.39	4.93	2.46
51	30.57	28.02	25.48	22.93	20.38	17.83	15.29	12.74	10.19	7.64	5.10	2.55
52	31.64	29.00	26.37	23.73	21.09	18.46	15.82	13.18	10.55	7.91	5.27	2.64
53	32.78	30.05	27.32	24.59	21.85	19.12	16.39	13.66	10.93	8.20	5.46	2.73
54	34.00	31.17	28.33	25.50	22.67	19.83	17.00	14.17	11.33	8.50	5.67	2.83
55	35.29	32.35	29.41	26.47	23.53	20.59	17.65	14.70	11.76	8.82	5.88	2.94
56	36.67	33.61	30.56	27.50	24.45	21.39	18.34	15.28	12.22	9.17	6.11	3.06
57	38.14	34.96	31.78	28.61	25.43	22.25	19.07	15.89	12.71	9.54	6.36	3.18
58	39.70	36.39	33.08	29.78	26.47	23.16	19.85	16.54	13.23	9.93	6.62	3.31
59	41.37	37.92	34.48	31.03	27.58	24.13	20.69	17.24	13.79	10.34	6.90	3.45
60	43.16	39.56	35.97	32.37	28.77	25.18	21.58	17.98	14.39	10.79	7.19	3.60
61	45.08	41.32	37.57	33.81	30.05	26.30	22.54	18.78	15.03	11.27	7.51	3.76
62	47.12	43.19	39.27	35.34	31.41	27.49	23.56	19.63	15.71	11.78	7.85	3.93
63	49.32	45.21	41.10	36.99	32.88	28.77	24.66	20.55	16.44	12.33	8.22	4.11
64	49.47	45.35	41.23	37.10	32.98	28.86	24.74	20.61	16.49	12.37	8.25	4.12
65	49.55	45.42	41.29	37.16	33.03	28.90	24.78	20.65	16.52	12.39	8.26	4.13
66	49.66	45.52	41.38	37.25	33.11	28.97	24.83	20.69	16.55	12.42	8.28	4.14
67	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
68	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
69	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
77	49.49	45.37	41.24	37.12	32.99	28.87	24.75	20.62	16.50	12.37	8.25	4.12
78	49.19	45.09	40.99	36.89	32.79	28.69	24.60	20.50	16.40	12.30	8.20	4.10
79	48.89	44.82	40.74	36.67	32.59	28.52	24.45	20.37	16.30	12.22	8.15	4.07
80	48.18	44.17	40.15	36.14	32.12	28.11	24.09	20.08	16.06	12.05	8.03	4.02

78	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	10.17	9.32	8.48	7.63	6.78	5.93	5.09	4.24	3.39	2.54	1.70	0.85
21	10.43	9.56	8.69	7.82	6.95	6.08	5.22	4.35	3.48	2.61	1.74	0.87
22	10.69	9.80	8.91	8.02	7.13	6.24	5.35	4.45	3.56	2.67	1.78	0.89
23	10.99	10.07	9.16	8.24	7.33	6.41	5.50	4.58	3.66	2.75	1.83	0.92
24	11.31	10.37	9.43	8.48	7.54	6.60	5.66	4.71	3.77	2.83	1.89	0.94
25	11.64	10.67	9.70	8.73	7.76	6.79	5.82	4.85	3.88	2.91	1.94	0.97
26	12.20	11.18	10.17	9.15	8.13	7.12	6.10	5.08	4.07	3.05	2.03	1.02
27	12.80	11.73	10.67	9.60	8.53	7.47	6.40	5.33	4.27	3.20	2.13	1.07
28	13.48	12.36	11.23	10.11	8.99	7.86	6.74	5.62	4.49	3.37	2.25	1.12
29	14.27	13.08	11.89	10.70	9.51	8.32	7.14	5.95	4.76	3.57	2.38	1.19
30	15.17	13.91	12.64	11.38	10.11	8.85	7.59	6.32	5.06	3.79	2.53	1.26
31	16.09	14.75	13.41	12.07	10.73	9.39	8.05	6.70	5.36	4.02	2.68	1.34
32	17.12	15.69	14.27	12.84	11.41	9.99	8.56	7.13	5.71	4.28	2.85	1.43
33	18.16	16.65	15.13	13.62	12.11	10.59	9.08	7.57	6.05	4.54	3.03	1.51
34	19.29	17.68	16.08	14.47	12.86	11.25	9.65	8.04	6.43	4.82	3.22	1.61
35	20.55	18.84	17.13	15.41	13.70	11.99	10.28	8.56	6.85	5.14	3.43	1.71
36	21.51	19.72	17.93	16.13	14.34	12.55	10.76	8.96	7.17	5.38	3.59	1.79
37	22.56	20.68	18.80	16.92	15.04	13.16	11.28	9.40	7.52	5.64	3.76	1.88
38	23.67	21.70	19.73	17.75	15.78	13.81	11.84	9.86	7.89	5.92	3.95	1.97
39	24.85	22.78	20.71	18.64	16.57	14.50	12.43	10.35	8.28	6.21	4.14	2.07
40	25.95	23.79	21.63	19.46	17.30	15.14	12.98	10.81	8.65	6.49	4.33	2.16

APPENDICES	PROSPECTUS	79

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

MALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	26.71	24.48	22.26	20.03	17.81	15.58	13.36	11.13	8.90	6.68	4.45	2.23
42	27.52	25.23	22.93	20.64	18.35	16.05	13.76	11.47	9.17	6.88	4.59	2.29
43	28.36	26.00	23.63	21.27	18.91	16.54	14.18	11.82	9.45	7.09	4.73	2.36
44	29.25	26.81	24.38	21.94	19.50	17.06	14.63	12.19	9.75	7.31	4.88	2.44
45	30.19	27.67	25.16	22.64	20.13	17.61	15.10	12.58	10.06	7.55	5.03	2.52
46	31.18	28.58	25.98	23.39	20.79	18.19	15.59	12.99	10.39	7.80	5.20	2.60
47	32.23	29.54	26.86	24.17	21.49	18.80	16.12	13.43	10.74	8.06	5.37	2.69
48	33.34	30.56	27.78	25.01	22.23	19.45	16.67	13.89	11.11	8.34	5.56	2.78
49	34.51	31.63	28.76	25.88	23.01	20.13	17.26	14.38	11.50	8.63	5.75	2.88
50	35.75	32.77	29.79	26.81	23.83	20.85	17.88	14.90	11.92	8.94	5.96	2.98
51	37.07	33.98	30.89	27.80	24.71	21.62	18.54	15.45	12.36	9.27	6.18	3.09
52	38.47	35.26	32.06	28.85	25.65	22.44	19.24	16.03	12.82	9.62	6.41	3.21
53	39.94	36.61	33.28	29.96	26.63	23.30	19.97	16.64	13.31	9.99	6.66	3.33
54	41.50	38.04	34.58	31.13	27.67	24.21	20.75	17.29	13.83	10.38	6.92	3.46
55	43.15	39.55	35.96	32.36	28.77	25.17	21.58	17.98	14.38	10.79	7.19	3.60
56	44.90	41.16	37.42	33.68	29.93	26.19	22.45	18.71	14.97	11.23	7.48	3.74
57	46.74	42.85	38.95	35.06	31.16	27.27	23.37	19.48	15.58	11.69	7.79	3.90
58	48.70	44.64	40.58	36.53	32.47	28.41	24.35	20.29	16.23	12.18	8.12	4.06
59	49.28	45.17	41.07	36.96	32.85	28.75	24.64	20.53	16.43	12.32	8.21	4.11
60	49.26	45.16	41.05	36.95	32.84	28.74	24.63	20.53	16.42	12.32	8.21	4.11
61	49.32	45.21	41.10	36.99	32.88	28.77	24.66	20.55	16.44	12.33	8.22	4.11
62	49.40	45.28	41.17	37.05	32.93	28.82	24.70	20.58	16.47	12.35	8.23	4.12
63	49.50	45.38	41.25	37.13	33.00	28.88	24.75	20.63	16.50	12.38	8.25	4.13
64	49.63	45.49	41.36	37.22	33.09	28.95	24.82	20.68	16.54	12.41	8.27	4.14
65	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
66	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
67	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
68	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
69	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
70	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
77	49.44	45.32	41.20	37.08	32.96	28.84	24.72	20.60	16.48	12.36	8.24	4.12
78	49.09	45.00	40.91	36.82	32.73	28.64	24.55	20.45	16.36	12.27	8.18	4.09
79	48.27	44.25	40.23	36.20	32.18	28.16	24.14	20.11	16.09	12.07	8.05	4.02
80	47.78	43.80	39.82	35.84	31.85	27.87	23.89	19.91	15.93	11.95	7.96	3.98

80	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	7.92	7.26	6.60	5.94	5.28	4.62	3.96	3.30	2.64	1.98	1.32	0.66
21	8.07	7.40	6.73	6.05	5.38	4.71	4.04	3.36	2.69	2.02	1.35	0.67
22	8.25	7.56	6.88	6.19	5.50	4.81	4.13	3.44	2.75	2.06	1.38	0.69
23	8.42	7.72	7.02	6.32	5.61	4.91	4.21	3.51	2.81	2.11	1.40	0.70
24	8.62	7.90	7.18	6.47	5.75	5.03	4.31	3.59	2.87	2.16	1.44	0.72
25	8.83	8.09	7.36	6.62	5.89	5.15	4.42	3.68	2.94	2.21	1.47	0.74
26	9.12	8.36	7.60	6.84	6.08	5.32	4.56	3.80	3.04	2.28	1.52	0.76
27	9.44	8.65	7.87	7.08	6.29	5.51	4.72	3.93	3.15	2.36	1.57	0.79
28	9.82	9.00	8.18	7.37	6.55	5.73	4.91	4.09	3.27	2.46	1.64	0.82
29	10.18	9.33	8.48	7.64	6.79	5.94	5.09	4.24	3.39	2.55	1.70	0.85
30	10.62	9.74	8.85	7.97	7.08	6.20	5.31	4.43	3.54	2.66	1.77	0.89
31	11.02	10.10	9.18	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92
32	11.55	10.59	9.63	8.66	7.70	6.74	5.78	4.81	3.85	2.89	1.93	0.96
33	12.14	11.13	10.12	9.11	8.09	7.08	6.07	5.06	4.05	3.04	2.02	1.01
34	12.76	11.70	10.63	9.57	8.51	7.44	6.38	5.32	4.25	3.19	2.13	1.06
35	13.47	12.35	11.23	10.10	8.98	7.86	6.74	5.61	4.49	3.37	2.25	1.12
36	14.07	12.90	11.73	10.55	9.38	8.21	7.04	5.86	4.69	3.52	2.35	1.17
37	14.70	13.48	12.25	11.03	9.80	8.58	7.35	6.13	4.90	3.68	2.45	1.23
38	15.36	14.08	12.80	11.52	10.24	8.96	7.68	6.40	5.12	3.84	2.56	1.28
39	16.06	14.72	13.38	12.05	10.71	9.37	8.03	6.69	5.35	4.02	2.68	1.34
40	16.79	15.39	13.99	12.59	11.19	9.79	8.40	7.00	5.60	4.20	2.80	1.40

APPENDICES	PROSPECTUS	81

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	17.57	16.11	14.64	13.18	11.71	10.25	8.79	7.32	5.86	4.39	2.93	1.46
42	18.39	16.86	15.33	13.79	12.26	10.73	9.20	7.66	6.13	4.60	3.07	1.53
43	19.26	17.66	16.05	14.45	12.84	11.24	9.63	8.03	6.42	4.82	3.21	1.61
44	20.17	18.49	16.81	15.13	13.45	11.77	10.09	8.40	6.72	5.04	3.36	1.68
45	21.16	19.40	17.63	15.87	14.11	12.34	10.58	8.82	7.05	5.29	3.53	1.76
46	22.30	20.44	18.58	16.73	14.87	13.01	11.15	9.29	7.43	5.58	3.72	1.86
47	23.37	21.42	19.48	17.53	15.58	13.63	11.69	9.74	7.79	5.84	3.90	1.95
48	24.01	22.01	20.01	18.01	16.01	14.01	12.01	10.00	8.00	6.00	4.00	2.00
49	25.36	23.25	21.13	19.02	16.91	14.79	12.68	10.57	8.45	6.34	4.23	2.11
50	26.12	23.94	21.77	19.59	17.41	15.24	13.06	10.88	8.71	6.53	4.35	2.18
51	26.91	24.67	22.43	20.18	17.94	15.70	13.46	11.21	8.97	6.73	4.49	2.24
52	27.76	25.45	23.13	20.82	18.51	16.19	13.88	11.57	9.25	6.94	4.63	2.31
53	28.65	26.26	23.88	21.49	19.10	16.71	14.33	11.94	9.55	7.16	4.78	2.39
54	29.59	27.12	24.66	22.19	19.73	17.26	14.80	12.33	9.86	7.40	4.93	2.47
55	30.60	28.05	25.50	22.95	20.40	17.85	15.30	12.75	10.20	7.65	5.10	2.55
56	31.69	29.05	26.41	23.77	21.13	18.49	15.85	13.20	10.56	7.92	5.28	2.64
57	32.84	30.10	27.37	24.63	21.89	19.16	16.42	13.68	10.95	8.21	5.47	2.74
58	34.06	31.22	28.38	25.55	22.71	19.87	17.03	14.19	11.35	8.52	5.68	2.84
59	36.51	33.47	30.43	27.38	24.34	21.30	18.26	15.21	12.17	9.13	6.09	3.04
60	37.97	34.81	31.64	28.48	25.31	22.15	18.99	15.82	12.66	9.49	6.33	3.16
61	39.53	36.24	32.94	29.65	26.35	23.06	19.77	16.47	13.18	9.88	6.59	3.29
62	41.20	37.77	34.33	30.90	27.47	24.03	20.60	17.17	13.73	10.30	6.87	3.43
63	42.99	39.41	35.83	32.24	28.66	25.08	21.50	17.91	14.33	10.75	7.17	3.58
64	44.77	40.70	36.63	32.56	28.49	24.42	20.35	16.28	12.21	8.14	4.07	0.00
65	46.65	41.99	37.32	32.66	27.99	23.33	18.66	14.00	9.33	4.67	0.00	0.00
66	49.81	45.42	40.38	35.33	30.28	25.24	20.19	15.14	10.09	5.05	0.00	0.00
67	49.81	45.66	41.51	37.36	32.82	27.35	21.88	16.41	10.94	5.47	0.00	0.00
68	49.81	45.66	41.51	37.36	33.21	29.06	23.73	17.80	11.86	5.93	0.00	0.00
69	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
70	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
71	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15

82	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0	6.27	5.75	5.23	4.70	4.18	3.66	3.14	2.61	2.09	1.57	1.05	0.52
1	6.13	5.62	5.11	4.60	4.09	3.58	3.07	2.55	2.04	1.53	1.02	0.51
2	6.20	5.68	5.17	4.65	4.13	3.62	3.10	2.58	2.07	1.55	1.03	0.52
3	6.30	5.78	5.25	4.73	4.20	3.68	3.15	2.63	2.10	1.58	1.05	0.53
4	6.39	5.86	5.33	4.79	4.26	3.73	3.20	2.66	2.13	1.60	1.07	0.53
5	6.49	5.95	5.41	4.87	4.33	3.79	3.25	2.70	2.16	1.62	1.08	0.54
6	6.62	6.07	5.52	4.97	4.41	3.86	3.31	2.76	2.21	1.66	1.10	0.55
7	6.74	6.18	5.62	5.06	4.49	3.93	3.37	2.81	2.25	1.69	1.12	0.56
8	6.88	6.31	5.73	5.16	4.59	4.01	3.44	2.87	2.29	1.72	1.15	0.57
9	7.02	6.44	5.85	5.27	4.68	4.10	3.51	2.93	2.34	1.76	1.17	0.59
10	7.16	6.56	5.97	5.37	4.77	4.18	3.58	2.98	2.39	1.79	1.19	0.60
11	7.33	6.72	6.11	5.50	4.89	4.28	3.67	3.05	2.44	1.83	1.22	0.61
12	7.49	6.87	6.24	5.62	4.99	4.37	3.75	3.12	2.50	1.87	1.25	0.62
13	7.67	7.03	6.39	5.75	5.11	4.47	3.84	3.20	2.56	1.92	1.28	0.64
14	7.82	7.17	6.52	5.87	5.21	4.56	3.91	3.26	2.61	1.96	1.30	0.65
15	8.00	7.33	6.67	6.00	5.33	4.67	4.00	3.33	2.67	2.00	1.33	0.67
16	8.16	7.48	6.80	6.12	5.44	4.76	4.08	3.40	2.72	2.04	1.36	0.68
17	8.31	7.62	6.93	6.23	5.54	4.85	4.16	3.46	2.77	2.08	1.39	0.69
18	8.47	7.76	7.06	6.35	5.65	4.94	4.24	3.53	2.82	2.12	1.41	0.71
19	8.65	7.93	7.21	6.49	5.77	5.05	4.33	3.60	2.88	2.16	1.44	0.72
20	7.77	7.12	6.48	5.83	5.18	4.53	3.89	3.24	2.59	1.94	1.30	0.65
21	7.93	7.27	6.61	5.95	5.29	4.63	3.97	3.30	2.64	1.98	1.32	0.66
22	8.10	7.43	6.75	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68
23	8.38	7.68	6.98	6.29	5.59	4.89	4.19	3.49	2.79	2.10	1.40	0.70
24	8.71	7.98	7.26	6.53	5.81	5.08	4.36	3.63	2.90	2.18	1.45	0.73
25	9.05	8.30	7.54	6.79	6.03	5.28	4.53	3.77	3.02	2.26	1.51	0.75
26	9.51	8.72	7.93	7.13	6.34	5.55	4.76	3.96	3.17	2.38	1.59	0.79
27	10.00	9.17	8.33	7.50	6.67	5.83	5.00	4.17	3.33	2.50	1.67	0.83
28	10.56	9.68	8.80	7.92	7.04	6.16	5.28	4.40	3.52	2.64	1.76	0.88
29	11.11	10.18	9.26	8.33	7.41	6.48	5.56	4.63	3.70	2.78	1.85	0.93
30	11.75	10.77	9.79	8.81	7.83	6.85	5.88	4.90	3.92	2.94	1.96	0.98
31	12.36	11.33	10.30	9.27	8.24	7.21	6.18	5.15	4.12	3.09	2.06	1.03
32	13.07	11.98	10.89	9.80	8.71	7.62	6.54	5.45	4.36	3.27	2.18	1.09
33	13.78	12.63	11.48	10.34	9.19	8.04	6.89	5.74	4.59	3.45	2.30	1.15
34	14.51	13.30	12.09	10.88	9.67	8.46	7.26	6.05	4.84	3.63	2.42	1.21
35	15.37	14.09	12.81	11.53	10.25	8.97	7.69	6.40	5.12	3.84	2.56	1.28
36	16.09	14.75	13.41	12.07	10.73	9.39	8.05	6.70	5.36	4.02	2.68	1.34
37	16.82	15.42	14.02	12.62	11.21	9.81	8.41	7.01	5.61	4.21	2.80	1.40
38	17.60	16.13	14.67	13.20	11.73	10.27	8.80	7.33	5.87	4.40	2.93	1.47
39	18.44	16.90	15.37	13.83	12.29	10.76	9.22	7.68	6.15	4.61	3.07	1.54
40	19.30	17.69	16.08	14.48	12.87	11.26	9.65	8.04	6.43	4.83	3.22	1.61

APPENDICES	PROSPECTUS	83

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — PREFERRED
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	20.23	18.54	16.86	15.17	13.49	11.80	10.12	8.43	6.74	5.06	3.37	1.69
42	21.21	19.44	17.68	15.91	14.14	12.37	10.61	8.84	7.07	5.30	3.54	1.77
43	22.24	20.39	18.53	16.68	14.83	12.97	11.12	9.27	7.41	5.56	3.71	1.85
44	23.34	21.40	19.45	17.51	15.56	13.62	11.67	9.73	7.78	5.84	3.89	1.95
45	24.46	22.42	20.38	18.35	16.31	14.27	12.23	10.19	8.15	6.12	4.08	2.04
46	25.56	23.43	21.30	19.17	17.04	14.91	12.78	10.65	8.52	6.39	4.26	2.13
47	26.32	24.13	21.93	19.74	17.55	15.35	13.16	10.97	8.77	6.58	4.39	2.19
48	27.12	24.86	22.60	20.34	18.08	15.82	13.56	11.30	9.04	6.78	4.52	2.26
49	27.97	25.64	23.31	20.98	18.65	16.32	13.99	11.65	9.32	6.99	4.66	2.33
50	28.86	26.46	24.05	21.65	19.24	16.84	14.43	12.03	9.62	7.22	4.81	2.41
51	29.83	27.34	24.86	22.37	19.89	17.40	14.92	12.43	9.94	7.46	4.97	2.49
52	30.84	28.27	25.70	23.13	20.56	17.99	15.42	12.85	10.28	7.71	5.14	2.57
53	31.93	29.27	26.61	23.95	21.29	18.63	15.97	13.30	10.64	7.98	5.32	2.66
54	33.07	30.31	27.56	24.80	22.05	19.29	16.54	13.78	11.02	8.27	5.51	2.76
55	34.29	31.43	28.58	25.72	22.86	20.00	17.15	14.29	11.43	8.57	5.72	2.86
56	35.59	32.62	29.66	26.69	23.73	20.76	17.80	14.83	11.86	8.90	5.93	2.97
57	36.97	33.89	30.81	27.73	24.65	21.57	18.49	15.40	12.32	9.24	6.16	3.08
58	38.45	35.25	32.04	28.84	25.63	22.43	19.23	16.02	12.82	9.61	6.41	3.20
59	40.02	36.69	33.35	30.02	26.68	23.35	20.01	16.68	13.34	10.01	6.67	3.34
60	41.71	38.23	34.76	31.28	27.81	24.33	20.86	17.38	13.90	10.43	6.95	3.48
61	43.52	39.89	36.27	32.64	29.01	25.39	21.76	18.13	14.51	10.88	7.25	3.63
62	45.45	41.66	37.88	34.09	30.30	26.51	22.73	18.94	15.15	11.36	7.58	3.79
63	47.52	43.56	39.60	35.64	31.68	27.72	23.76	19.80	15.84	11.88	7.92	3.96
64	49.40	45.28	41.17	37.05	32.93	28.82	24.70	20.58	16.47	12.35	8.23	4.12
65	49.46	45.34	41.22	37.10	32.97	28.85	24.73	20.61	16.49	12.37	8.24	4.12
66	49.55	45.42	41.29	37.16	33.03	28.90	24.78	20.65	16.52	12.39	8.26	4.13
67	49.66	45.52	41.38	37.25	33.11	28.97	24.83	20.69	16.55	12.42	8.28	4.14
68	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
69	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
78	49.49	45.37	41.24	37.12	32.99	28.87	24.75	20.62	16.50	12.37	8.25	4.12
79	49.18	45.08	40.98	36.89	32.79	28.69	24.59	20.49	16.39	12.30	8.20	4.10
80	48.87	44.80	40.73	36.65	32.58	28.51	24.44	20.36	16.29	12.22	8.15	4.07

84	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	9.71	8.90	8.09	7.28	6.47	5.66	4.86	4.05	3.24	2.43	1.62	0.81
21	9.95	9.12	8.29	7.46	6.63	5.80	4.98	4.15	3.32	2.49	1.66	0.83
22	10.21	9.36	8.51	7.66	6.81	5.96	5.11	4.25	3.40	2.55	1.70	0.85
23	10.50	9.63	8.75	7.88	7.00	6.13	5.25	4.38	3.50	2.63	1.75	0.88
24	10.80	9.90	9.00	8.10	7.20	6.30	5.40	4.50	3.60	2.70	1.80	0.90
25	11.12	10.19	9.27	8.34	7.41	6.49	5.56	4.63	3.71	2.78	1.85	0.93
26	11.77	10.79	9.81	8.83	7.85	6.87	5.89	4.90	3.92	2.94	1.96	0.98
27	12.46	11.42	10.38	9.35	8.31	7.27	6.23	5.19	4.15	3.12	2.08	1.04
28	13.24	12.14	11.03	9.93	8.83	7.72	6.62	5.52	4.41	3.31	2.21	1.10
29	14.02	12.85	11.68	10.52	9.35	8.18	7.01	5.84	4.67	3.51	2.34	1.17
30	14.92	13.68	12.43	11.19	9.95	8.70	7.46	6.22	4.97	3.73	2.49	1.24
31	15.83	14.51	13.19	11.87	10.55	9.23	7.92	6.60	5.28	3.96	2.64	1.32
32	16.84	15.44	14.03	12.63	11.23	9.82	8.42	7.02	5.61	4.21	2.81	1.40
33	17.86	16.37	14.88	13.40	11.91	10.42	8.93	7.44	5.95	4.47	2.98	1.49
34	18.97	17.39	15.81	14.23	12.65	11.07	9.49	7.90	6.32	4.74	3.16	1.58
35	20.21	18.53	16.84	15.16	13.47	11.79	10.11	8.42	6.74	5.05	3.37	1.68
36	21.15	19.39	17.63	15.86	14.10	12.34	10.58	8.81	7.05	5.29	3.53	1.76
37	22.18	20.33	18.48	16.64	14.79	12.94	11.09	9.24	7.39	5.55	3.70	1.85
38	23.26	21.32	19.38	17.45	15.51	13.57	11.63	9.69	7.75	5.82	3.88	1.94
39	24.41	22.38	20.34	18.31	16.27	14.24	12.21	10.17	8.14	6.10	4.07	2.03
40	25.17	23.07	20.98	18.88	16.78	14.68	12.59	10.49	8.39	6.29	4.20	2.10

APPENDICES	PROSPECTUS	85

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

UNISEX — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	25.88	23.72	21.57	19.41	17.25	15.10	12.94	10.78	8.63	6.47	4.31	2.16
42	26.63	24.41	22.19	19.97	17.75	15.53	13.32	11.10	8.88	6.66	4.44	2.22
43	27.41	25.13	22.84	20.56	18.27	15.99	13.71	11.42	9.14	6.85	4.57	2.28
44	28.24	25.89	23.53	21.18	18.83	16.47	14.12	11.77	9.41	7.06	4.71	2.35
45	29.11	26.68	24.26	21.83	19.41	16.98	14.56	12.13	9.70	7.28	4.85	2.43
46	30.03	27.53	25.03	22.52	20.02	17.52	15.02	12.51	10.01	7.51	5.01	2.50
47	30.99	28.41	25.83	23.24	20.66	18.08	15.50	12.91	10.33	7.75	5.17	2.58
48	32.02	29.35	26.68	24.02	21.35	18.68	16.01	13.34	10.67	8.01	5.34	2.67
49	33.09	30.33	27.58	24.82	22.06	19.30	16.55	13.79	11.03	8.27	5.52	2.76
50	34.24	31.39	28.53	25.68	22.83	19.97	17.12	14.27	11.41	8.56	5.71	2.85
51	35.44	32.49	29.53	26.58	23.63	20.67	17.72	14.77	11.81	8.86	5.91	2.95
52	36.71	33.65	30.59	27.53	24.47	21.41	18.36	15.30	12.24	9.18	6.12	3.06
53	38.06	34.89	31.72	28.55	25.37	22.20	19.03	15.86	12.69	9.52	6.34	3.17
54	39.48	36.19	32.90	29.61	26.32	23.03	19.74	16.45	13.16	9.87	6.58	3.29
55	40.98	37.57	34.15	30.74	27.32	23.91	20.49	17.08	13.66	10.25	6.83	3.42
56	42.57	39.02	35.48	31.93	28.38	24.83	21.29	17.74	14.19	10.64	7.10	3.55
57	44.23	40.54	36.86	33.17	29.49	25.80	22.12	18.43	14.74	11.06	7.37	3.69
58	46.01	42.18	38.34	34.51	30.67	26.84	23.01	19.17	15.34	11.50	7.67	3.83
59	47.88	43.89	39.90	35.91	31.92	27.93	23.94	19.95	15.96	11.97	7.98	3.99
60	49.16	45.06	40.97	36.87	32.77	28.68	24.58	20.48	16.39	12.29	8.19	4.10
61	49.19	45.09	40.99	36.89	32.79	28.69	24.60	20.50	16.40	12.30	8.20	4.10
62	49.24	45.14	41.03	36.93	32.83	28.72	24.62	20.52	16.41	12.31	8.21	4.10
63	49.30	45.19	41.08	36.98	32.87	28.76	24.65	20.54	16.43	12.33	8.22	4.11
64	49.28	45.17	41.07	36.96	32.85	28.75	24.64	20.53	16.43	12.32	8.21	4.11
65	49.36	45.25	41.13	37.02	32.91	28.79	24.68	20.57	16.45	12.34	8.23	4.11
66	49.47	45.35	41.23	37.10	32.98	28.86	24.74	20.61	16.49	12.37	8.25	4.12
67	49.61	45.48	41.34	37.21	33.07	28.94	24.81	20.67	16.54	12.40	8.27	4.13
68	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
69	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
71	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
79	49.43	45.31	41.19	37.07	32.95	28.83	24.72	20.60	16.48	12.36	8.24	4.12
80	49.07	44.98	40.89	36.80	32.71	28.62	24.54	20.45	16.36	12.27	8.18	4.09

86	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	7.25	6.65	6.04	5.44	4.83	4.23	3.63	3.02	2.42	1.81	1.21	0.60
21	7.40	6.78	6.17	5.55	4.93	4.32	3.70	3.08	2.47	1.85	1.23	0.62
22	7.57	6.94	6.31	5.68	5.05	4.42	3.79	3.15	2.52	1.89	1.26	0.63
23	7.74	7.10	6.45	5.81	5.16	4.52	3.87	3.23	2.58	1.94	1.29	0.65
24	7.91	7.25	6.59	5.93	5.27	4.61	3.96	3.30	2.64	1.98	1.32	0.66
25	8.10	7.43	6.75	6.08	5.40	4.73	4.05	3.38	2.70	2.03	1.35	0.68
26	8.38	7.68	6.98	6.29	5.59	4.89	4.19	3.49	2.79	2.10	1.40	0.70
27	8.67	7.95	7.23	6.50	5.78	5.06	4.34	3.61	2.89	2.17	1.45	0.72
28	9.03	8.28	7.53	6.77	6.02	5.27	4.52	3.76	3.01	2.26	1.51	0.75
29	9.36	8.58	7.80	7.02	6.24	5.46	4.68	3.90	3.12	2.34	1.56	0.78
30	9.75	8.94	8.13	7.31	6.50	5.69	4.88	4.06	3.25	2.44	1.63	0.81
31	10.11	9.27	8.43	7.58	6.74	5.90	5.06	4.21	3.37	2.53	1.69	0.84
32	10.62	9.74	8.85	7.97	7.08	6.20	5.31	4.43	3.54	2.66	1.77	0.89
33	11.17	10.24	9.31	8.38	7.45	6.52	5.59	4.65	3.72	2.79	1.86	0.93
34	11.73	10.75	9.78	8.80	7.82	6.84	5.87	4.89	3.91	2.93	1.96	0.98
35	12.40	11.37	10.33	9.30	8.27	7.23	6.20	5.17	4.13	3.10	2.07	1.03
36	12.94	11.86	10.78	9.71	8.63	7.55	6.47	5.39	4.31	3.24	2.16	1.08
37	13.49	12.37	11.24	10.12	8.99	7.87	6.75	5.62	4.50	3.37	2.25	1.12
38	14.09	12.92	11.74	10.57	9.39	8.22	7.05	5.87	4.70	3.52	2.35	1.17
39	14.70	13.48	12.25	11.03	9.80	8.58	7.35	6.13	4.90	3.68	2.45	1.23
40	15.37	14.09	12.81	11.53	10.25	8.97	7.69	6.40	5.12	3.84	2.56	1.28

APPENDICES	PROSPECTUS	87

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	16.05	14.71	13.38	12.04	10.70	9.36	8.03	6.69	5.35	4.01	2.68	1.34
42	16.78	15.38	13.98	12.59	11.19	9.79	8.39	6.99	5.59	4.20	2.80	1.40
43	17.54	16.08	14.62	13.16	11.69	10.23	8.77	7.31	5.85	4.39	2.92	1.46
44	18.34	16.81	15.28	13.76	12.23	10.70	9.17	7.64	6.11	4.59	3.06	1.53
45	19.19	17.59	15.99	14.39	12.79	11.19	9.60	8.00	6.40	4.80	3.20	1.60
46	20.07	18.40	16.73	15.05	13.38	11.71	10.04	8.36	6.69	5.02	3.35	1.67
47	20.82	19.09	17.35	15.62	13.88	12.15	10.41	8.68	6.94	5.21	3.47	1.74
48	21.29	19.52	17.74	15.97	14.19	12.42	10.65	8.87	7.10	5.32	3.55	1.77
49	21.77	19.96	18.14	16.33	14.51	12.70	10.89	9.07	7.26	5.44	3.63	1.81
50	22.86	20.96	19.05	17.15	15.24	13.34	11.43	9.53	7.62	5.72	3.81	1.91
51	23.43	21.48	19.53	17.57	15.62	13.67	11.72	9.76	7.81	5.86	3.91	1.95
52	24.04	22.04	20.03	18.03	16.03	14.02	12.02	10.02	8.01	6.01	4.01	2.00
53	24.66	22.61	20.55	18.50	16.44	14.39	12.33	10.28	8.22	6.17	4.11	2.06
54	26.07	23.90	21.73	19.55	17.38	15.21	13.04	10.86	8.69	6.52	4.35	2.17
55	26.80	24.57	22.33	20.10	17.87	15.63	13.40	11.17	8.93	6.70	4.47	2.23
56	27.56	25.26	22.97	20.67	18.37	16.08	13.78	11.48	9.19	6.89	4.59	2.30
57	28.36	26.00	23.63	21.27	18.91	16.54	14.18	11.82	9.45	7.09	4.73	2.36
58	29.25	26.81	24.38	21.94	19.50	17.06	14.63	12.19	9.75	7.31	4.88	2.44
59	30.20	27.68	25.17	22.65	20.13	17.62	15.10	12.58	10.07	7.55	5.03	2.52
60	32.29	29.60	26.91	24.22	21.53	18.84	16.15	13.45	10.76	8.07	5.38	2.69
61	33.47	30.68	27.89	25.10	22.31	19.52	16.74	13.95	11.16	8.37	5.58	2.79
62	34.73	31.84	28.94	26.05	23.15	20.26	17.37	14.47	11.58	8.68	5.79	2.89
63	36.09	33.08	30.08	27.07	24.06	21.05	18.05	15.04	12.03	9.02	6.02	3.01
64	37.54	34.41	31.28	28.16	25.03	21.90	18.77	15.64	12.51	9.39	6.26	3.13
65	39.06	35.81	32.55	29.30	26.04	22.79	19.53	16.28	13.02	9.77	6.51	3.26
66	40.69	37.30	33.91	30.52	27.13	23.74	20.35	16.95	13.56	10.17	6.78	3.39
67	42.30	38.45	34.61	30.76	26.92	23.07	19.23	15.38	11.54	7.69	3.85	0.00
68	44.01	39.61	35.21	30.81	26.41	22.01	17.60	13.20	8.80	4.40	0.00	0.00
69	47.83	43.05	38.26	33.48	28.70	23.92	19.13	14.35	9.57	4.78	0.00	0.00
70	49.81	45.66	41.51	36.51	31.29	26.08	20.86	15.65	10.43	5.22	0.00	0.00
71	49.81	45.66	41.51	37.36	33.21	28.50	22.80	17.10	11.40	5.70	0.00	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
77	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
78	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
79	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00

88	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0	5.48	5.02	4.57	4.11	3.65	3.20	2.74	2.28	1.83	1.37	0.91	0.46
1	5.37	4.92	4.48	4.03	3.58	3.13	2.69	2.24	1.79	1.34	0.90	0.45
2	5.44	4.99	4.53	4.08	3.63	3.17	2.72	2.27	1.81	1.36	0.91	0.45
3	5.51	5.05	4.59	4.13	3.67	3.21	2.76	2.30	1.84	1.38	0.92	0.46
4	5.58	5.12	4.65	4.19	3.72	3.26	2.79	2.33	1.86	1.40	0.93	0.47
5	5.67	5.20	4.73	4.25	3.78	3.31	2.84	2.36	1.89	1.42	0.95	0.47
6	5.76	5.28	4.80	4.32	3.84	3.36	2.88	2.40	1.92	1.44	0.96	0.48
7	5.85	5.36	4.88	4.39	3.90	3.41	2.93	2.44	1.95	1.46	0.98	0.49
8	5.95	5.45	4.96	4.46	3.97	3.47	2.98	2.48	1.98	1.49	0.99	0.50
9	6.06	5.56	5.05	4.55	4.04	3.54	3.03	2.53	2.02	1.52	1.01	0.51
10	6.16	5.65	5.13	4.62	4.11	3.59	3.08	2.57	2.05	1.54	1.03	0.51
11	6.28	5.76	5.23	4.71	4.19	3.66	3.14	2.62	2.09	1.57	1.05	0.52
12	6.39	5.86	5.33	4.79	4.26	3.73	3.20	2.66	2.13	1.60	1.07	0.53
13	6.53	5.99	5.44	4.90	4.35	3.81	3.27	2.72	2.18	1.63	1.09	0.54
14	6.65	6.10	5.54	4.99	4.43	3.88	3.33	2.77	2.22	1.66	1.11	0.55
15	6.77	6.21	5.64	5.08	4.51	3.95	3.39	2.82	2.26	1.69	1.13	0.56
16	6.91	6.33	5.76	5.18	4.61	4.03	3.46	2.88	2.30	1.73	1.15	0.58
17	7.05	6.46	5.88	5.29	4.70	4.11	3.53	2.94	2.35	1.76	1.18	0.59
18	7.19	6.59	5.99	5.39	4.79	4.19	3.60	3.00	2.40	1.80	1.20	0.60
19	7.35	6.74	6.13	5.51	4.90	4.29	3.68	3.06	2.45	1.84	1.23	0.61
20	7.15	6.55	5.96	5.36	4.77	4.17	3.58	2.98	2.38	1.79	1.19	0.60
21	7.29	6.68	6.08	5.47	4.86	4.25	3.65	3.04	2.43	1.82	1.22	0.61
22	7.45	6.83	6.21	5.59	4.97	4.35	3.73	3.10	2.48	1.86	1.24	0.62
23	7.63	6.99	6.36	5.72	5.09	4.45	3.82	3.18	2.54	1.91	1.27	0.64
24	7.81	7.16	6.51	5.86	5.21	4.56	3.91	3.25	2.60	1.95	1.30	0.65
25	8.11	7.43	6.76	6.08	5.41	4.73	4.06	3.38	2.70	2.03	1.35	0.68
26	8.52	7.81	7.10	6.39	5.68	4.97	4.26	3.55	2.84	2.13	1.42	0.71
27	8.94	8.20	7.45	6.71	5.96	5.22	4.47	3.73	2.98	2.24	1.49	0.75
28	9.43	8.64	7.86	7.07	6.29	5.50	4.72	3.93	3.14	2.36	1.57	0.79
29	9.92	9.09	8.27	7.44	6.61	5.79	4.96	4.13	3.31	2.48	1.65	0.83
30	10.48	9.61	8.73	7.86	6.99	6.11	5.24	4.37	3.49	2.62	1.75	0.87
31	11.02	10.10	9.18	8.27	7.35	6.43	5.51	4.59	3.67	2.76	1.84	0.92
32	11.64	10.67	9.70	8.73	7.76	6.79	5.82	4.85	3.88	2.91	1.94	0.97
33	12.25	11.23	10.21	9.19	8.17	7.15	6.13	5.10	4.08	3.06	2.04	1.02
34	12.90	11.83	10.75	9.68	8.60	7.53	6.45	5.38	4.30	3.23	2.15	1.08
35	13.62	12.49	11.35	10.22	9.08	7.95	6.81	5.68	4.54	3.41	2.27	1.14
36	14.22	13.04	11.85	10.67	9.48	8.30	7.11	5.93	4.74	3.56	2.37	1.19
37	14.84	13.60	12.37	11.13	9.89	8.66	7.42	6.18	4.95	3.71	2.47	1.24
38	15.51	14.22	12.93	11.63	10.34	9.05	7.76	6.46	5.17	3.88	2.59	1.29
39	16.19	14.84	13.49	12.14	10.79	9.44	8.10	6.75	5.40	4.05	2.70	1.35
40	16.93	15.52	14.11	12.70	11.29	9.88	8.47	7.05	5.64	4.23	2.82	1.41

APPENDICES	PROSPECTUS	89

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — PREFERRED PLUS
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	17.71	16.23	14.76	13.28	11.81	10.33	8.86	7.38	5.90	4.43	2.95	1.48
42	18.52	16.98	15.43	13.89	12.35	10.80	9.26	7.72	6.17	4.63	3.09	1.54
43	19.38	17.77	16.15	14.54	12.92	11.31	9.69	8.08	6.46	4.85	3.23	1.62
44	20.28	18.59	16.90	15.21	13.52	11.83	10.14	8.45	6.76	5.07	3.38	1.69
45	21.19	19.42	17.66	15.89	14.13	12.36	10.60	8.83	7.06	5.30	3.53	1.77
46	22.25	20.40	18.54	16.69	14.83	12.98	11.13	9.27	7.42	5.56	3.71	1.85
47	22.94	21.03	19.12	17.21	15.29	13.38	11.47	9.56	7.65	5.74	3.82	1.91
48	23.52	21.56	19.60	17.64	15.68	13.72	11.76	9.80	7.84	5.88	3.92	1.96
49	24.11	22.10	20.09	18.08	16.07	14.06	12.06	10.05	8.04	6.03	4.02	2.01
50	25.41	23.29	21.18	19.06	16.94	14.82	12.71	10.59	8.47	6.35	4.24	2.12
51	26.12	23.94	21.77	19.59	17.41	15.24	13.06	10.88	8.71	6.53	4.35	2.18
52	26.86	24.62	22.38	20.15	17.91	15.67	13.43	11.19	8.95	6.72	4.48	2.24
53	27.63	25.33	23.03	20.72	18.42	16.12	13.82	11.51	9.21	6.91	4.61	2.30
54	28.45	26.08	23.71	21.34	18.97	16.60	14.23	11.85	9.48	7.11	4.74	2.37
55	29.31	26.87	24.43	21.98	19.54	17.10	14.66	12.21	9.77	7.33	4.89	2.44
56	31.16	28.56	25.97	23.37	20.77	18.18	15.58	12.98	10.39	7.79	5.19	2.60
57	32.18	29.50	26.82	24.14	21.45	18.77	16.09	13.41	10.73	8.05	5.36	2.68
58	33.25	30.48	27.71	24.94	22.17	19.40	16.63	13.85	11.08	8.31	5.54	2.77
59	34.40	31.53	28.67	25.80	22.93	20.07	17.20	14.33	11.47	8.60	5.73	2.87
60	35.65	32.68	29.71	26.74	23.77	20.80	17.83	14.85	11.88	8.91	5.94	2.97
61	36.98	33.90	30.82	27.74	24.65	21.57	18.49	15.41	12.33	9.25	6.16	3.08
62	38.45	35.25	32.04	28.84	25.63	22.43	19.23	16.02	12.82	9.61	6.41	3.20
63	40.02	36.69	33.35	30.02	26.68	23.35	20.01	16.68	13.34	10.01	6.67	3.34
64	41.70	38.23	34.75	31.28	27.80	24.33	20.85	17.38	13.90	10.43	6.95	3.48
65	43.47	39.85	36.23	32.60	28.98	25.36	21.74	18.11	14.49	10.87	7.25	3.62
66	45.35	41.57	37.79	34.01	30.23	26.45	22.68	18.90	15.12	11.34	7.56	3.78
67	47.36	43.41	39.47	35.52	31.57	27.63	23.68	19.73	15.79	11.84	7.89	3.95
68	49.53	45.40	41.28	37.15	33.02	28.89	24.77	20.64	16.51	12.38	8.26	4.13
69	49.67	45.53	41.39	37.25	33.11	28.97	24.84	20.70	16.56	12.42	8.28	4.14
70	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
71	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.19	10.79	5.40	0.00
72	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
75	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
76	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
77	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15

90	PROSPECTUS	APPENDICES

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20	8.12	7.44	6.77	6.09	5.41	4.74	4.06	3.38	2.71	2.03	1.35	0.68
21	8.42	7.72	7.02	6.32	5.61	4.91	4.21	3.51	2.81	2.11	1.40	0.70
22	8.73	8.00	7.28	6.55	5.82	5.09	4.37	3.64	2.91	2.18	1.46	0.73
23	9.05	8.30	7.54	6.79	6.03	5.28	4.53	3.77	3.02	2.26	1.51	0.75
24	9.40	8.62	7.83	7.05	6.27	5.48	4.70	3.92	3.13	2.35	1.57	0.78
25	9.77	8.96	8.14	7.33	6.51	5.70	4.89	4.07	3.26	2.44	1.63	0.81
26	10.33	9.47	8.61	7.75	6.89	6.03	5.17	4.30	3.44	2.58	1.72	0.86
27	10.93	10.02	9.11	8.20	7.29	6.38	5.47	4.55	3.64	2.73	1.82	0.91
28	11.61	10.64	9.68	8.71	7.74	6.77	5.81	4.84	3.87	2.90	1.94	0.97
29	12.29	11.27	10.24	9.22	8.19	7.17	6.15	5.12	4.10	3.07	2.05	1.02
30	13.08	11.99	10.90	9.81	8.72	7.63	6.54	5.45	4.36	3.27	2.18	1.09
31	13.86	12.71	11.55	10.40	9.24	8.09	6.93	5.78	4.62	3.47	2.31	1.16
32	14.75	13.52	12.29	11.06	9.83	8.60	7.38	6.15	4.92	3.69	2.46	1.23
33	15.64	14.34	13.03	11.73	10.43	9.12	7.82	6.52	5.21	3.91	2.61	1.30
34	16.59	15.21	13.83	12.44	11.06	9.68	8.30	6.91	5.53	4.15	2.77	1.38
35	17.66	16.19	14.72	13.25	11.77	10.30	8.83	7.36	5.89	4.42	2.94	1.47
36	18.48	16.94	15.40	13.86	12.32	10.78	9.24	7.70	6.16	4.62	3.08	1.54
37	19.33	17.72	16.11	14.50	12.89	11.28	9.67	8.05	6.44	4.83	3.22	1.61
38	20.23	18.54	16.86	15.17	13.49	11.80	10.12	8.43	6.74	5.06	3.37	1.69
39	21.18	19.42	17.65	15.89	14.12	12.36	10.59	8.83	7.06	5.30	3.53	1.77
40	22.17	20.32	18.48	16.63	14.78	12.93	11.09	9.24	7.39	5.54	3.70	1.85

APPENDICES	PROSPECTUS	91

The Guardian Insurance & Annuity Company, Inc.

APPENDIX D

NEW YORK SUPPLEMENT

APPENDIX A    TO NEW YORK SUPPLEMENT (CONT’D)

The Guardian Insurance & Annuity Company, Inc.

Park Avenue Life

Surrender Charge Rates by Issue Age and Duration per $1000

New York Only

FEMALE — STANDARD
	Duration
Issue age	1	2	3	4	5	6	7	8	9	10	11	12
41	22.80	20.90	19.00	17.10	15.20	13.30	11.40	9.50	7.60	5.70	3.80	1.90
42	23.36	21.41	19.47	17.52	15.57	13.63	11.68	9.73	7.79	5.84	3.89	1.95
43	23.95	21.95	19.96	17.96	15.97	13.97	11.98	9.98	7.98	5.99	3.99	2.00
44	24.56	22.51	20.47	18.42	16.37	14.33	12.28	10.23	8.19	6.14	4.09	2.05
45	25.19	23.09	20.99	18.89	16.79	14.69	12.60	10.50	8.40	6.30	4.20	2.10
46	25.87	23.71	21.56	19.40	17.25	15.09	12.94	10.78	8.62	6.47	4.31	2.16
47	26.58	24.37	22.15	19.94	17.72	15.51	13.29	11.08	8.86	6.65	4.43	2.22
48	27.32	25.04	22.77	20.49	18.21	15.94	13.66	11.38	9.11	6.83	4.55	2.28
49	28.11	25.77	23.43	21.08	18.74	16.40	14.06	11.71	9.37	7.03	4.69	2.34
50	28.93	26.52	24.11	21.70	19.29	16.88	14.47	12.05	9.64	7.23	4.82	2.41
51	29.80	27.32	24.83	22.35	19.87	17.38	14.90	12.42	9.93	7.45	4.97	2.48
52	30.71	28.15	25.59	23.03	20.47	17.91	15.36	12.80	10.24	7.68	5.12	2.56
53	31.68	29.04	26.40	23.76	21.12	18.48	15.84	13.20	10.56	7.92	5.28	2.64
54	32.70	29.98	27.25	24.53	21.80	19.08	16.35	13.63	10.90	8.18	5.45	2.73
55	33.77	30.96	28.14	25.33	22.51	19.70	16.89	14.07	11.26	8.44	5.63	2.81
56	34.91	32.00	29.09	26.18	23.27	20.36	17.46	14.55	11.64	8.73	5.82	2.91
57	36.12	33.11	30.10	27.09	24.08	21.07	18.06	15.05	12.04	9.03	6.02	3.01
58	37.41	34.29	31.18	28.06	24.94	21.82	18.71	15.59	12.47	9.35	6.24	3.12
59	38.79	35.56	32.33	29.09	25.86	22.63	19.40	16.16	12.93	9.70	6.47	3.23
60	40.27	36.91	33.56	30.20	26.85	23.49	20.14	16.78	13.42	10.07	6.71	3.36
61	41.87	38.38	34.89	31.40	27.91	24.42	20.94	17.45	13.96	10.47	6.98	3.49
62	43.59	39.96	36.33	32.69	29.06	25.43	21.80	18.16	14.53	10.90	7.27	3.63
63	45.44	41.65	37.87	34.08	30.29	26.51	22.72	18.93	15.15	11.36	7.57	3.79
64	47.40	43.45	39.50	35.55	31.60	27.65	23.70	19.75	15.80	11.85	7.90	3.95
65	49.17	45.07	40.98	36.88	32.78	28.68	24.59	20.49	16.39	12.29	8.20	4.10
66	49.21	45.11	41.01	36.91	32.81	28.71	24.61	20.50	16.40	12.30	8.20	4.10
67	49.25	45.15	41.04	36.94	32.83	28.73	24.63	20.52	16.42	12.31	8.21	4.10
68	49.31	45.20	41.09	36.98	32.87	28.76	24.66	20.55	16.44	12.33	8.22	4.11
69	49.39	45.27	41.16	37.04	32.93	28.81	24.70	20.58	16.46	12.35	8.23	4.12
70	49.49	45.37	41.24	37.12	32.99	28.87	24.75	20.62	16.50	12.37	8.25	4.12
71	49.63	45.49	41.36	37.22	33.09	28.95	24.82	20.68	16.54	12.41	8.27	4.14
72	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.60	12.45	8.30	4.15
73	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
74	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
75	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
76	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
77	49.81	45.66	41.51	37.36	33.21	29.06	23.92	17.94	11.96	5.98	0.00	0.00
78	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
79	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00
80	49.80	45.65	41.50	37.35	33.20	29.05	24.90	20.75	16.31	10.87	5.44	0.00

92	PROSPECTUS	APPENDICES

TABLE OF CONTENTS FOR

STATEMENT OF ADDITIONAL INFORMATION

ABOUT GIAC

ADDITIONAL INFORMATION ABOUT THE POLICY

ADDITIONAL INFORMATION ABOUT CHARGES

ADDITIONAL INFORMATION

FINANCIAL STATEMENTS OF THE GUARDIAN SEPARATE ACCOUNT K

CONSOLIDATED FINANCIAL STATEMENTS OF THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

SAI–CONTENTS	PROSPECTUS	93

BACK COVER PAGE

WHERE TO GET MORE INFORMATION

Our Statement of Additional Information (SAI) has more details about the policy described in this prospectus and is incorporated into this prospectus by reference. If you would like a free copy, please call us toll-free at 1-800-441-6455, or write to us at the following address:

The Guardian Insurance & Annuity Company, Inc.

Customer Service office

Box 26125

Lehigh Valley, Pennsylvania 18002-6125

Information about us (including the SAI), is also available on the SEC’s Internet site at www.sec.gov, or can be reviewed and copies made at or ordered from (for a fee) the SEC’s Public Reference Room, 100 “F” Street, NE, Washington, D.C. 20549. (Direct questions to the SEC at 202-551-5850).

HOW TO COMMUNICATE WITH US

We cannot act on any request (except for proper telephone transfer requests) unless it is received in writing at our customer service office, in a form acceptable to us. Your request must include:

•	your policy number

•	the full name of all policyowners

•	the full name of the insured, and

•	your current address.

Our address for regular mail is:

The Guardian Insurance & Annuity Company, Inc.

P.O. Box 26125

Lehigh Valley, PA 18002-6125

Our address for registered, certified or express mail is:

The Guardian Insurance & Annuity Company, Inc.

3900 Burgess Place

Bethlehem, PA 18017

If you need information on your policy, or a personalized illustration available free of charge, of death benefits, cash surrender values, and cash values under your policy, please contact your registered representative, or call us at 1-800-441-6455 between 8 a.m. and 6 p.m. Eastern time or write us at the above address. Current policyowners should contact their registered representative for current personalized illustrations.

Investment Company Act File No. 811-08736

94	PROSPECTUS	BACK COVER PAGE

PARK AVENUE LIFE

Issued Through The Guardian Separate Account K of

The Guardian Insurance & Annuity Company, Inc.

Statement of Additional Information dated May 1, 2008

This Statement of Additional Information is not a prospectus but should be read in conjunction with the current Prospectus for The Guardian Separate Account K (marketed under the name “Park Avenue Life”) dated May 1, 2008.

A free Prospectus is available upon request by writing or calling:

The Guardian Insurance & Annuity Company, Inc.

Customer Service Office

P.O. Box 26125

Lehigh Valley, Pennsylvania 18002

1-800-441-6455

Read the prospectus before you invest. Terms used in this Statement of Additional Information shall have the same meaning as in the Prospectus.

Page

About GIAC	B-2

Additional Information About the Policy	B-2

Additional Information About Charges	B-7

Additional Information	B-7

Financial Statements of The Guardian Separate Account K

Consolidated Financial Statements of The Guardian Insurance & Annuity Company, Inc.

Pub.3763    (5/06)

B-1

ABOUT GIAC

Your Park Avenue Life policy is issued, through its Separate Account K (Separate Account or Separate Account K), by The Guardian Insurance & Annuity Company, Inc. (GIAC), a Delaware stock insurance company formed in 1970. GIAC is licensed to sell life insurance and annuities in all 50 states of the United States of America and the District of Columbia. As of December 31, 2007, our total assets (GAAP basis) exceeded $10.8 billion.

We are wholly owned by The Guardian Life Insurance Company of America (Guardian Life), a mutual life insurance company organized in the State of New York in 1860. As of December 31, 2007, Guardian Life had total assets (GAAP basis) in excess of $45 billion. The offices of both Guardian Life and GIAC are located at 7 Hanover Square, New York, New York 10004.

Both Guardian Life and GIAC have consistently received exemplary ratings from Moody’s Investors Service, Inc., Standard & Poor’s Corporation, Duff & Phelps and A.M. Best. These ratings may change at any time, and only reflect GIAC’s ability to meet its insurance-related obligations and the guaranteed return on the fixed-rate option. These ratings do not apply to the variable investment options, which are subject to the risks of investing in any securities. Guardian Life does not issue the Park Avenue Life policies, and does not guarantee the benefits provided by the policy.

The Guardian Separate Account K was established by GIAC’s Board of Directors on November 18, 1993 under the insurance laws of the State of Delaware. It is registered with the SEC as a unit investment trust.

ADDITIONAL INFORMATION ABOUT THE POLICY

Changing Your Death Benefit Option

If you are changing your death benefit from Option 1 to Option 2, the insured will have to meet our insurance requirements for issuing a policy at the time of the change. This is because the change will increase your death benefit by any positive amount by which the policy account value exceeds your policy’s benchmark value on the date the change takes effect. Your death benefit will decrease by this amount if you change from Option 2 to Option 1.

Net Investment Factor

We calculate the unit value of each variable investment option by multiplying the option’s immediately preceding unit value by the net investment factor for that day. We calculate the net investment factor as follows on each business day:

•	the net asset value of one share of the mutual fund corresponding to the variable investment option at the close of the current business day, plus

•	the amount per share of any dividends or capital gains distributed by the fund on the current business day; divided by

•	the net asset value of one share of the same mutual fund at the close of the previous business day, minus

•

the total daily charges we deduct from the variable investment option to cover mortality and expense risks, which will not exceed .00002477% per day or 0.90% annually, and any federal, state or local taxes.

On a day that is not a business day, the net investment factor is calculated by subtracting the total daily charges deducted from the variable investment option to cover mortality and expense risks, as well as any taxes, from 1.0.

Currently, we do not make daily deductions from the Separate Account to cover income taxes. The accompanying prospectuses for each fund describe how they calculate the net asset values of their mutual fund shares.

Decreasing the Face Amount

A partial withdrawal may also result in a reduction in your policy’s face amount. See Partial Withdrawals. If, as a result of a partial withdrawal, we must reduce your face amount, we will reduce it by the amount of the partial withdrawal which exceeds the difference, if positive, between (i) the policy account value, and (ii) the face amount multiplied by the net single premium on the date of the partial withdrawal. The face amount will also be reduced by the withdrawal charge and any applicable surrender charges.

B-2

Your death benefit option will determine how your policy is affected by a reduction in the face amount due to a partial withdrawal:

•	under Option 1, a partial withdrawal will typically cause an immediate reduction in your policy’s face amount

•

under Option 2, a partial withdrawal will not reduce your policy’s face amount as long as your policy account value is higher than the current benchmark value. However, the amount of your death benefit will decline with each partial withdrawal.

When you reduce your policy’s face amount, we reduce the premiums, benefits and certain charges that are calculated using the face amount. These include:

•	your basic scheduled premium

•	your policy’s benchmark values

•	surrender charges

•	policy account value

•	your monthly deductions

•	the variable insurance amount, and

•	any additional rider coverage.

We will send you new policy pages reflecting the changes resulting from your reduction in the face amount.

Reducing the face amount of your policy may have tax consequences, including possibly causing it to be considered a modified endowment contract under the Internal Revenue Code. A decrease in face amount also may reduce the federal tax limits on what you can put into the policy. In these cases, you may need to have a portion of the policy’s cash value paid to you to comply with federal tax law. See Federal tax considerations.

You cannot increase the face amount of your Park Avenue Life policy.

Dollar Cost Averaging

The amount of your monthly transfer under this option must be at least $100 for each variable investment option you wish to invest in and it must remain in effect for at least 12 months. Amounts will be transferred automatically on each monthly date from RS Money Market VIP Series into the variable investment options you have chosen.

Before the program can begin, you must submit an authorization form. Your policy account value in RS Money Market VIP Series also must equal your monthly transfer amount multiplied by the number of months you have chosen (for example, $100 per month x 12 months = $1,200). We will tell you if you have not met this requirement, and will not begin the program until you have. You can extend the dollar cost averaging program beyond the initial number of months chosen by adding to your policy account value in RS Money Market VIP Series.

We will stop your dollar cost averaging program when:

•	the period of time listed on your dollar cost averaging authorization form ends

•

your policy account value in RS Money Market VIP Series is insufficient to cover your monthly investment in the variable investment options you have chosen. If this happens we will divide what you do have in RS Money Market VIP Series proportionally among the variable investment options you have chosen, leaving a balance of zero in RS Money Market VIP Series

•	you tell us in writing to end the program, and we receive this notice at least three days before the next monthly date

•	your policy lapses or you surrender it, or

•	a policy value option takes effect.

You may change your transfer instructions or reinstate the dollar cost averaging program, subject to the rules above, if we receive a new authorization form at least three business days before your policy’s next monthly date.

B-3

Policy Value Options

Policy Value Option A  (non-participating fixed benefit extended term insurance) is the automatic option if you do not request payment of your net cash surrender value, reinstate your policy, or choose another option. It provides coverage for a limited term. It is not available if your policy was issued in premium class 3 or higher, if we have imposed temporary rating charges, or if your policy does not have a positive net cash surrender value. No further premiums will be due, no unscheduled payments or partial withdrawals will be permitted and no further monthly deductions will be taken when Option A is in force.

Policy Value Option B  (non-participating fixed reduced paid up insurance) will be used if you do not qualify for Option A, or if Option B would provide the same or greater insurance coverage than Option A. It provides lifetime coverage. No further premiums will be due and no unscheduled payments are permitted under Policy Value Option B. We will deduct the monthly cost of insurance charge from the fixed-rate option when Option B is in force.

Policy Value Option C  (non-participating variable reduced paid-up insurance) continues coverage for the lifetime of the insured. Because this option allows you to invest in both the variable and fixed-rate investment options, your death benefit may reflect the performance of the variable investment options.

The initial death benefit is the coverage that you could have bought for the policy’s cash surrender value on the default date, for the attained age, sex and premium class of the insured.

To qualify for this Option C, the insured under your policy must have been in a standard or better premium class for at least one year from the date your policy was issued, and your cash surrender value must be at least $10,000 on the default date. If you apply for Option C and do not qualify, you will be provided coverage under Policy Value Option B.

Under Option C, you may continue to make transfers among the variable investment options and the fixed-rate option, as with your original Park Avenue Life policy. Unlike your original policy, this option does not have a guaranteed minimum death benefit. If your variable investment options perform poorly, or if you take partial withdrawals or loans from Option C, the death benefit may be reduced or eliminated. If the cash value of your policy declines to zero, there will be no death benefit and this option will lapse.

You do not make premium payments and you cannot make unscheduled payments under Option C. We will deduct the monthly cost of insurance charge and any partial withdrawal or transfer charges, from the value of your Option C policy. If your policy had outstanding loans or interest when it lapsed, you may ask us to deduct these from the value of the investments held in your policy before we transfer your investments to the fixed rate option. If you choose not to repay any outstanding loans or interest when this option takes effect, or if you take out new loans, these will be governed by your Park Avenue Life policy’s rules regarding policy loans.

Payment Options

Under Payment Option 1, we will hold the proceeds and make monthly interest payments at a guaranteed annual rate of 3%.

Under Payment Option 2, we will make monthly payments of a specified amount until the proceeds and interest are fully paid. At least 10% of the original proceeds must be paid each year. Guaranteed interest of 3% will be added to the proceeds each year.

Under Payment Option 3, we will make monthly payments for a specified number of years. The amount of the minimum payments will include interest at 3% per year.

Under Payment Option 4, we will make monthly payments for the longer of the life of the payee or 10 years. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 5, we will make monthly payments until the amount paid equals the proceeds settled, and for the remaining life of the payee. The minimum amount of each payment will include interest at 3% per year.

Under Payment Option 6, we will make monthly payments for 10 years and for the remaining life of the last surviving of two payees. The minimum amount of each payment will include interest at 3% per year.

B-4

Payment option tables for Options 4, 5 and 6 are based on the Annuity 2000 Mortality Tables (male and female) projected 20 years to the year 2020 by 100% of the male scale G Factors (for males) and 50% of the female scale G Factors (for females).

Your policy lists the monthly payment for every $1,000 of proceeds that the payee applies under Options 3 to 6, as well as the amount we pay if the payee cancels an investment option.

For more information about payment options available under the policy, contact our customer service office.

Assigning the Rights to Your Policy

You may assign the rights under your Park Avenue Life policy to another person or business. This is often done, for example, to secure a loan. We will only be bound by such an agreement when we have received a copy of the assignment papers, signed by you, as well as the business or person to whom you are assigning your rights, and your policy’s beneficiaries, if applicable. Assignments are subject to all payments made or actions we have taken on or before the date we receive the assignment papers. We are not responsible for determining whether the transfer of your policy’s rights is legally valid.

The entity or person to whom you assign your rights may exercise all rights granted under the policy except the right to:

•	change the policyowner or beneficiary

•	change a payment option, and

•	direct where your net premiums will be invested or make transfers among the fixed-rate and variable investment options.

Modifying the Policy

Only the President, a Vice President, or the Secretary of GIAC may make or modify this policy. No agent has the authority to:

•	change this policy

•	waive any provision of this policy or any of GIAC’s requirements; or

•	waive an answer to any question in the application(s).

GIAC will not be bound by any promise or statement made by any agent or other person except as stated above.

Other Policies

We offer other variable life insurance policies that have different death benefits, policy features, and optional programs. However, these other policies also have different charges that would affect the performance of the investment divisions of the Separate Account in which you invest, as well as your policy account value. To obtain more information about these other policies, contact our customer service office or your registered representative.

Distribution of the Policy and Other Contractual Arrangements

We have an agreement with Guardian Investor Services LLC (GIS) for GIS to act as the principal underwriter of the Park Avenue Life policies, as well as the other variable life insurance policies and variable annuity contracts that we offer. GIS is a broker-dealer registered under the Securities Exchange Act of 1934, and a member of FINRA. Under this agreement we paid through GIS for the sale of products issued by the Separate Account a total of $1,245,352 in 2005, $940,266 in 2006 and $674,793 in 2007. GIS did not retain any of such commissions. GIS is a Delaware corporation organized on December 19, 2001; it is a wholly-owned subsidiary of GIAC and is located at 7 Hanover Square, New York, New York 10004.

GIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis. We intend to recoup commissions and other sales expenses through fees and charges imposed under the policy. Commissions paid on the policy, including other incentives or payments, are not charged directly to the policyowners or the Separate Account.

B-5

Agents and Commissions

GIAC agents who are licensed by state insurance authorities to sell variable life insurance policies must also be registered representatives of GIS, or of broker-dealer firms which have entered into agreements with GIAC and GIS to sell Park Avenue Life policies, which may include our affiliate Park Avenue Securities LLC.

The Prospectus contains information regarding commissions paid to GIAC agents. Information on how to obtain a Prospectus is available on the cover page of this SAI.

Because registered representatives also are GIAC agents, they are eligible for additional compensation in the form of commission overrides, expense allowances, bonuses, wholesaler fees and training allowances. In addition, agents may qualify for non-cash compensation such as expense-paid trips or educational seminars.

If you return your policy under the right to cancel provisions, the agent may have to return some or all of any commissions we have paid.

Administrative Services

Through an agreement with our parent company, Guardian Life, to carry out the administration of Park Avenue Life policies, we are billed quarterly for the time that their staff spends on GIAC business, and for the use of their centralized services and sales force.

Other Agreements

We have entered into several other agreements, including:

•	an agreement with Value Line, Inc. under which we are compensated for marketing the Value Line Centurion Fund and the Value Line Strategic Asset Management Trust to our policyowners, and

•

agreements with MFS, AIM, American Century, Davis, Fidelity, Janus, Gabelli, Value Line and AllianceBernstein under which we are compensated for certain distribution and/or administrative costs and expenses connected to the offering and sale of their funds to our policyholders. The amount we receive is based on a percentage of assets under management. We may receive 12b-1 fees from the funds.

Special Provisions for Group or Sponsored Arrangements

Where state insurance laws allow us to, we may sell Park Avenue Life policies under a group or sponsored arrangement.

A group arrangement is one in which a group of individuals is covered under a single policy. This might be arranged, for example, by an employer, a trade union, or a professional association.

A sponsored arrangement is one in which we are allowed to offer members of a group, such as employees of a company or members of an association, insurance policies on an individual basis.

We may reduce or eliminate certain deductions and charges outlined in this prospectus for policies bought under group or sponsored arrangements including policies issued in connection with certain business insurance arrangements. We may, for instance, sell policies without surrender charges and/or with reduced or eliminated fees and charges to employees, officers, directors and agents of Guardian Life and its subsidiaries and their immediate family members. We may reduce or waive policy charges and deductions in accordance with the rules in effect as of the date an application for a policy is approved. In addition, GIAC may permit groups and persons purchasing under a sponsored arrangement to apply for simplified issue and multi-life underwriting. To qualify for a reduction in the policy’s charges or deductions certain criteria must be met. These may include:

•	the size of the group

•	the expected number of participants

•	the expected amount of premium payments

•	the expected number of policies to be issued

•	the amount of coverage

B-6

The amount of any reduction in charges or deductions and the criteria to qualify for a reduction will reflect our reduced cost of selling and/or maintaining the policies in group or sponsored arrangements.

From time to time we may change the amount of any reduction in charges or deductions, or the criteria that a group must meet to qualify for these reductions. Any change will be made on a non-discriminatory basis.

ADDITIONAL INFORMATION ABOUT CHARGES

Cost of Insurance Charge

Changes in the health of the insured will not cause your cost of insurance charge to increase. Increases in the cost of insurance rates are not made to an individual policy, but are made equally to all policies where the insured people are of the same attained age, sex, policy or segment duration, and premium class. We may increase this charge when we expect:

•	a higher number of deaths among people in a certain group

•	higher expenses or federal income taxes

•	a higher number of policies that are allowed to lapse by their policyowners

•	lower earnings in our general account

Generally, as your net amount at risk increases or decreases each month (for example, due to payments you make or policy transactions you request), so will your cost of insurance charges. If you choose death benefit Option 1, paying policy premiums and making unscheduled payments may reduce your policy’s net amount at risk by increasing the policy account value, assuming that your investments do not fall in value. If you choose death benefit Option 2, paying policy premiums and making unscheduled payments may have the result of increasing your death benefit over the face amount, in which case they will not affect your policy’s net amount at risk.

ADDITIONAL INFORMATION

Communications We’ll Send You

Shortly after your policy anniversary each year, we will send you an updated statement showing the following information:

•	the amount of your current death benefit

•	the instructions we have on file regarding where to invest your net premiums, and how much you have invested in each of the allocation options

•	your policy account value, cash surrender value and net cash surrender value

•	the amount you have paid in policy premiums and the charges that we have deducted, since the last anniversary of your policy

•	a summary of any transfers or partial withdrawals, loans or loan repayments that you have made since your last annual statement

•	the total of any outstanding policy debt that you owe us, and

•	the interest rate for allocations to the fixed-rate option.

Twice a year we will send you reports containing the financial statements of the underlying funds. Of these reports, the annual reports will contain audited financial statements.

We will confirm in writing receipt of your policy premiums and any transfers or other transactions. We will also write you to request a premium or loan repayment to keep your policy from lapsing.

If several members of the same household own a Park Avenue Life policy, we may send only one annual report, semi-annual report, and prospectus to that address unless you instruct us otherwise. You may receive additional copies by calling or writing our customer service office.

B-7

Advertising Practices

In our advertisements and sales materials for Park Avenue Life policies we may include:

•	articles or reports on variable life insurance in general, or Park Avenue Life specifically, and any other information published in business or general information publications

•	relevant indices or rankings of investment securities or similar groups of funds

•	comparisons of the variable investment options with the mutual funds offered through the separate accounts of other insurance companies, or those with similar investment objectives and policies, and

•	comparisons with other investments, including those guaranteed by various governments.

We may use the past performance of the variable investment options and funds to promote the policies. This data is not indicative of the performance of the funds or the policies in the future or the investment experience of individual policyowners.

We may feature individual funds and their managers, and describe the asset levels and sales volumes of GIAC, GIS and others in the investment industry. We may also refer to past, current, or prospective economic trends and investment performance, and any other information that may be of interest.

Advertisements and sales literature about the variable life policies and the Separate Account may also refer to ratings given to GIAC by insurance company rating organizations such as:

•	Moody’s Investors Service, Inc.

•	Standard & Poor’s Ratings Group

•	A.M. Best & Co.

•	Duff & Phelps

These ratings relate only to GIAC’s ability to meet its obligations under the policy’s fixed-rate option and to pay death benefits provided under the policy, not to the performance or safety of the variable investment options.

Legal matters

The legal validity of the Park Avenue Life policy has been confirmed by Richard T. Potter, Jr., Senior Vice President and Counsel of GIAC.

Financial statements

The GIAC consolidated financial statements contained in this Statement of Additional Information should only be used to determine our ability to meet our obligations under the Park Avenue Life policies, and not as an indication of the investment experience of the Separate Account.

Experts

The consolidated balance sheets of GIAC as of December 31, 2007 and 2006 and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows for each of the three years in the period ended December 31, 2007 and the statement of assets and liabilities of Separate Account K as of December 31, 2007 and the related statement of operations for the year then ended and the statement of changes in net assets for the two years in the period ended December 31, 2007, included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The actuarial matters contained in this prospectus have been examined by Michael Sakoulas, FSA, MAAA, Senior Vice President and Chief Actuary of GIAC. His opinion on actuarial matters is filed as an exhibit to the registration statement filed with the Securities and Exchange Commission.

B-8

(This page intentionally left blank.)

B-9

FINANCIAL STATEMENTS OF

THE GUARDIAN SEPARATE ACCOUNT K

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series
Assets:
Shares owned in underlying fund	3,166,431	387,165	56,892
Net asset value per share (NAV)	38.43	10.71	10.65

Total Assets ( Shares x NAV)	$121,685,938	$4,146,532	$605,903
Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	33,158	1,544	1,154

Net Assets	$121,652,780	$4,144,988	$604,749

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$120,144,083	$3,107,048	$499,164

Net Assets	$120,144,083	$3,107,048	$499,164
Units Outstanding	5,112,924	289,989	41,087
Unit Value (accumulation)	$23.50	$10.71	$12.15
Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$1,508,697	$1,037,940	$105,585

Net Assets	$1,508,697	$1,037,940	$105,585
Units Outstanding	168,956	93,447	8,329
Unit Value (accumulation)	$8.93	$11.11	$12.68
Net Assets: Total
Contract value in accumulation period	$121,652,780	$4,144,988	$604,749

Net Assets	$121,652,780	$4,144,988	$604,749

Cost Of Shares In Underlying Fund	$87,001,194	$3,681,245	$539,944

STATEMENT OF OPERATIONS

Years Ended December 31, 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2007 Investment Income
Income:
Reinvested dividends	$1,105,140	$72,046	$13,940
Expenses:
Mortality and expense risk charges	736,652	18,621	2,804

Net investment income/(expense)	368,488	53,425	11,136

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	3,042,083	352,017	24,171
Reinvested realized gain distributions	—	—	—

Net realized gain/(loss) on investments	3,042,083	352,017	24,171
Net change in unrealized appreciation/(depreciation) of investments	12,754,069	(206,041)	(9,460)

Net realized and unrealized gain/(loss) from investments	15,796,152	145,976	14,711

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$16,164,640	$199,401	$25,847

See notes to financial statements

B-10

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

6,569	13,872	44,280	59,939	375,303	367,841	601,816
7.90	9.91	12.60	10.95	11.95	10.00	18.66

$51,897	$137,473	$557,922	$656,327	$4,484,866	$3,678,413	$11,229,886

—	1,389	1,447	1,109	2,874	117,936	3,744

$51,897	$136,084	$556,475	$655,218	$4,481,992	$3,560,477	$11,226,142

$—	$135,108	$527,209	$646,719	$4,283,166	$3,287,287	$10,652,000

$—	$135,108	$527,209	$646,719	$4,283,166	$3,287,287	$10,652,000
—	12,315	36,611	51,161	226,266	226,238	437,767
$—	$10.97	$14.40	$12.64	$18.93	$14.53	$24.33

$51,897	$976	$29,266	$8,499	$198,826	$273,190	$574,142

$51,897	$976	$29,266	$8,499	$198,826	$273,190	$574,142
3,558	87	1,988	658	12,674	22,085	30,491
$14.58	$11.22	$14.72	$12.92	$15.69	$12.37	$18.83

$51,897	$136,084	$556,475	$655,218	$4,481,992	$3,560,477	$11,226,142

$51,897	$136,084	$556,475	$655,218	$4,481,992	$3,560,477	$11,226,142

$55,674	$137,368	$606,842	$760,018	$4,501,035	$3,678,413	$10,807,970

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$4,058	$5,716	$8,244	$—	$201,061	$192,046	$53,168

—	832	3,302	3,479	24,756	30,176	66,726

4,058	4,884	4,942	(3,479)	176,305	161,870	(13,558)

(64)	72	21,927	(6,020)	(78,988)	—	795,015
—	—	38,965	29,606	—	—	846,811

(64)	72	60,892	23,586	(78,988)	—	1,641,826
(3,573)	1,067	(63,510)	(42,714)	139,857	—	(691,354)

(3,637)	1,139	(2,618)	(19,128)	60,869	—	950,472

$421	$6,023	$2,324	$(22,607)	$237,174	$161,870	$936,914

B-11

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

Assets:
Shares owned in underlying fund	621,106	331,068	808,155
Net asset value per share (NAV)	24.09	29.44	11.82

Total Assets ( Shares x NAV)	$14,962,454	$9,746,627	$9,552,389

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	4,195	3,075	3,626

Net Assets	$14,958,259	$9,743,552	$9,548,763

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$14,162,516	$9,447,702	$9,058,650

Net Assets	$14,162,516	$9,447,702	$9,058,650
Units Outstanding	506,371	198,941	481,064
Unit Value (accumulation)	$27.97	$47.49	$18.83

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$795,743	$295,850	$490,113

Net Assets	$795,743	$295,850	$490,113
Units Outstanding	56,884	7,418	34,141
Unit Value (accumulation)	$13.99	$39.88	$14.36

Net Assets: Total
Contract value in accumulation period	$14,958,259	$9,743,552	$9,548,763

Net Assets	$14,958,259	$9,743,552	$9,548,763

Cost Of Shares In Underlying Fund	$9,668,174	$7,660,748	$12,012,389

STATEMENT OF OPERATIONS

Years Ended December 31, 2007 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

2007 Investment Income
Income:
Reinvested dividends	$495,383	$169,177	$82,610
Expenses:
Mortality and expense risk charges	81,064	48,421	60,383

Net investment income/(expense)	414,319	120,756	22,227

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	934,509	1,022,935	451,778
Reinvested realized gain distributions	—	1,463,568	2,314,551

Net realized gain/(loss) on investments	934,509	2,486,503	2,766,329
Net change in unrealized appreciation/(depreciation) of investments	524,174	442,872	(2,291,600)

Net realized and unrealized gain/(loss) from investments	1,458,683	2,929,375	474,729

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$1,873,002	$3,050,131	$496,956

See notes to financial statements

B-12

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B

556,412	626,952	103,386	62,167	236,150	52,266	8,657
21.36	23.67	29.37	23.97	29.11	26.55	29.96

$11,884,967	$14,839,952	$3,036,441	$1,490,138	$6,874,328	$1,387,669	$259,355

3,855	5,017	1,607	1,615	2,618	1,428	781

$11,881,112	$14,834,935	$3,034,834	$1,488,523	$6,871,710	$1,386,241	$258,574

$11,747,806	$14,446,616	$2,924,278	$1,454,946	$6,624,773	$1,321,679	$253,642

$11,747,806	$14,446,616	$2,924,278	$1,454,946	$6,624,773	$1,321,679	$253,642
527,709	516,874	198,897	116,878	466,172	91,148	19,167
$22.26	$27.95	$14.70	$12.45	$14.21	$14.50	$13.23

$133,306	$388,319	$110,556	$33,577	$246,937	$64,562	$4,932

$133,306	$388,319	$110,556	$33,577	$246,937	$64,562	$4,932
13,354	29,707	12,985	2,611	27,607	4,469	360
$9.98	$13.07	$8.51	$12.86	$8.94	$14.45	$13.69

$11,881,112	$14,834,935	$3,034,834	$1,488,523	$6,871,710	$1,386,241	$258,574

$11,881,112	$14,834,935	$3,034,834	$1,488,523	$6,871,710	$1,386,241	$258,574

$10,200,409	$12,284,134	$2,273,704	$1,293,420	$5,249,734	$1,290,039	$237,174

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B

$—	$138,278	$—	$27,061	$77,212	$18,047	$—

71,520	88,173	18,089	8,582	42,539	8,705	1,623

(71,520)	50,105	(18,089)	18,479	34,673	9,342	(1,623)

116,513	464,922	236,336	164,713	536,123	60,057	44,986
799,558	1,581,719	—	70,139	—	74,233	—

916,071	2,046,641	236,336	234,852	536,123	134,290	44,986
1,238,700	(134,326)	107,307	11,843	(39,631)	(80,890)	4,061

2,154,771	1,912,315	343,643	246,695	496,492	53,400	49,047

$2,083,251	$1,962,420	$325,554	$265,174	$531,165	$62,742	$47,424

B-13

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1

Assets:
Shares owned in underlying fund	10,222	82,432	242,805
Net asset value per share (NAV)	20.31	13.79	11.86

Total Assets ( Shares x NAV)	$207,599	$1,136,731	$2,879,667

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	1,435	1,657	1,553

Net Assets	$206,164	$1,135,074	$2,878,114

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$201,331	$1,105,448	$2,878,114

Net Assets	$201,331	$1,105,448	$2,878,114
Units Outstanding	14,965	75,573	157,258
Unit Value (accumulation)	$13.45	$14.63	$18.30

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$4,833	$29,626	$—

Net Assets	$4,833	$29,626	$—
Units Outstanding	347	1,961	—
Unit Value (accumulation)	$13.92	$15.11	$—

Net Assets: Total
Contract value in accumulation period	$206,164	$1,135,074	$2,878,114

Net Assets	$206,164	$1,135,074	$2,878,114

Cost Of Shares In Underlying Fund	$167,740	$1,113,089	$2,021,574
STATEMENT OF OPERATIONS Years Ended December 31, 2007 (continued)

	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1

2007 Investment Income
Income:
Reinvested dividends	$—	$13,859	$17,481
Expenses:
Mortality and expense risk charges	1,232	6,997	16,388

Net investment income/(expense)	(1,232)	6,862	1,093

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	6,326	47,019	272,150
Reinvested realized gain distributions	—	31,656	—

Net realized gain/(loss) on investments	6,326	78,675	272,150
Net change in unrealized appreciation/(depreciation) of investments	23,393	(148,827)	152,722

Net realized and unrealized gain/(loss) from investments	29,719	(70,152)	424,872

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$28,487	$(63,290)	$425,965

See notes to financial statements

B-14

Investment Divisions
American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

500,400	5,861	9,836	31,831	462,009	185,647	169,905
7.47	14.27	11.45	14.48	27.90	23.91	22.37

$3,737,988	$83,638	$112,618	$460,912	$12,890,062	$4,438,811	$3,800,777

1,889	—	—	—	4,369	1,814	2,314

$3,736,099	$83,638	$112,618	$460,912	$12,885,693	$4,436,997	$3,798,463

$3,736,099	$—	$—	$—	$12,885,693	$4,436,997	$3,798,463

$3,736,099	$—	$—	$—	$12,885,693	$4,436,997	$3,798,463
205,500	—	—	—	798,298	253,800	293,647
$18.18	$—	$—	$—	$16.14	$17.48	$12.94

$—	$83,638	$112,618	$460,912	$—	$—	$—

$—	$83,638	$112,618	$460,912	$—	$—	$—
—	5,401	3,936	31,961	—	—	—
$—	$15.48	$28.61	$14.42	$—	$—	$—

$3,736,099	$83,638	$112,618	$460,912	$12,885,693	$4,436,997	$3,798,463

$3,736,099	$83,638	$112,618	$460,912	$12,885,693	$4,436,997	$3,798,463

$3,959,149	$76,960	$161,839	$392,594	$13,160,690	$4,569,386	$2,586,484

Investment Divisions
American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$65,515	$989	$5,438	$5,349	$115,770	$84,120	$—

24,812	—	—	—	75,350	28,292	22,722

40,703	989	5,438	5,349	40,420	55,828	(22,722)

144,797	3,118	2,218	17,145	545,949	193,386	200,524
339,740	4,867	42,530	18,257	3,088,075	370,966	—

484,537	7,985	44,748	35,402	3,634,024	564,352	200,524
(747,024)	(14,346)	(75,933)	(21,070)	(1,774,413)	(558,457)	537,228

(262,487)	(6,361)	(31,185)	14,332	1,859,611	5,895	737,752

$(221,784)	$(5,372)	$(25,747)	$19,681	$1,900,031	$61,723	$715,030

B-15

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

Assets:
Shares owned in underlying fund	92,302	59,317	24,752
Net asset value per share (NAV)	5.98	164.02	27.46

Total Assets ( Shares x NAV)	$551,967	$9,729,122	$679,679

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	1,536	3,790	—

Net Assets	$550,431	$9,725,332	$679,679

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$550,431	$9,725,332	$—

Net Assets	$550,431	$9,725,332	$—
Units Outstanding	50,031	619,065	—
Unit Value (accumulation)	$11.00	$15.71	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$—	$—	$679,679

Net Assets	$—	$—	$679,679
Units Outstanding	—	—	40,664
Unit Value (accumulation)	$—	$—	$16.71

Net Assets: Total
Contract value in accumulation period	$550,431	$9,725,332	$679,679

Net Assets	$550,431	$9,725,332	$679,679

Cost Of Shares In Underlying Fund	$588,760	$7,909,178	$713,170
STATEMENT OF OPERATIONS Years Ended December 31, 2007 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

2007 Investment Income
Income:
Reinvested dividends	$46,134	$358,428	$4,829
Expenses:
Mortality and expense risk charges	3,713	61,310	—

Net investment income/(expense)	42,421	297,118	4,829

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	(1,916)	785,592	41,091
Reinvested realized gain distributions	—	—	165,029

Net realized gain/(loss) on investments	(1,916)	785,592	206,120
Net change in unrealized appreciation/(depreciation) of investments	(26,854)	(593,057)	(108,159)

Net realized and unrealized gain/(loss) from investments	(28,770)	192,535	97,961

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$13,651	$489,653	$102,790

See notes to financial statements

B-16

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

12,256	3,900	18,950	99,270	52,907	68,237	98,184
23.57	22.16	35.63	39.94	41.18	26.42	35.33

$288,874	$86,423	$675,198	$3,964,831	$2,178,720	$1,802,813	$3,468,823

—	—	—	2,165	1,489	2,066	2,123

$288,874	$86,423	$675,198	$3,962,666	$2,177,231	$1,800,747	$3,466,700

$—	$—	$—	$3,962,666	$2,177,231	$1,800,747	$3,466,700

$—	$—	$—	$3,962,666	$2,177,231	$1,800,747	$3,466,700
—	—	—	549,395	180,322	226,895	436,420
$—	$—	$—	$7.21	$12.07	$7.94	$7.94

$288,874	$86,423	$675,198	$—	$—	$—	$—

$288,874	$86,423	$675,198	$—	$—	$—	$—
18,535	7,815	26,774	—	—	—	—
$15.59	$11.06	$25.22	$—	$—	$—	$—

$288,874	$86,423	$675,198	$3,962,666	$2,177,231	$1,800,747	$3,466,700

$288,874	$86,423	$675,198	$3,962,666	$2,177,231	$1,800,747	$3,466,700

$303,755	$67,875	$584,571	$2,709,728	$1,405,709	$1,406,538	$2,700,859

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

$4,873	$—	$3,157	$8,037	$6,641	$12,634	$26,986

—	—	—	23,346	12,783	10,849	22,251

4,873	—	3,157	(15,309)	(6,142)	1,785	4,735

7,351	3,206	41,280	376,115	284,293	107,518	282,774
24,564	—	55,763	19,386	—	—	—

31,915	3,206	97,043	395,501	284,293	107,518	282,774
(32,382)	12,334	(8,082)	321,277	330,944	118,679	20,700

(467)	15,540	88,961	716,778	615,237	226,197	303,474

$4,406	$15,540	$92,118	$701,469	$609,095	$227,982	$308,209

B-17

The Guardian Separate Account K

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007 (continued)

	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Large Cap Growth Service Shares

Assets:
Shares owned in underlying fund	8,052	6,707	11,672
Net asset value per share (NAV)	38.95	40.80	26.07

Total Assets ( Shares x NAV)	$313,641	$273,661	$304,300

Liabilities:
Due to the Guardian Insurance & Annuity Company, Inc.	—	—	—

Net Assets	$313,641	$273,661	$304,300

Net Assets: Park Avenue Life Series
Contract value in accumulation period	$—	$—	$—

Net Assets	$—	$—	$—
Units Outstanding	—	—	—
Unit Value (accumulation)	$—	$—	$—

Net Assets: Park Avenue Millennium Series
Contract value in accumulation period	$313,641	$273,661	$304,300

Net Assets	$313,641	$273,661	$304,300
Units Outstanding	20,969	15,075	26,154
Unit Value (accumulation)	$14.96	$18.15	$11.63

Net Assets: Total
Contract value in accumulation period	$313,641	$273,661	$304,300

Net Assets	$313,641	$273,661	$304,300

Cost Of Shares In Underlying Fund	$220,085	$170,168	$242,312
STATEMENT OF OPERATIONS Years Ended December 31, 2007 (continued)

	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Large Cap Growth Service Shares

2007 Investment Income
Income:
Reinvested dividends	$205	$417	$1,685
Expenses:
Mortality and expense risk charges	—	—	—

Net investment income/(expense)	205	417	1,685

2007 Realized and Unrealized Gain/(Loss) from Investments
Realized gain/(loss) from investments:
Net realized gain/(loss) from sale of investments	20,416	20,067	12,010
Reinvested realized gain distributions	1,631	—	—

Net realized gain/(loss) on investments	22,047	20,067	12,010
Net change in unrealized appreciation/(depreciation) of investments	35,441	54,968	24,706

Net realized and unrealized gain/(loss) from investments	57,488	75,035	36,716

2006 Net Increase/(Decrease) in Net Assets Resulting from Operations	$57,693	$75,452	$38,401

See notes to financial statements

B-18

Investment Divisions
Janus Aspen Worldwide Growth Service Shares	MFS Research Bond Initial Class	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

10,514	50,175	190,459	176,647	62,596	27,661	305,615
35.03	11.60	25.01	23.52	16.63	20.28	21.68

$368,314	$582,024	$4,763,380	$4,154,744	$1,040,964	$560,963	$6,625,741

—	1,759	2,197	2,138	892	1,322	2,504

$368,314	$580,265	$4,761,183	$4,152,606	$1,040,072	$559,641	$6,623,237

$—	$580,265	$4,580,101	$4,067,933	$875,419	$420,868	$5,924,724

$—	$580,265	$4,580,101	$4,067,933	$875,419	$420,868	$5,924,724
—	35,720	297,888	257,257	86,671	42,325	322,862
$—	$16.25	$15.38	$15.81	$10.10	$9.94	$18.35

$368,314	$—	$181,082	$84,673	$164,653	$138,773	$698,513

$368,314	$—	$181,082	$84,673	$164,653	$138,773	$698,513
30,723	—	23,786	7,163	15,592	13,557	42,518
$11.99	$—	$7.61	$11.82	$10.56	$10.24	$16.43

$368,314	$580,265	$4,761,183	$4,152,606	$1,040,072	$559,641	$6,623,237

$368,314	$580,265	$4,761,183	$4,152,606	$1,040,072	$559,641	$6,623,237

$291,147	$581,004	$3,277,742	$3,018,778	$957,840	$412,762	$6,299,374

Investment Divisions
Janus Aspen Worldwide Growth Service Shares	MFS Research Bond Initial Class	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$2,076	$17,596	$—	$36,524	$—	$3,689	$171,816

—	3,400	27,271	25,806	6,154	2,669	37,340

2,076	14,196	(27,271)	10,718	(6,154)	1,020	134,476

14,379	—	500,578	280,227	119,971	23,922	326,109
—	—	—	37,046	82,304	—	164,277

14,379	—	500,578	317,273	202,275	23,922	490,386
14,609	5,808	385,099	70,583	(163,829)	39,131	(375,157)

28,988	5,808	885,677	387,856	38,446	63,053	115,229

$31,064	$20,004	$858,406	$398,574	$32,292	$64,073	$249,705

B-19

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007

	RS Core Equity VIP Series	RS S&P 500 Index VIP Series	RS Asset Allocation VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$1,312,443	$43,867	$15,527
Net realized gain/(loss) from sale of investments	(1,821,277)	196,043	24,923
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	16,829,535	284,002	18,711

Net increase/(decrease) resulting from operations	16,320,701	523,912	59,161

2006 Policy Transactions
Net policy purchase payments	17,592,386	596,376	87,637
Transfers on account of death, surrenders and withdrawals	(9,809,644)	(250,811)	(41,413)
Transfers of policy loans	(4,071,784)	(162,087)	(25,865)
Transfers of cost of insurance and policy fees	(6,160,575)	(209,055)	(31,804)
Transfers between investment divisions, net	(3,126,681)	256,925	(861)
Transfers of investment credits	—	—	—
Transfers–other	(9,654)	(2,003)	(304)

Net increase/(decrease) from policy transactions	(5,585,952)	229,345	(12,610)

Total Increase/(Decrease) in Net Assets	10,734,749	753,257	46,551
Net Assets at December 31, 2005	101,885,450	3,352,119	469,757

Net Assets at December 31, 2006	$112,620,199	$4,105,376	$516,308

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$368,488	$53,425	$11,136
Net realized gain/(loss) from sale of investments	3,042,083	352,017	24,171
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	12,754,069	(206,041)	(9,460)

Net increase/(decrease) resulting from operations	16,164,640	199,401	25,847

2007 Policy Transactions
Net policy purchase payments	15,815,332	649,826	86,205
Transfers on account of death, surrenders and withdrawals	(10,853,554)	(279,450)	(29,699)
Transfers of policy loans	(4,683,549)	(178,897)	(28,663)
Transfers of cost of insurance and policy fees	(5,805,026)	(212,715)	(31,658)
Transfers between investment divisions, net	(1,575,521)	(138,628)	66,175
Transfers of investment credits	—	—	—
Transfers–other	(29,741)	75	234

Net increase/(decrease) from policy transactions	(7,132,059)	(159,789)	62,594

Total Increase/(Decrease) in Net Assets	9,032,581	39,612	88,441
Net Assets at December 31, 2006	112,620,199	4,105,376	516,308

Net Assets at December 31, 2007	$121,652,780	$4,144,988	$604,749

See notes to financial statements

B-20

Investment Divisions
RS High Yield Bond VIP Series	RS Low Duration Bond VIP Series	RS Large Cap Value VIP Series	RS Partners VIP Series	RS Investment Quality Bond VIP Series	RS Money Market VIP Series	Gabelli Capital Asset

$2,687	$4,019	$2,394	$(1,801)	$152,709	$148,197	$(35,107)
(68)	(1,616)	795	(1,272)	(48,852)	—	503,533
—	—	27,962	87,989	196	—	1,320,770
691	2,190	29,843	(45,308)	31,737	—	100,251

3,310	4,593	60,994	39,608	135,790	148,197	1,889,447

15,050	18,351	52,627	60,497	693,288	888,374	1,429,554
(2,929)	(102,745)	(19,777)	(53,278)	(309,445)	(1,424,888)	(755,402)
(239)	10,405	(2,064)	(6,336)	38,788	(261,456)	(272,580)
(4,151)	(5,733)	(17,184)	(20,358)	(223,232)	(293,267)	(484,261)
(3,164)	5,706	248,302	67,773	(67,452)	572,294	(258,699)
—	—	—	—	—	—	—
6	1	694	37	(130)	(422)	(1,289)

4,573	(74,015)	262,598	48,335	131,817	(519,365)	(342,677)

7,883	(69,422)	323,592	87,943	267,607	(371,168)	1,546,770
34,402	203,054	225,396	412,692	3,800,152	3,707,700	9,167,474

$42,285	$133,632	$548,988	$500,635	$4,067,759	$3,336,532	$10,714,244

$4,058	$4,884	$4,942	$(3,479)	$176,305	$161,870	$(13,558)
(64)	72	21,927	(6,020)	(78,988)	—	795,015
—	—	38,965	29,606	—	—	846,811
(3,573)	1,067	(63,510)	(42,714)	139,857	—	(691,354)

421	6,023	2,324	(22,607)	237,174	161,870	936,914

14,422	12,722	61,829	73,211	671,752	812,393	1,294,730
(573)	(7,490)	(63,603)	(25,278)	(304,256)	(1,235,636)	(1,082,696)
(299)	(9,168)	(9,977)	(10,600)	(173,931)	(309,396)	(399,566)
(4,356)	(4,363)	(22,927)	(24,677)	(218,265)	(271,328)	(475,979)
—	4,724	40,471	164,714	202,382	1,066,998	241,049
—	—	—	—	—	—	—
(3)	4	(630)	(180)	(623)	(956)	(2,554)

9,191	(3,571)	5,163	177,190	177,059	62,075	(425,016)

9,612	2,452	7,487	154,583	414,233	223,945	511,898
42,285	133,632	548,988	500,635	4,067,759	3,336,532	10,714,244

$51,897	$136,084	$556,475	$655,218	$4,481,992	$3,560,477	$11,226,142

B-21

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	RS International Growth VIP Series	RS Emerging Markets VIP Series	RS Small Cap Core Equity VIP Series

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$52,766	$(1,412)	$(61,759)
Net realized gain/(loss) from sale of investments	816,753	318,845	117,998
Reinvested realized gain distributions	—	1,050,976	925,782
Net change in unrealized appreciation/(depreciation) of investments	1,561,433	393,678	501,954

Net increase/(decrease) resulting from operations	2,430,952	1,762,087	1,483,975

2006 Policy Transactions
Net policy purchase payments	1,393,872	642,631	1,406,862
Transfers on account of death, surrenders and withdrawals	(800,259)	(211,640)	(777,043)
Transfers of policy loans	(505,707)	(184,511)	(494,589)
Transfers of cost of insurance and policy fees	(554,801)	(249,524)	(478,339)
Transfers between investment divisions, net	63,143	904,814	(28,007)
Transfers of investment credits	—	—	—
Transfers–other	10,444	391	(1,864)

Net increase/(decrease) from policy transactions	(393,308)	902,161	(372,980)

Total Increase/(Decrease) in Net Assets	2,037,644	2,664,248	1,110,995
Net Assets at December 31, 2005	10,801,248	4,490,317	9,053,049

Net Assets at December 31, 2006	$12,838,892	$7,154,565	$10,164,044

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$414,319	$120,756	$22,227
Net realized gain/(loss) from sale of investments	934,509	1,022,935	451,778
Reinvested realized gain distributions	—	1,463,568	2,314,551
Net change in unrealized appreciation/(depreciation) of investments	524,174	442,872	(2,291,600)

Net increase/(decrease) resulting from operations	1,873,002	3,050,131	496,956

2007 Policy Transactions
Net policy purchase payments	1,446,566	653,203	1,277,890
Transfers on account of death, surrenders and withdrawals	(1,050,413)	(697,195)	(1,136,996)
Transfers of policy loans	(547,982)	(382,135)	(584,498)
Transfers of cost of insurance and policy fees	(557,528)	(279,602)	(446,829)
Transfers between investment divisions, net	968,253	255,958	(221,988)
Transfers of investment credits	—	—	—
Transfers–other	(12,531)	(11,373)	184

Net increase/(decrease) from policy transactions	246,365	(461,144)	(1,112,237)

Total Increase/(Decrease) in Net Assets	2,119,367	2,588,987	(615,281)
Net Assets at December 31, 2006	12,838,892	7,154,565	10,164,044

Net Assets at December 31, 2007	$14,958,259	$9,743,552	$9,548,763

See notes to financial statements

B-22

Investment Divisions
Value Line Centurion	Value Line Strategic Asset Management Trust	AIM V.I. Capital Appreciation Series I	AIM V.I. Utilities Series I	AIM V.I. Core Equity Series I	Alliance Bernstein Growth & Income Class B	Alliance Bernstein Large Cap Growth Class B

$(65,576)	$42,997	$(16,235)	$31,739	$64,588	$6,397	$(1,372)
(187,042)	13,057	135,144	56,475	131,279	54,833	13,905
890,194	193,778	—	23,850	—	69,927	—
(294,889)	575,299	37,830	103,683	734,616	78,062	(11,506)

342,687	825,131	156,739	215,747	930,483	209,219	1,027

1,591,159	1,896,634	536,949	138,958	1,252,104	210,023	42,794
(714,408)	(970,822)	(204,907)	(25,139)	(718,294)	(184,724)	(14,321)
(543,854)	(368,263)	(165,199)	(20,894)	(366,634)	(75,955)	(16,731)
(577,150)	(720,938)	(168,667)	(45,621)	(400,943)	(68,942)	(16,919)
(196,689)	(198,839)	(94,600)	190,486	(264,449)	(3,984)	131,869
—	—	—	—	—	—	—
4,434	(41)	463	246	(366)	25	(1,185)

(436,508)	(362,269)	(95,961)	238,036	(498,582)	(123,557)	125,507

(93,821)	462,862	60,778	453,783	431,901	85,662	126,534
10,715,800	13,363,370	2,877,562	767,774	6,598,881	1,361,187	213,879

$10,621,979	$13,826,232	$2,938,340	$1,221,557	$7,030,782	$1,446,849	$340,413

$(71,520)	$50,105	$(18,089)	$18,479	$34,673	$9,342	$(1,623)
116,513	464,922	236,336	164,713	536,123	60,057	44,986
799,558	1,581,719	—	70,139	—	74,233	—
1,238,700	(134,326)	107,307	11,843	(39,631)	(80,890)	4,061

2,083,251	1,962,420	325,554	265,174	531,165	62,742	47,424

1,422,327	1,705,202	485,631	151,256	1,122,787	186,433	36,770
(1,122,549)	(1,211,646)	(292,079)	(191,013)	(769,428)	(188,311)	(15,001)
(385,270)	(465,522)	(243,852)	(110,318)	(445,137)	(23,624)	(16,610)
(529,876)	(664,812)	(152,868)	(54,155)	(367,048)	(66,653)	(17,363)
(208,204)	(315,868)	(23,938)	207,184	(227,071)	(31,603)	(117,077)
—	—	—	—	—	—	—
(546)	(1,071)	(1,954)	(1,162)	(4,340)	408	18

(824,118)	(953,717)	(229,060)	1,792	(690,237)	(123,350)	(129,263)

1,259,133	1,008,703	96,494	266,966	(159,072)	(60,608)	(81,839)
10,621,979	13,826,232	2,938,340	1,221,557	7,030,782	1,446,849	340,413

$11,881,112	$14,834,935	$3,034,834	$1,488,523	$6,871,710	$1,386,241	$258,574

B-23

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Alliance Bernstein Global Technology Class B	Alliance Bernstein Value Class B	American Century VP International Class 1

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$(973)	$2,179	$16,147
Net realized gain/(loss) from sale of investments	3,417	24,755	187,734
Reinvested realized gain distributions	—	25,201	—
Net change in unrealized appreciation/(depreciation) of investments	8,045	131,746	269,815

Net increase/(decrease) resulting from operations	10,489	183,881	473,696

2006 Policy Transactions
Net policy purchase payments	26,644	149,433	251,041
Transfers on account of death, surrenders and withdrawals	(6,481)	(50,384)	(156,659)
Transfers of policy loans	(7,254)	(18,216)	(17,284)
Transfers of cost of insurance and policy fees	(9,425)	(50,363)	(97,408)
Transfers between investment divisions, net	(14,992)	178,914	316,848
Transfers of investment credits	—	—	—
Transfers–other	149	(266)	472

Net increase/(decrease) from policy transactions	(11,359)	209,118	297,010

Total Increase/(Decrease) in Net Assets	(870)	392,999	770,706
Net Assets at December 31, 2005	140,393	768,249	1,767,163

Net Assets at December 31, 2006	$139,523	$1,161,248	$2,537,869

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$(1,232)	$6,862	$1,093
Net realized gain/(loss) from sale of investments	6,326	47,019	272,150
Reinvested realized gain distributions	—	31,656	—
Net change in unrealized appreciation/(depreciation) of investments	23,393	(148,827)	152,722

Net increase/(decrease) resulting from operations	28,487	(63,290)	425,965

2007 Policy Transactions
Net policy purchase payments	24,270	148,488	274,853
Transfers on account of death, surrenders and withdrawals	(4,600)	(45,710)	(220,367)
Transfers of policy loans	(7,397)	(59,825)	(109,133)
Transfers of cost of insurance and policy fees	(9,186)	(53,748)	(98,796)
Transfers between investment divisions, net	35,075	48,994	67,553
Transfers of investment credits	—	—	—
Transfers–other	(8)	(1,083)	170

Net increase/(decrease) from policy transactions	38,154	37,116	(85,720)

Total Increase/(Decrease) in Net Assets	66,641	(26,174)	340,245
Net Assets at December 31, 2006	139,523	1,161,248	2,537,869

Net Assets at December 31, 2007	$206,164	$1,135,074	$2,878,114

See notes to financial statements

B-24

Investment Divisions
American Century VP Value Class 1	Davis Financial	Davis Real Estate	Davis Value	Fidelity VIP Contrafund Initial Class	Fidelity VIP Equity-Income Initial Class	Fidelity VIP Growth Opportunities Initial Class

$24,122	$459	$4,611	$3,019	$66,093	$109,990	$1,255
126,622	5,273	9,684	14,428	526,310	225,302	86,291
318,910	54	16,740	—	867,413	509,431	—
170,303	7,704	12,832	35,344	(398,459)	(88,831)	67,392

639,957	13,490	43,867	52,791	1,061,357	755,892	154,938

551,712	14,244	28,373	79,630	1,403,672	568,918	527,459
(243,553)	(7,598)	(17,223)	(18,144)	(849,385)	(289,110)	(283,086)
(58,014)	(753)	1,101	(2,063)	(312,231)	(96,345)	(110,670)
(170,761)	(5,102)	(11,311)	(28,800)	(471,563)	(178,817)	(164,575)
(15,242)	—	(1,085)	(3,856)	1,409,998	28,652	(51,064)
—	—	—	—	—	—	—
339	1	(25)	20	(483)	(210)	1,341

64,481	792	(170)	26,787	1,180,008	33,088	(80,595)

704,438	14,282	43,697	79,578	2,241,365	788,980	74,343
3,495,498	70,114	125,566	337,818	8,738,786	3,876,601	3,116,417

$4,199,936	$84,396	$169,263	$417,396	$10,980,151	$4,665,581	$3,190,760

$40,703	$989	$5,438	$5,349	$40,420	$55,828	$(22,722)
144,797	3,118	2,218	17,145	545,949	193,386	200,524
339,740	4,867	42,530	18,257	3,088,075	370,966	—
(747,024)	(14,346)	(75,933)	(21,070)	(1,774,413)	(558,457)	537,228

(221,784)	(5,372)	(25,747)	19,681	1,900,031	61,723	715,030

459,516	13,162	26,779	71,765	1,344,390	508,685	477,402
(285,187)	(2,862)	(17,805)	(16,158)	(678,363)	(440,282)	(298,408)
(121,141)	(690)	(1,061)	(1,733)	(322,747)	(189,129)	(118,435)
(157,233)	(5,215)	(10,250)	(29,339)	(494,838)	(176,437)	(158,658)
(138,527)	176	(28,788)	(668)	157,120	7,382	(7,688)
—	—	—	—	—	—	—
519	43	227	(32)	(51)	(526)	(1,540)

(242,053)	4,614	(30,898)	23,835	5,511	(290,307)	(107,327)

(463,837)	(758)	(56,645)	43,516	1,905,542	(228,584)	607,703
4,199,936	84,396	169,263	417,396	10,980,151	4,665,581	3,190,760

$3,736,099	$83,638	$112,618	$460,912	$12,885,693	$4,436,997	$3,798,463

B-25

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Fidelity VIP High Income Initial Class	Fidelity VIP Index 500 Initial Class	Fidelity VIP Contrafund Service Class 2

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$38,671	$97,659	$5,170
Net realized gain/(loss) from sale of investments	(4,499)	341,091	29,902
Reinvested realized gain distributions	—	—	45,311
Net change in unrealized appreciation/(depreciation) of investments	18,085	891,467	(24,311)

Net increase/(decrease) resulting from operations	52,257	1,330,217	56,072

2006 Policy Transactions
Net policy purchase payments	101,223	1,502,920	133,458
Transfers on account of death, surrenders and withdrawals	(31,530)	(885,058)	(37,655)
Transfers of policy loans	(14,167)	(378,448)	(2,965)
Transfers of cost of insurance and policy fees	(27,105)	(504,183)	(45,471)
Transfers between investment divisions, net	14,495	(302,397)	17,162
Transfers of investment credits	—	—	—
Transfers–other	(7)	(2,191)	(93)

Net increase/(decrease) from policy transactions	42,909	(569,357)	64,436

Total Increase/(Decrease) in Net Assets	95,166	760,860	120,508
Net Assets at December 31, 2005	464,507	9,262,496	450,607

Net Assets at December 31, 2006	$559,673	$10,023,356	$571,115

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$42,421	$297,118	$4,829
Net realized gain/(loss) from sale of investments	(1,916)	785,592	41,091
Reinvested realized gain distributions	—	—	165,029
Net change in unrealized appreciation/(depreciation) of investments	(26,854)	(593,057)	(108,159)

Net increase/(decrease) resulting from operations	13,651	489,653	102,790

2007 Policy Transactions
Net policy purchase payments	99,698	1,328,879	120,152
Transfers on account of death, surrenders and withdrawals	(113,376)	(1,272,993)	(71,240)
Transfers of policy loans	(41,733)	(343,555)	(10,142)
Transfers of cost of insurance and policy fees	(27,440)	(456,513)	(47,182)
Transfers between investment divisions, net	59,809	(42,732)	14,201
Transfers of investment credits	—	—	—
Transfers–other	149	(763)	(15)

Net increase/(decrease) from policy transactions	(22,893)	(787,677)	5,774

Total Increase/(Decrease) in Net Assets	(9,242)	(298,024)	108,564
Net Assets at December 31, 2006	559,673	10,023,356	571,115

Net Assets at December 31, 2007	$550,431	$9,725,332	$679,679

See notes to financial statements

B-26

Investment Divisions
Fidelity VIP Equity-Income Service Class 2	Fidelity VIP Growth Opportunities Service Class 2	Fidelity VIP Mid Cap Service Class 2	Janus Aspen Mid Cap Growth Institutional Shares	Janus Aspen Forty Institutional Shares	Janus Aspen Large Cap Growth Institutional Shares	Janus Aspen Worldwide Growth Institutional Shares

$7,767	$311	$901	$(20,579)	$(5,417)	$(2,639)	$32,497
4,402	4,378	30,839	265,026	120,811	108,448	156,816
32,345	—	60,064	—	—	—	—
4,046	(1,362)	(30,722)	128,079	36,576	53,934	321,918

48,560	3,327	61,082	372,526	151,970	159,743	511,231

64,447	25,791	116,624	497,962	290,671	302,422	576,001
(27,400)	(19,747)	(23,506)	(121,368)	(154,316)	(161,850)	(233,221)
(2,470)	(2,626)	(14,801)	(117,700)	(49,932)	(95,425)	(162,477)
(22,141)	(9,021)	(42,734)	(155,509)	(91,467)	(88,578)	(166,490)
1,559	(1,805)	1,582	(46,409)	62,436	18,359	(75,848)
—	—	—	—	—	—	—
(18)	(108)	20	(56)	(591)	224	675

13,977	(7,516)	37,185	56,920	56,801	(24,848)	(61,360)

62,537	(4,189)	98,267	429,446	208,771	134,895	449,871
233,384	68,038	479,269	2,841,199	1,688,328	1,470,581	2,923,191

$295,921	$63,849	$577,536	$3,270,645	$1,897,099	$1,605,476	$3,373,062

$4,873	$—	$3,157	$(15,309)	$(6,142)	$1,785	$4,735
7,351	3,206	41,280	376,115	284,293	107,518	282,774
24,564	—	55,763	19,386	—	—	—
(32,382)	12,334	(8,082)	321,277	330,944	118,679	20,700

4,406	15,540	92,118	701,469	609,095	227,982	308,209

53,676	20,571	112,342	452,449	239,109	267,799	494,860
(27,893)	(1,570)	(58,267)	(298,527)	(184,709)	(104,500)	(354,408)
(18,832)	(1,641)	(19,018)	(199,003)	(144,790)	(79,280)	(203,293)
(21,699)	(8,399)	(42,970)	(156,187)	(86,586)	(82,719)	(160,353)
3,260	(1,771)	13,437	191,924	(151,551)	(33,196)	9,944
—	—	—	—	—	—	—
35	(156)	20	(104)	(436)	(815)	(1,321)

(11,453)	7,034	5,544	(9,448)	(328,963)	(32,711)	(214,571)

(7,047)	22,574	97,662	692,021	280,132	195,271	93,638
295,921	63,849	577,536	3,270,645	1,897,099	1,605,476	3,373,062

$288,874	$86,423	$675,198	$3,962,666	$2,177,231	$1,800,747	$3,466,700

B-27

The Guardian Separate Account K

STATEMENT OF CHANGES IN NET ASSETS

Years Ended December 31, 2006 and 2007 (continued)

	Janus Aspen Mid Cap Growth Service Shares	Janus Aspen Forty Service Shares	Janus Aspen Large Cap Growth Service Shares

2006 Increase/(Decrease) from Operations
Net investment income/(expense)	$—	$274	$697
Net realized gain/(loss) from sale of investments	20,569	5,789	11,102
Reinvested realized gain distributions	—	—	—
Net change in unrealized appreciation/(depreciation) of investments	11,449	10,873	14,279

Net increase/(decrease) resulting from operations	32,018	16,936	26,078

2006 Policy Transactions
Net policy purchase payments	53,247	41,566	62,635
Transfers on account of death, surrenders and withdrawals	(24,833)	(1,889)	(3,096)
Transfers of policy loans	(14,143)	(1,468)	(16,276)
Transfers of cost of insurance and policy fees	(21,191)	(15,980)	(22,420)
Transfers between investment divisions, net	(1,423)	(380)	(9,672)
Transfers of investment credits	—	—	—
Transfers–other	(360)	(5)	20

Net increase/(decrease) from policy transactions	(8,703)	21,844	11,191

Total Increase/(Decrease) in Net Assets	23,315	38,780	37,269
Net Assets at December 31, 2005	242,542	169,087	224,451

Net Assets at December 31, 2006	$265,857	$207,867	$261,720

2007 Increase/(Decrease) from Operations
Net investment income/(expense)	$205	$417	$1,685
Net realized gain/(loss) from sale of investments	20,416	20,067	12,010
Reinvested realized gain distributions	1,631	—	—
Net change in unrealized appreciation/(depreciation) of investments	35,441	54,968	24,706

Net increase/(decrease) resulting from operations	57,693	75,452	38,401

2007 Policy Transactions
Net policy purchase payments	45,105	38,633	58,036
Transfers on account of death, surrenders and withdrawals	(20,791)	(13,373)	(12,914)
Transfers of policy loans	(14,864)	(7,449)	(18,576)
Transfers of cost of insurance and policy fees	(21,822)	(14,995)	(22,361)
Transfers between investment divisions, net	2,718	(11,729)	—
Transfers of investment credits	—	—	—
Transfers–other	(255)	(745)	(6)

Net increase/(decrease) from policy transactions	(9,909)	(9,658)	4,179

Total Increase/(Decrease) in Net Assets	47,784	65,794	42,580
Net Assets at December 31, 2006	265,857	207,867	261,720

Net Assets at December 31, 2007	$313,641	$273,661	$304,300

See notes to financial statements

B-28

Investment Divisions
Janus Aspen Worldwide Growth Service Shares	MFS Research Bond Initial Class	MFS Emerging Growth Initial Class	MFS Investors Trust Initial Class	MFS New Discovery Initial Class	MFS Research Initial Class	MFS Total Return Initial Class

$4,849	$17,904	$(27,426)	$(6,775)	$(6,872)	$(193)	$104,281
21,605	(8,338)	265,792	86,142	76,496	12,645	143,973
—	2,396	—	—	20,498	—	189,692
24,374	6,643	81,761	391,893	44,034	29,157	234,083

50,828	18,605	320,127	471,260	134,156	41,609	672,029

69,941	96,434	803,921	623,585	197,872	72,446	1,029,108
(15,745)	(67,316)	(490,663)	(493,987)	(134,189)	(22,534)	(419,243)
(1,916)	(7,380)	(222,540)	(116,691)	(41,627)	(2,991)	(159,172)
(24,087)	(28,734)	(248,810)	(217,015)	(61,497)	(20,233)	(317,139)
(39,806)	57,652	(242,439)	24,989	(16,833)	27,932	339,600
—	—	—	—	—	—	—
(95)	(172)	1,076	6	(354)	(86)	(454)

(11,708)	50,484	(399,455)	(179,113)	(56,628)	54,534	472,700

39,120	69,089	(79,328)	292,147	77,528	96,143	1,144,729
290,273	474,115	4,513,446	3,920,078	1,118,896	397,387	5,665,232

$329,393	$543,204	$4,434,118	$4,212,225	$1,196,424	$493,530	$6,809,961

$2,076	$14,196	$(27,271)	$10,718	$(6,154)	$1,020	$134,476
14,379	—	500,578	280,227	119,971	23,922	326,109
—	—	—	37,046	82,304	—	164,277
14,609	5,808	385,099	70,583	(163,829)	39,131	(375,157)

31,064	20,004	858,406	398,574	32,292	64,073	249,705

53,426	93,585	686,646	562,710	172,060	73,873	929,110
(19,232)	(43,766)	(624,567)	(446,857)	(125,630)	(14,683)	(533,178)
(2,424)	(5,638)	(232,992)	(180,962)	(57,178)	(19,567)	(279,166)
(24,126)	(27,090)	(220,697)	(193,066)	(52,772)	(24,006)	(304,248)
254	(35)	(136,075)	(197,718)	(124,886)	(13,581)	(248,840)
—	—	—	—	—	—	—
(41)	1	(3,656)	(2,300)	(238)	2	(107)

7,857	17,057	(531,341)	(458,193)	(188,644)	2,038	(436,429)

38,921	37,061	327,065	(59,619)	(156,352)	66,111	(186,724)
329,393	543,204	4,434,118	4,212,225	1,196,424	493,530	6,809,961

$368,314	$580,265	$4,761,183	$4,152,606	$1,040,072	$559,641	$6,623,237

B-29

THE GUARDIAN SEPARATE ACCOUNT K

NOTES TO FINANCIAL STATEMENTS (December 31, 2007)

NOTE 1 — ORGANIZATION

The Guardian Separate Account K (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on September 1, 1995 and commenced operations on October 1, 1995. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments or policy loan repayments to one or more investment divisions established within the Account or to the Fixed Rate Option (FRO), as selected by the policyowner. Amounts allocated to the FRO are maintained by GIAC in its general account. The policyowner may transfer his or her policy value among the fifty investment options within the Account, or the FRO. However, a policyowner may only invest in up to seven investment options, including the FRO, at any time.

The fifty investment options of the Account correspond to the following underlying mutual funds and classes of shares in which the investment option invests (collectively, the Funds and individually, a Fund):

RS Core Equity VIP Series

RS S&P 500 Index VIP Series

RS Asset Allocation VIP Series

RS High Yield Bond VIP Series

RS Low Duration Bond VIP Series

RS Large Cap Value VIP Series

RS Partners VIP Series

RS Investment Quality Bond VIP Series

RS Money Market VIP Series (formerly
RS Cash Management VIP Series)

Gabelli Capital Asset Fund (GCAF)

RS International Growth VIP Series

RS Emerging Markets VIP Series

RS Small Cap Core Equity VIP Series

Value Line Centurion Fund

Value Line Strategic Asset Management Trust

AIM V.I. Capital Appreciation Fund Series I

AIM V.I. Utilities Fund Series I

AIM V.I. Core Equity Fund Series I

AllianceBernstein Growth & Income Portfolio Class B

AllianceBernstein Large Cap Growth Portfolio Class B

AllianceBernstein Global Technology Portfolio Class B

AllianceBernstein Value Portfolio Class B

American Century VP International Fund Class 1

American Century VP Value Fund Class 1

Davis Financial Portfolio

Davis Real Estate Portfolio

Davis Value Portfolio

Fidelity VIP Contrafund Portfolio Initial Class

Fidelity VIP Equity-Income Portfolio Initial Class

Fidelity VIP Growth Opportunities Portfolio Initial Class

Fidelity VIP High Income Portfolio Initial Class

Fidelity VIP Index 500 Portfolio Initial Class

Fidelity VIP Contrafund Portfolio Service Class 2

Fidelity VIP Equity-Income Portfolio Service Class 2

Fidelity VIP Growth Opportunities Portfolio Service Class 2

Fidelity VIP Mid Cap Portfolio Service Class 2

Janus Aspen Mid Cap Growth Portfolio Institutional Shares

Janus Aspen Forty Portfolio Institutional Shares

Janus Aspen Large Cap Growth Portfolio
Institutional Shares

Janus Aspen Worldwide Growth Portfolio
Institutional Shares

Janus Aspen Mid Cap Growth Portfolio Service Shares

Janus Aspen Forty Portfolio Service Shares

Janus Aspen Large Cap Growth Portfolio Service Shares

Janus Aspen Worldwide Growth Portfolio Service Shares

MFS Research Bond Series Initial Class

MFS Emerging Growth Series Initial Class

MFS Investors Trust Series Initial Class

MFS New Discovery Series Initial Class

MFS Research Series Initial Class

MFS Total Return Series Initial Class

A tax-qualified and a non-tax-qualified investment division have been established within each investment option available in the Account.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

The changes in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for

B-30

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC’s general account to cover the contingency that a policy’s guaranteed benefit might exceed the benefit which would have been payable in the absence of such guarantee.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The following is a summary of significant accounting policies of the Account:

Investments

(a)	The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

(b)	Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date. Realized gains and losses are determined based on the cost of securities sold.

(c)	The cost of investments sold is determined on a first in, first out (FIFO) basis.

Individual Mortality Table Used and the Assumed Investment Return

The mortality charge for Variable Life Insurance policies is based on the 1980 Commissioners’ Standard Ordinary Mortality Table published by the National Association of Insurance Commissioners. The assumed investment return is 4.0%.

Federal Income Taxes

The operations of the Account are part of the operations of GIAC and, as such, are included in the consolidated tax return of Guardian. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

B-31

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 3 — PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year December 31, 2007 were as follows:

	Purchases	Sales
RS Core Equity VIP Series	$7,975,713	$15,570,631
RS S&P 500 Index VIP Series	1,103,473	1,231,216
RS Asset Allocation VIP Series	159,573	89,039
RS High Yield Bond VIP Series	18,092	4,842
RS Low Duration Bond VIP Series	22,053	20,908
RS Large Cap Value VIP Series	224,337	176,965
RS Partners VIP Series	304,513	104,718
RS Investment Quality Bond VIP Series	2,134,736	1,807,616
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	4,428,330	4,268,209
Gabelli Capital Asset Fund	2,267,124	1,932,162
RS International Growth VIP Series	2,371,909	1,801,160
RS Emerging Markets VIP Series	2,968,997	1,891,396
RS Small Cap Core Equity VIP Series	3,342,891	2,189,967
Value Line Centurion Fund	1,750,999	1,926,560
Value Line Strategic Asset Management Trust	2,779,566	2,201,285
AIM V.I. Capital Appreciation Fund Series I	309,878	578,939
AIM V.I. Utilities Fund Series I	567,266	484,274
AIM V.I. Core Equity Fund Series I	702,037	1,410,061
AllianceBernstein Growth & Income Portfolio Class B	292,758	342,828
AllianceBernstein Large Cap Growth Portfolio Class B	210,871	344,135
AllianceBernstein Global Technology Portfolio Class B	64,684	28,531
AllianceBernstein Value Portfolio Class B	344,138	275,507
American Century VP International Fund Class 1	447,991	550,231
American Century VP Value Fund Class 1	816,324	708,121
Davis Financial Portfolio	18,872	8,401
Davis Real Estate Portfolio	82,242	65,172
Davis Value Portfolio	91,632	44,191
Fidelity VIP Contrafund Portfolio Initial Class	4,471,031	1,411,675
Fidelity VIP Equity-Income Portfolio Initial Class	912,174	810,395
Fidelity VIP Growth Opportunities Portfolio Initial Class	326,895	480,222
Fidelity VIP High Income Portfolio Initial Class	217,635	202,395
Fidelity VIP Index 500 Portfolio Initial Class	1,364,046	1,929,295
Fidelity VIP Contrafund Portfolio Service Class 2	291,802	116,169
Fidelity VIP Equity-Income Portfolio Service Class 2	82,106	64,121
Fidelity VIP Growth Opportunities Portfolio Service Class 2	19,480	12,446
Fidelity VIP Mid Cap Portfolio Service Class 2	173,911	109,447
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	657,503	686,527
Janus Aspen Forty Portfolio Institutional Shares	282,065	631,388
Janus Aspen Large Cap Growth Portfolio Institutional Shares	257,353	299,431
Janus Aspen Worldwide Growth Portfolio Institutional Shares	440,204	674,789
Janus Aspen Mid Cap Growth Portfolio Service Shares	41,226	49,299
Janus Aspen Forty Portfolio Service Shares	35,191	44,431
Janus Aspen Large Cap Growth Portfolio Service Shares	56,380	50,516
Janus Aspen Worldwide Growth Portfolio Service Shares	51,383	41,450
MFS Research Bond Series Initial Class	96,291	68,637
MFS Emerging Growth Series Initial Class	493,311	1,085,653
MFS Investors Trust Series Initial Class	509,749	951,373
MFS New Discovery Series Initial Class	257,891	379,230
MFS Research Series Initial Class	52,110	52,383
MFS Total Return Series Initial Class	1,388,620	1,568,956

	$48,279,356	$51,777,293

B-32

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 4 — EXPENSES AND RELATED PARTY TRANSACTIONS

GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge through a reduction of the unit value, equal to an annual rate of .60% (will never be more than .90%) of the average daily net assets applicable to the Account for Park Avenue Life Series. For Park Avenue Millennium Series, GIAC deducts a monthly charge by redeeming units of the investment divisions, equal to an annual rate of .60% (reduced to .40% after the policy’s 12th anniversary) of the policy account value.

Under the terms of the policy, GIAC also deducts certain charges from the policy account value. These other contractual charges are deducted by redeeming units of the investment divisions and consist of:

a)	A monthly charge for the cost of life insurance, based on the face value of the policyowner’s insurance in force, as compensation for the anticipated cost of paying death benefits. For the years ended December 31, 2006 and 2007, deductions for cost of life insurance amounted to $10,743,396 and $10,402,808 respectively.

b)	Policy and administrative fees which vary with the face amount, age of the insured or the duration of the contract. For the years ended December 31, 2006 and 2007, these fees amounted to $3,251,649 and $2,994,151 respectively.

c)	An annual state premium tax charge as a percentage of the basic premium. This rate varies by state of jurisdiction.

Currently, GIAC makes no charge against the Account for GIAC’s federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

Guardian Investor Services LLC (GIS), a wholly owned subsidiary of The Guardian Life Insurance Company of America, has a majority interest in RS Investment Management Co. LLC (RS Investments), a San Francisco investment management firm specializing in mutual funds and institutional investment accounts.

RS Investments serves as investment adviser and administrator to each of the Variable Products Funds Series (RS Funds). GIS serves as sub-adviser to certain RS funds and is the principal underwriter to all RS Funds. Effective October 31, 2007, an accounting and administrative services agreement between GIS and RS Investments was terminated and RS Investments assumed responsibility for those functions. In addition, RS Investments, GIS, Guardian Baillie Gifford Ltd. (GBG), Baillie Gifford Overseas Ltd. (BG Overseas), and UBS Global Asset Management (UBS Global AM) will also have the roles described below. GIAC and BG Overseas each have an equity ownership interest in GBG.

RS Investments provides day-to-day investment management services to the following funds:

• RS Core Equity VIP Series	• RS Small Cap Core Equity VIP Series
• RS Partners VIP Series

As sub-adviser, GIS provides day-to-day investment management services to the following funds, subject to RS Investments’ general oversight of GIS’ performance:

• RS Asset Allocation VIP Series	• RS Low Duration Bond VIP Series
• RS Investment Quality Bond VIP Series	• RS Money Market VIP Series (formerly RS Cash Management VIP Series)
• RS High Yield Bond VIP Series
• RS S&P 500 Index VIP Series

GBG serves as sub-adviser, and BG Overseas serves as sub-sub-adviser and provides day-to-day investment management services to the following funds, subject to RS Investments’ and GBG’s general oversight of BG Overseas’ performance:

• RS International Growth VIP Series	• RS Emerging Markets VIP Series

B-33

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

As sub-adviser, UBS Global AM provides day-to-day investment management services to the following fund, subject to RS Investments’ general oversight of UBS Global AM’s performance:

•	RS Large Cap Value VIP Series

Under an investment management agreement between each RS Fund and RS Investments, the RS Funds pay a monthly fee to RS Investments at the annual rates shown in the tables below for investment advisory and administrative services. Under investment sub-advisory agreements between RS Investments and the respective sub-adviser for certain RS Funds specified below, RS Investments pays a monthly fee to the sub-adviser for investment advisory services at the annual rates set out in the table below, based on the respective RS Funds’ average daily net assets. The sub-advisory fee payable to GIS and GBG by RS Investments also covers the administrative and accounting services provided by GIS and GBG to the RS Funds.

RS Fund	Sub-adviser	Advisory Fee Rate	Sub-advisory Fee Rate
RS Core Equity VIP Series	None	0.50%	N/A
RS S&P 500 Index VIP Series	GIS	0.25%	0.2375%
RS Asset Allocation VIP Series	GIS	0.65%	0.6175%
RS High Yield Bond VIP Series	GIS	0.60%	0.5700%
RS Low Duration Bond VIP Series	GIS	0.45%	0.4275%
RS Large Cap Value VIP Series	UBS Global AM	0.78%	0.7410%
RS Partners VIP Series	None	1.00%	N/A
RS Small Cap Core Equity VIP Series	None	0.75%	N/A
RS International Growth VIP Series	GBG	0.80%	0.7600%
RS Emerging Markets VIP Series	GBG	1.00%	0.9500%
RS Investment Quality Bond VIP Series	GIS	0.50%	0.4750%
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	GIS	0.45%	0.4275%

Under a sub-sub-advisory agreement between GBG and BG Overseas, the sub-sub-advisory fee payable by GBG to BG Overseas is 0.40% of RS International Growth VIP Series average daily net assets and 0.50% of RS Emerging Markets VIP Series average daily net assets.

GIS has a management agreement with GCAF and earns fees of .40% of the average daily net assets. GIAC has administrative service fee agreements with AIM Advisors, Inc., Alliance Capital Management LP, American Century Investment Management Inc., Davis Selected Advisers LP, Fidelity Management & Research Company, Gabelli Funds, LLC, Janus Capital Management LLC, MFS Investment Management, and Value Line Inc., which compensate GIAC for administrative services provided. These fees range from .05% to .25% of the average daily net assets.

The amount retained by GIAC in the Account is comprised of amounts accruing to GIAC from the operations of the Account and retained therein. Amounts retained by GIAC in the Account may be transferred by GIAC to its general account.

B-34

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 5 — CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the years ended December 31, 2007 and 2006 were as follows:

	2007			2006
	Units Issued	Units Redeemed	Net Increase/ (Decrease)	Units Issued	Units Redeemed	Net Increase/ (Decrease)
RS Core Equity VIP Series	822,544	(1,131,645)	(309,101)	1,071,288	(1,366,025)	(294,737)
RS S&P 500 Index VIP Series	143,700	(157,614)	(13,914)	131,776	(107,657)	24,119
RS Asset Allocation VIP Series	14,052	(8,815)	5,237	11,942	(13,143)	(1,201)
RS High Yield Bond VIP Series	980	(356)	624	1,120	(792)	328
RS Low Duration Bond VIP Series	1,646	(2,013)	(367)	3,546	(10,849)	(7,303)
RS Large Cap Value VIP Series	18,297	(17,699)	598	22,623	(2,967)	19,656
RS Partners VIP Series	21,891	(8,633)	13,258	11,755	(7,752)	4,003
RS Investment Quality Bond VIP Series	143,795	(133,853)	9,942	74,755	(67,158)	7,597
RS Money Market VIP Series (formerly RS Cash Management VIP Series)	575,407	(569,078)	6,329	448,080	(484,951)	(36,871)
Gabelli Capital Asset Fund	103,536	(119,750)	(16,214)	113,662	(131,573)	(17,911)
RS International Growth VIP Series	144,939	(118,530)	26,409	116,740	(144,966)	(28,226)
RS Emerging Markets VIP Series	49,461	(62,649)	(13,188)	72,911	(39,635)	33,276
RS Small Cap Core Equity VIP Series	96,247	(153,329)	(57,082)	117,188	(137,685)	(20,497)
Value Line Centurion Fund	89,324	(127,480)	(38,156)	106,731	(129,403)	(22,672)
Value Line Strategic Asset Management Trust	81,688	(118,459)	(36,771)	103,900	(118,200)	(14,300)
AIM V.I. Capital Appreciation Fund Series I	39,367	(55,415)	(16,048)	50,477	(58,849)	(8,372)
AIM V.I. Utilities Fund Series I	48,991	(47,128)	1,863	59,755	(34,302)	25,453
AIM V.I. Core Equity Fund Series I	98,909	(146,936)	(48,027)	116,461	(155,954)	(39,493)
AllianceBernstein Growth & Income Portfolio Class B	19,556	(27,979)	(8,423)	26,522	(36,299)	(9,777)
AllianceBernstein Large Cap Growth Portfolio Class B	17,359	(26,604)	(9,245)	34,088	(23,338)	10,750
AllianceBernstein Global Technology Portfolio Class B	5,298	(2,336)	2,962	3,280	(4,322)	(1,042)
AllianceBernstein Value Portfolio Class B	22,761	(20,808)	1,953	28,488	(13,071)	15,417
American Century VP International Fund Class 1	33,104	(38,570)	(5,466)	62,139	(40,229)	21,910
American Century VP Value Fund Class 1	32,161	(44,488)	(12,327)	41,810	(37,801)	4,009
Davis Financial Portfolio	830	(547)	283	989	(910)	79
Davis Real Estate Portfolio	1,080	(2,144)	(1,064)	1,061	(1,045)	16
Davis Value Portfolio	5,223	(3,547)	1,676	7,011	(4,914)	2,097
Fidelity VIP Contrafund Portfolio Initial Class	153,774	(150,592)	3,182	261,273	(168,869)	92,404
Fidelity VIP Equity-Income Portfolio Initial Class	57,561	(73,095)	(15,534)	59,798	(57,829)	1,969
Fidelity VIP Growth Opportunities Portfolio Initial Class	51,398	(59,781)	(8,383)	66,851	(74,040)	(7,189)
Fidelity VIP High Income Portfolio Initial Class	17,313	(19,256)	(1,943)	17,792	(13,514)	4,278
Fidelity VIP Index 500 Portfolio Initial Class	109,048	(158,687)	(49,639)	144,145	(186,289)	(42,144)
Fidelity VIP Contrafund Portfolio Service Class 2	9,050	(8,467)	583	11,565	(6,723)	4,842
Fidelity VIP Equity-Income Portfolio Service Class 2	3,588	(4,281)	(693)	4,811	(3,770)	1,041
Fidelity VIP Growth Opportunities Portfolio Service Class 2	2,063	(1,343)	720	3,171	(4,024)	(853)
Fidelity VIP Mid Cap Portfolio Service Class 2	5,428	(5,069)	359	5,756	(3,980)	1,776
Janus Aspen Mid Cap Growth Portfolio Institutional Shares	207,171	(207,848)	(677)	146,453	(136,012)	10,441
Janus Aspen Forty Portfolio Institutional Shares	39,673	(73,303)	(33,630)	58,012	(51,012)	7,000
Janus Aspen Large Cap Growth Portfolio Institutional Shares	44,761	(49,290)	(4,529)	61,112	(64,370)	(3,258)
Janus Aspen Worldwide Growth Portfolio Institutional Shares	98,680	(124,979)	(26,299)	106,809	(115,251)	(8,442)
Janus Aspen Mid Cap Growth Portfolio Service Shares	3,611	(4,280)	(669)	4,998	(5,727)	(729)
Janus Aspen Forty Portfolio Service Shares	2,628	(3,199)	(571)	3,507	(1,748)	1,759
Janus Aspen Large Cap Growth Portfolio Service Shares	5,337	(5,006)	331	7,819	(6,607)	1,212
Janus Aspen Worldwide Growth Portfolio Service Shares	4,919	(4,245)	674	7,660	(8,841)	(1,181)
MFS Research Bond Series Initial Class	6,663	(5,579)	1,084	10,794	(7,423)	3,371
MFS Emerging Growth Series Initial Class	53,964	(92,311)	(38,347)	79,806	(111,682)	(31,876)
MFS Investors Trust Series Initial Class	46,387	(75,910)	(29,523)	54,621	(67,666)	(13,045)
MFS New Discovery Series Initial Class	24,773	(42,605)	(17,832)	33,889	(40,343)	(6,454)
MFS Research Series Initial Class	7,880	(7,522)	358	12,959	(6,606)	6,353
MFS Total Return Series Initial Class	91,530	(114,815)	(23,285)	106,152	(76,894)	29,258

B-35

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

NOTE 6 — UNIT VALUES

The following represent amounts for the years ended December 31, excluding the effect of the expenses of the underlying fund portfolios and charges made directly to contract owner accounts through redemption of units.

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
RS Core Equity VIP Series
2007	5,112,924	$23.50	$120,144,083	0.60%	0.92%	14.50%
2006	5,424,642	20.52	111,330,703	0.60%	1.92%	16.56%
2005	5,726,889	17.61	100,835,439	0.60%	1.18%	3.67%
2004	6,258,037	16.98	106,285,985	0.60%	1.84%	5.37%
2003	6,350,198	16.12	102,358,274	0.60%	0.99%	20.72%
RS S&P 500 Index VIP Series
2007	289,989	$10.71	$3,107,048	0.60%	1.70%	4.59%
2006	286,123	10.24	2,931,209	0.60%	1.70%	14.77%
2005	278,725	8.93	2,488,039	0.60%	1.60%	3.91%
2004	252,174	8.59	2,166,279	0.60%	1.81%	9.92%
2003	188,481	7.81	1,472,962	0.60%	2.16%	27.48%
RS Asset Allocation VIP Series
2007	41,087	$12.15	$499,164	0.60%	2.55%	4.59%
2006	36,872	11.62	428,283	0.60%	3.75%	12.69%
2005	39,132	10.31	403,364	0.60%	0.73%	3.73%
2004	36,143	9.94	359,147	0.60%	1.34%	9.64%
2003	28,178	9.06	255,377	0.60%	3.20%	26.93%
RS Low Duration Bond VIP Series(4)
2007	12,315	$10.97	$135,108	0.60%	4.45%	4.84%
2006	12,713	10.46	133,041	0.60%	3.38%	3.45%
2005	19,931	10.12	201,614	0.60%	4.80%	0.64%
2004	1,404	10.05	14,114	0.60%	1.78%	0.51%
2003	—	—	—	—	—	—
RS Large Cap Value VIP Series(4)
2007	36,611	$14.40	$527,209	0.60%	1.42%	-0.25%
2006	36,233	14.44	523,045	0.60%	1.36%	17.58%
2005	16,972	12.28	208,366	0.60%	1.69%	8.97%
2004	2,958	11.27	33,320	0.60%	1.01%	12.66%
2003	—	—	—	—	—	—
RS Partners VIP Series(4)
2007	51,161	$12.64	$646,719	0.60%	0.00%	-2.61%
2006	38,055	12.98	493,954	0.60%	0.25%	8.70%
2005	34,444	11.94	411,315	0.60%	0.15%	3.59%
2004	5,280	11.53	60,864	0.60%	0.67%	15.28%
2003	—	—	—	—	—	—
RS Investment Quality Bond VIP Series
2007	226,266	$18.93	$4,283,166	0.60%	4.69%	5.59%
2006	217,036	17.93	3,891,091	0.60%	4.57%	3.56%
2005	210,985	17.31	3,652,503	0.60%	3.98%	1.74%
2004	219,034	17.02	3,727,095	0.60%	4.14%	3.58%
2003	232,830	16.43	3,824,804	0.60%	3.86%	4.11%
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	226,238	$14.53	$3,287,287	0.60%	4.84%	4.07%
2006	222,338	13.96	3,104,293	0.60%	4.58%	3.91%
2005	260,374	13.44	3,498,700	0.60%	2.78%	2.07%
2004	278,946	13.16	3,672,069	0.60%	0.88%	0.24%
2003	300,042	13.13	3,940,224	0.60%	0.71%	0.06%

B-36

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
Gabelli Capital Asset Fund
2007	437,767	$24.33	$10,652,000	0.60%	0.46%	8.48%
2006	454,973	22.43	10,205,276	0.60%	0.30%	21.20%
2005	472,532	18.51	8,745,079	0.60%	0.29%	1.42%
2004	422,579	18.25	7,711,143	0.60%	0.36%	14.85%
2003	376,040	15.89	5,974,713	0.60%	0.12%	34.64%
RS International Growth VIP Series
2007	506,371	$27.97	$14,162,516	0.60%	3.53%	14.33%
2006	512,946	24.46	12,548,221	0.60%	1.13%	22.69%
2005	518,893	19.94	10,346,225	0.60%	1.56%	15.32%
2004	534,388	17.29	9,239,518	0.60%	0.26%	16.02%
2003	502,791	14.90	7,492,681	0.60%	1.58%	29.25%
RS Emerging Markets VIP Series
2007	198,941	$47.49	$9,447,702	0.60%	2.05%	44.52%
2006	208,577	32.86	6,853,678	0.60%	0.69%	35.37%
2005	178,762	24.27	4,339,092	0.60%	1.11%	39.67%
2004	129,235	17.38	2,245,989	0.60%	0.22%	22.82%
2003	96,380	14.15	1,363,836	0.60%	0.88%	52.99%
RS Small Cap Core Equity VIP Series
2007	481,064	$18.83	$9,058,650	0.60%	0.80%	4.50%
2006	538,285	18.02	9,699,740	0.60%	0.00%	16.46%
2005	561,697	15.47	8,690,754	0.60%	0.23%	-0.44%
2004	605,526	15.54	9,410,085	0.60%	0.00%	14.48%
2003	555,881	13.57	7,545,937	0.60%	0.00%	42.58%
Value Line Centurion Fund
2007	527,709	$22.26	$11,747,806	0.60%	0.00%	19.99%
2006	567,156	18.55	10,522,225	0.60%	0.00%	3.23%
2005	591,740	17.97	10,634,971	0.60%	0.00%	8.47%
2004	625,377	16.57	10,361,625	0.60%	0.00%	10.84%
2003	630,525	14.95	9,424,865	0.60%	0.00%	18.77%
Value Line Strategic Asset Management Trust
2007	516,874	$27.95	$14,446,616	0.60%	0.95%	14.59%
2006	552,511	24.39	13,476,532	0.60%	0.93%	6.21%
2005	568,365	22.97	13,052,581	0.60%	0.45%	8.43%
2004	575,420	21.18	12,187,571	0.60%	0.34%	11.52%
2003	570,920	18.99	10,843,483	0.60%	0.72%	15.83%
AIM V.I. Capital Appreciation Fund Series I
2007	198,897	$14.70	$2,924,278	0.60%	0.00%	11.34%
2006	215,184	13.20	2,841,460	0.60%	0.06%	5.66%
2005	222,172	12.50	2,776,528	0.60%	0.06%	8.18%
2004	244,154	11.55	2,820,455	0.60%	0.00%	5.98%
2003	231,653	10.90	2,524,939	0.60%	0.00%	28.74%
AIM V.I. Utilities Fund Series I
2007	116,878	$12.45	$1,454,946	0.60%	1.92%	19.92%
2006	115,755	10.38	1,201,605	0.60%	4.04%	24.71%
2005	89,121	8.32	741,839	0.60%	3.27%	16.13%
2004	40,299	7.17	288,844	0.60%	3.05%	23.76%
2003	29,760	5.79	172,353	0.60%	3.33%	18.32%
AIM V.I. Core Equity Fund Series I
2007	466,172	$14.21	$6,624,773	0.60%	1.07%	7.47%
2006	514,779	13.22	6,807,179	0.60%	1.61%	14.55%
2005	555,776	11.54	6,415,654	0.60%	0.84%	5.02%
2004	590,026	10.99	6,485,389	0.60%	0.48%	5.14%
2003	587,500	10.45	6,142,189	0.60%	0.30%	24.33%

B-37

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
AllianceBernstein Growth & Income Portfolio Class B
2007	91,148	$14.50	$1,321,679	0.60%	1.23%	4.23%
2006	100,011	13.91	1,391,335	0.60%	1.15%	16.28%
2005	111,130	11.96	1,329,545	0.60%	1.26%	3.97%
2004	65,721	11.51	756,260	0.60%	0.72%	10.55%
2003	42,229	10.41	439,557	0.60%	0.52%	31.39%
AllianceBernstein Large Cap Growth Porfolio Class B
2007	19,167	$13.23	$253,642	0.60%	0.00%	12.93%
2006	18,999	11.72	222,639	0.60%	0.00%	-1.24%
2005	17,830	11.86	211,553	0.60%	0.00%	14.15%
2004	9,509	10.39	98,837	0.60%	0.00%	7.69%
2003	7,220	9.65	69,681	0.60%	0.00%	22.63%
AllianceBernstein Global Technology Portfolio Class B
2007	14,965	$13.45	$201,331	0.60%	0.00%	19.17%
2006	12,010	11.29	135,573	0.60%	0.00%	7.73%
2005	13,130	10.48	137,585	0.60%	0.00%	3.03%
2004	32,338	10.17	328,907	0.60%	0.00%	4.45%
2003	11,964	9.74	116,500	0.60%	0.00%	42.93%
AllianceBernstein Value Portfolio Class B
2007	75,573	$14.63	$1,105,448	0.60%	1.15%	-4.74%
2006	73,914	15.36	1,134,967	0.60%	0.92%	20.30%
2005	58,913	12.76	751,951	0.60%	1.15%	4.85%
2004	25,825	12.17	314,384	0.60%	0.84%	12.69%
2003	12,410	10.80	134,062	0.60%	0.73%	27.69%
American Century VP International Fund Class 1
2007	157,258	$18.30	$2,878,114	0.60%	0.64%	17.35%
2006	162,724	15.60	2,537,869	0.60%	1.46%	24.28%
2005	140,814	12.55	1,767,163	0.60%	1.11%	12.57%
2004	136,913	11.15	1,526,291	0.60%	0.55%	14.23%
2003	139,596	9.76	1,362,312	0.60%	0.61%	23.76%
American Century VP Value Fund Class 1
2007	205,500	$18.18	$3,736,099	0.60%	1.59%	-5.71%
2006	217,827	19.28	4,199,936	0.60%	1.33%	17.94%
2005	213,818	16.35	3,495,498	0.60%	0.82%	4.40%
2004	184,554	15.66	2,889,837	0.60%	0.99%	13.65%
2003	174,744	13.78	2,407,698	0.60%	0.91%	28.18%
Fidelity VIP Contrafund Portfolio Initial Class
2007	798,298	$16.14	$12,885,693	0.60%	0.95%	16.89%
2006	795,116	13.81	10,980,151	0.60%	1.32%	11.05%
2005	702,712	12.44	8,738,786	0.60%	0.25%	16.24%
2004	515,446	10.70	5,514,677	0.60%	0.29%	14.78%
2003	363,769	9.32	3,390,695	0.60%	0.27%	27.69%
Fidelity VIP Equity-Income Portfolio Initial Class
2007	253,800	$17.48	$4,436,997	0.60%	1.79%	0.92%
2006	269,334	17.32	4,665,581	0.60%	3.34%	19.47%
2005	267,365	14.50	3,876,601	0.60%	1.53%	5.23%
2004	247,146	13.78	3,405,336	0.60%	1.32%	10.86%
2003	194,225	12.43	2,414,028	0.60%	1.39%	29.55%

B-38

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
Fidelity VIP Growth Opportunities Portfolio Initial Class
2007	293,647	$12.94	$3,798,463	0.60%	0.00%	22.44%
2006	302,030	10.56	3,190,760	0.60%	0.69%	4.82%
2005	309,219	10.08	3,116,417	0.60%	0.92%	8.24%
2004	337,316	9.31	3,140,861	0.60%	0.52%	6.55%
2003	326,170	8.74	2,850,483	0.60%	0.67%	29.09%
Fidelity VIP High Income Portfolio Initial Class
2007	50,031	$11.00	$550,431	0.60%	7.66%	2.17%
2006	51,974	10.77	559,673	0.60%	8.25%	10.57%
2005	47,696	9.74	464,507	0.60%	15.70%	2.08%
2004	43,130	9.54	411,467	0.60%	8.02%	8.93%
2003	39,334	8.76	344,478	0.60%	5.38%	26.50%
Fidelity VIP Index 500 Portfolio Initial Class
2007	619,065	$15.71	$9,725,332	0.60%	3.58%	4.81%
2006	668,704	14.99	10,023,356	0.60%	1.72%	15.03%
2005	710,848	13.03	9,262,496	0.60%	1.72%	4.19%
2004	707,967	12.51	8,853,582	0.60%	1.23%	9.95%
2003	657,718	11.37	7,480,915	0.60%	1.31%	27.64%
Janus Aspen Mid Cap Growth Portfolio Institutional Shares
2007	549,395	$7.21	$3,962,666	0.60%	0.22%	21.31%
2006	550,072	5.95	3,270,645	0.60%	0.00%	12.93%
2005	539,631	5.27	2,841,199	0.60%	0.00%	11.63%
2004	488,486	4.72	2,303,910	0.60%	0.00%	20.02%
2003	439,384	3.93	1,726,627	0.60%	0.00%	34.29%
Janus Aspen Forty Portfolio Institutional Shares
2007	180,322	$12.07	$2,177,231	0.60%	0.34%	36.17%
2006	213,952	8.87	1,897,099	0.60%	0.36%	8.69%
2005	206,952	8.16	1,688,328	0.60%	0.23%	12.17%
2004	182,717	7.27	1,328,887	0.60%	0.24%	17.52%
2003	210,862	6.19	1,304,983	0.60%	0.47%	19.81%
Janus Aspen Large Cap Growth Portfolio Institutional Shares
2007	226,895	$7.94	$1,800,747	0.60%	0.73%	14.40%
2006	231,424	6.94	1,605,476	0.60%	0.49%	10.71%
2005	234,682	6.27	1,470,581	0.60%	0.34%	3.66%
2004	218,213	6.04	1,319,091	0.60%	0.16%	3.89%
2003	190,377	5.82	1,107,749	0.60%	0.09%	30.94%
Janus Aspen Worldwide Growth Portfolio Institutional Shares
2007	436,420	$7.94	$3,466,700	0.60%	0.75%	8.97%
2006	462,719	7.29	3,373,062	0.60%	1.77%	17.49%
2005	471,161	6.20	2,923,191	0.60%	1.41%	5.23%
2004	438,183	5.90	2,583,471	0.60%	1.04%	4.15%
2003	415,994	5.66	2,354,942	0.60%	1.03%	23.25%
MFS Research Bond Series Initial Class
2007	35,720	$16.25	$580,265	0.60%	3.16%	3.58%
2006	34,636	15.68	543,204	0.60%	4.09%	3.42%
2005	31,265	15.16	474,115	0.60%	5.16%	0.90%
2004	23,148	15.03	347,875	0.60%	7.16%	5.43%
2003	25,534	14.25	363,977	0.60%	5.72%	8.68%

B-39

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE LIFE SERIES
MFS Emerging Growth Series Initial Class
2007	297,888	$15.38	$4,580,101	0.60%	0.00%	20.45%
2006	335,083	12.77	4,277,446	0.60%	0.00%	7.25%
2005	367,021	11.90	4,368,593	0.60%	0.00%	8.53%
2004	363,633	10.97	3,987,917	0.60%	0.00%	12.28%
2003	354,022	9.77	3,457,892	0.60%	0.00%	29.45%
MFS Investors Trust Series Initial Class
2007	257,257	$15.81	$4,067,933	0.60%	0.86%	9.64%
2006	286,660	14.42	4,134,181	0.60%	0.49%	12.32%
2005	300,495	12.84	3,858,499	0.60%	0.55%	6.67%
2004	308,794	12.04	3,717,155	0.60%	0.61%	10.69%
2003	296,568	10.88	3,225,337	0.60%	0.61%	21.41%
MFS New Discovery Series Initial Class
2007	86,671	$10.10	$875,419	0.60%	0.00%	1.90%
2006	104,558	9.91	1,036,374	0.60%	0.00%	12.54%
2005	111,837	8.81	985,039	0.60%	0.00%	4.61%
2004	119,420	8.42	1,005,436	0.60%	0.00%	5.88%
2003	127,979	7.95	1,017,678	0.60%	0.00%	32.91%
MFS Research Series Initial Class
2007	42,325	$9.94	$420,868	0.60%	0.69%	12.52%
2006	41,567	8.84	367,327	0.60%	0.49%	9.81%
2005	36,862	8.05	296,635	0.60%	0.48%	7.15%
2004	36,083	7.51	270,976	0.60%	1.08%	15.15%
2003	36,356	6.52	237,100	0.60%	0.65%	23.96%
MFS Total Return Series Initial Class
2007	322,862	$18.35	$5,924,724	0.60%	2.52%	3.59%
2006	350,136	17.71	6,202,580	0.60%	2.29%	11.22%
2005	327,243	15.93	5,212,092	0.60%	1.95%	2.20%
2004	276,853	15.58	4,314,493	0.60%	1.70%	10.65%
2003	272,255	14.08	3,834,427	0.60%	1.70%	15.62%

B-40

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
RS Core Equity VIP Series
2007	168,956	$8.93	$1,508,697	—	0.92%	15.19%
2006	166,339	7.75	1,289,496	—	1.92%	17.26%
2005	158,829	6.61	1,050,011	—	1.18%	4.30%
2004	156,202	6.34	990,102	—	1.84%	6.00%
2003	113,938	5.98	681,302	—	0.99%	21.45%
RS S&P 500 Index VIP Series
2007	93,447	$11.11	$1,037,940	—	1.70%	5.22%
2006	111,227	10.56	1,174,167	—	1.70%	15.46%
2005	94,506	9.14	864,080	—	1.60%	4.54%
2004	96,586	8.75	844,746	—	1.81%	10.59%
2003	74,588	7.91	589,885	—	2.16%	28.25%
RS Asset Allocation VIP Series
2007	8,329	$12.68	$105,585	—	2.55%	5.23%
2006	7,307	12.05	88,025	—	3.75%	13.37%
2005	6,248	10.63	66,393	—	0.73%	4.36%
2004	4,875	10.18	49,640	—	1.34%	10.31%
2003	3,507	9.23	32,379	—	3.20%	27.70%
RS High Yield Bond VIP Series
2007	3,558	$14.58	$51,897	—	8.61%	1.19%
2006	2,934	14.41	42,285	—	7.41%	9.17%
2005	2,606	13.20	34,402	—	6.23%	3.30%
2004	2,756	12.78	35,220	—	6.93%	9.22%
2003	2,123	11.70	24,840	—	7.89%	17.95%
RS Low Duration Bond VIP Series(4)
2007	87	$11.22	$976	—	4.45%	5.48%
2006	56	10.63	591	—	3.38%	4.07%
2005	141	10.22	1,440	—	4.80%	1.25%
2004	467	10.09	4,710	—	1.78%	0.91%
2003	—	—	—	—	—	—
RS Large Cap Value VIP Series(4)
2007	1,988	$14.72	$29,266	—	1.42%	0.36%
2006	1,768	14.67	25,943	—	1.36%	18.29%
2005	1,373	12.40	17,030	—	1.69%	9.63%
2004	—	—	—	—	—	—
2003	—	—	—	—	—	—
RS Partners VIP Series(4)
2007	658	$12.92	$8,499	—	0.00%	-2.03%
2006	506	13.19	6,681	—	0.25%	9.35%
2005	114	12.06	1,377	—	0.15%	4.22%
2004	3	11.57	35	—	0.67%	15.74%
2003	—	—	—	—	—	—
RS Investment Quality Bond VIP Series
2007	12,674	$15.69	$198,826	—	4.69%	6.22%
2006	11,962	14.77	176,668	—	4.57%	4.19%
2005	10,416	14.17	147,649	—	3.98%	2.35%
2004	9,104	13.85	126,084	—	4.14%	4.21%
2003	6,251	13.29	83,068	—	3.86%	4.73%
RS Money Market VIP Series (formerly RS Cash Management VIP Series)
2007	22,085	$12.37	$273,190	—	4.84%	4.70%
2006	19,656	11.81	232,239	—	4.58%	4.53%
2005	18,491	11.30	209,000	—	2.78%	2.69%
2004	27,784	11.01	305,798	—	0.88%	0.85%
2003	25,483	10.91	278,111	—	0.71%	0.66%

B-41

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Gabelli Capital Asset Fund
2007	30,491	$18.83	$574,142	—	0.46%	9.13%
2006	29,499	17.25	508,968	—	0.30%	21.93%
2005	29,851	14.15	422,395	—	0.29%	2.03%
2004	33,300	13.87	461,813	—	0.36%	15.54%
2003	27,025	12.00	324,366	—	0.12%	35.46%
RS International Growth VIP Series
2007	56,884	$13.99	$795,743	—	3.53%	15.02%
2006	23,900	12.16	290,671	—	1.13%	23.43%
2005	46,179	9.85	455,023	—	1.56%	16.02%
2004	32,613	8.49	276,985	—	0.26%	16.72%
2003	30,833	7.28	224,347	—	1.58%	30.03%
RS Emerging Markets VIP Series
2007	7,418	$39.88	$295,850	—	2.05%	45.40%
2006	10,970	27.43	300,887	—	0.69%	36.19%
2005	7,509	20.14	151,225	—	1.11%	40.51%
2004	4,499	14.33	64,487	—	0.22%	23.56%
2003	3,079	11.60	35,724	—	0.88%	53.92%
RS Small Cap Core Equity VIP Series
2007	34,141	$14.36	$490,113	—	0.80%	5.13%
2006	34,002	13.65	464,304	—	0.00%	17.17%
2005	31,087	11.65	362,295	—	0.23%	0.16%
2004	25,078	11.64	291,786	—	0.00%	15.17%
2003	19,011	10.10	192,060	—	0.00%	43.44%
Value Line Centurion Fund
2007	13,354	$9.98	$133,306	—	0.00%	20.72%
2006	12,063	8.27	99,754	—	0.00%	3.85%
2005	10,151	7.96	80,829	—	0.00%	9.13%
2004	9,073	7.30	66,207	—	0.00%	11.52%
2003	7,685	6.54	50,283	—	0.00%	19.49%
Value Line Strategic Asset Management Trust
2007	29,707	$13.07	$388,319	—	0.95%	15.28%
2006	30,841	11.34	349,700	—	0.93%	6.85%
2005	29,287	10.61	310,789	—	0.45%	9.08%
2004	29,341	9.73	285,436	—	0.34%	12.19%
2003	23,102	8.67	200,324	—	0.72%	16.53%
AIM V.I. Capital Appreciation Fund Series I
2007	12,985	$8.51	$110,556	—	0.00%	12.01%
2006	12,746	7.60	96,880	—	0.06%	6.30%
2005	14,130	7.15	101,034	—	0.06%	8.84%
2004	23,613	6.57	155,132	—	0.00%	6.63%
2003	19,309	6.16	118,972	—	0.00%	29.52%
AIM V.I. Utilities Fund Series I
2007	2,611	$12.86	$33,577	—	1.92%	20.64%
2006	1,871	10.66	19,952	—	4.04%	25.46%
2005	3,052	8.50	25,935	—	3.27%	16.83%
2004	4,625	7.27	33,636	—	3.05%	24.51%
2003	3,106	5.84	18,140	—	3.33%	19.03%
2002	2,128	4.90	10,443	—	4.94%	-25.61%
AIM V.I. Core Equity Fund Series I
2007	27,607	$8.94	$246,937	—	1.07%	8.12%
2006	27,027	8.27	223,603	—	1.61%	15.24%
2005	25,523	7.18	183,227	—	0.84%	5.65%
2004	24,858	6.79	168,902	—	0.48%	5.77%
2003	21,806	6.42	140,079	—	0.30%	25.08%

B-42

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
AllianceBernstein Growth & Income Portfolio Class B
2007	4,469	$14.45	$64,562	—	1.23%	4.86%
2006	4,029	13.78	55,514	—	1.15%	16.98%
2005	2,687	11.78	31,642	—	1.26%	4.60%
2004	183	11.26	2,056	—	0.72%	11.22%
2003	631	10.12	6,387	—	0.52%	32.18%
AllianceBernstein Large Cap Growth Portfolio Class B
2007	360	$13.69	$4,932	—	0.00%	13.61%
2006	9,773	12.05	117,774	—	0.00%	-0.64%
2005	192	12.13	2,326	—	0.00%	14.84%
2004	120	10.56	1,268	—	0.00%	8.35%
2003	19	9.75	189	—	0.00%	23.37%
AllianceBernstein Global Technology Portfolio Class B
2007	347	$13.92	$4,833	—	0.00%	19.89%
2006	340	11.61	3,950	—	0.00%	8.38%
2005	262	10.71	2,808	—	0.00%	3.65%
2004	215	10.34	2,219	—	0.00%	5.09%
2003	225	9.84	2,211	—	0.00%	43.79%
AllianceBernstein Value Portfolio Class B
2007	1,961	$15.11	$29,626	—	1.15%	-4.16%
2006	1,667	15.76	26,281	—	0.92%	21.03%
2005	1,251	13.03	16,298	—	1.15%	5.48%
2004	859	12.35	10,604	—	0.84%	13.37%
2003	560	10.89	6,104	—	0.73%	28.46%
Davis Financial Portfolio
2007	5,401	$15.48	$83,638	—	1.15%	-6.05%
2006	5,121	16.48	84,396	—	0.60%	18.50%
2005	5,042	13.91	70,114	—	0.55%	8.38%
2004	4,164	12.83	53,428	—	0.40%	10.32%
2003	3,220	11.63	37,453	—	0.41%	32.15%
Davis Real Estate Portfolio
2007	3,936	$28.61	$112,618	—	3.39%	-15.48%
2006	5,000	33.85	169,263	—	3.11%	34.37%
2005	4,984	25.19	125,566	—	3.40%	13.14%
2004	3,450	22.27	76,819	—	3.32%	33.35%
2003	3,130	16.70	52,267	—	4.95%	36.79%
Davis Value Portfolio
2007	31,961	$14.42	$460,912	—	1.20%	4.64%
2006	30,285	13.78	417,396	—	0.82%	15.00%
2005	28,188	11.98	337,818	—	1.02%	9.44%
2004	26,679	10.95	292,139	—	0.95%	12.33%
2003	19,347	9.75	188,594	—	0.87%	29.76%
Fidelity VIP Contrafund Portfolio Service Class 2
2007	40,664	$16.71	$679,679	—	0.76%	17.30%
2006	40,081	14.25	571,115	—	1.00%	11.43%
2005	35,239	12.79	450,607	—	0.11%	16.65%
2004	28,593	10.96	313,449	—	0.18%	15.16%
2003	19,630	9.52	186,863	—	0.25%	28.20%
Fidelity VIP Equity-Income Portfolio Service Class 2
2007	18,535	$15.59	$288,874	—	1.61%	1.27%
2006	19,228	15.39	295,921	—	2.94%	19.93%
2005	18,187	12.83	233,384	—	1.59%	5.57%
2004	22,440	12.16	272,772	—	1.28%	11.23%
2003	17,636	10.93	192,719	—	1.30%	30.03%

B-43

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
Fidelity VIP Growth Opportunities Portfolio Service Class 2
2007	7,815	$11.06	$86,423	—	0.00%	22.91%
2006	7,095	9.00	63,849	—	0.47%	5.12%
2005	7,948	8.56	68,038	—	0.60%	8.82%
2004	6,699	7.87	52,769	—	0.29%	6.75%
2003	5,194	7.37	38,276	—	0.31%	29.40%
Fidelity VIP Mid Cap Portfolio Service Class 2
2007	26,774	$25.22	$675,198	—	0.49%	15.34%
2006	26,415	21.86	577,536	—	0.17%	12.40%
2005	24,639	19.45	479,269	—	0.00%	18.02%
2004	21,363	16.48	352,119	—	0.00%	24.66%
2003	16,975	13.22	224,446	—	0.18%	38.25%
Janus Aspen Mid Cap Growth Portfolio Service Shares
2007	20,969	$14.96	$313,641	—	0.07%	21.74%
2006	21,638	12.29	265,857	—	0.00%	13.31%
2005	22,367	10.84	242,542	—	0.00%	12.03%
2004	26,903	9.68	260,407	—	0.00%	20.48%
2003	21,160	8.03	170,006	—	0.00%	34.76%
Janus Aspen Forty Portfolio Service Shares
2007	15,075	$18.15	$273,661	—	0.18%	36.63%
2006	15,646	13.29	207,867	—	0.15%	9.12%
2005	13,887	12.18	169,087	—	0.01%	12.56%
2004	12,761	10.82	138,047	—	0.03%	17.97%
2003	10,333	9.17	94,750	—	0.26%	20.23%
Janus Aspen Large Cap Growth Portfolio Service Shares
2007	26,154	$11.63	$304,300	—	0.59%	14.80%
2006	25,823	10.14	261,720	—	0.29%	11.13%
2005	24,611	9.12	224,451	—	0.13%	4.01%
2004	23,037	8.77	201,985	—	0.00%	4.20%
2003	19,181	8.41	161,399	—	0.00%	31.49%
Janus Aspen Worldwide Growth Portfolio Service Shares
2007	30,723	$11.99	$368,314	—	0.57%	9.36%
2006	30,049	10.96	329,393	—	1.60%	17.94%
2005	31,230	9.29	290,273	—	1.27%	5.57%
2004	27,321	8.80	240,548	—	0.96%	4.53%
2003	22,828	8.42	192,285	—	0.84%	23.68%
MFS Emerging Growth Series Initial Class
2007	23,786	$7.61	$181,082	—	0.00%	21.17%
2006	24,938	6.28	156,672	—	0.00%	7.89%
2005	24,876	5.82	144,853	—	0.00%	9.19%
2004	30,428	5.33	162,268	—	0.00%	12.96%
2003	24,782	4.72	117,000	—	0.00%	30.23%
MFS Investors Trust Series Initial Class
2007	7,163	$11.82	$84,673	—	0.86%	10.31%
2006	7,283	10.72	78,044	—	0.49%	12.99%
2005	6,493	9.48	61,579	—	0.55%	7.31%
2004	6,055	8.84	53,510	—	0.61%	11.36%
2003	4,492	7.94	35,648	—	0.61%	22.15%

B-44

The Guardian Separate Account K

NOTES TO FINANCIAL STATEMENTS

December 31, 2007 (continued)

	Units	Net Assets		Expense Ratio(1)	Investment Income Ratio(2)	Total Return(3)
		Unit Value	In whole $
PARK AVENUE MILLENNIUM SERIES
MFS New Discovery Series Initial Class
2007	15,592	$10.56	$164,653	—	0.00%	2.52%
2006	15,537	10.30	160,050	—	0.00%	13.22%
2005	14,712	9.10	133,857	—	0.00%	5.25%
2004	13,387	8.64	115,732	—	0.00%	6.52%
2003	11,520	8.12	93,491	—	0.00%	33.72%
MFS Research Series Initial Class
2007	13,557	$10.24	$138,773	—	0.69%	13.20%
2006	13,957	9.04	126,203	—	0.49%	10.48%
2005	12,309	8.18	100,752	—	0.48%	7.80%
2004	10,147	7.59	77,044	—	1.08%	15.85%
2003	8,311	6.55	54,471	—	0.65%	24.71%
MFS Total Return Series Initial Class
2007	42,518	$16.43	$698,513	—	2.52%	4.21%
2006	38,529	15.76	607,381	—	2.29%	11.89%
2005	32,164	14.09	453,140	—	1.95%	2.82%
2004	28,099	13.70	385,014	—	1.70%	11.32%
2003	21,346	12.31	262,749	—	1.70%	16.32%

(1)

These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyowner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests. The investment income ratio is annualized in the initial year in which units of a product were purchased. For 2007, 2006, 2005 and 2004, average net assets are based on the net assets calculated on January 1 and each of the twelve month-ends within the year. For 2003 the average net assets are calculated based on mortality and expense charges divided by annual rate of mortality and expense risk.

(3)

Total returns are not annualized for periods less than a year. These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment divisions with a date notation indicate the effective date of that investment division in the variable account. The total returns are calculated for each period indicated or from the effective date through the end of the reporting period.

(4)	Portfolio commenced operations on May 1, 2004.

B-45

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of The Guardian Insurance & Annuity Company, Inc. and the Contract Owners of The Guardian Separate Account K:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the investment options listed in Note 1 of The Guardian Separate Account K at December 31, 2007, the results of each of their operations for the year then ended and the changes in each of their net assets for the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Guardian Insurance & Annuity Company, Inc. management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying funds owned at December 31, 2007 by correspondence with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

March 27, 2008

New York, New York

B-46

(This page intentionally left blank.)

B-47

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

The Guardian Insurance & Annuity Company, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS

	As of December 31,
	2007	2006
	(In millions)
Assets:
Bonds, available for sale, at fair value (amortized cost $1,719 million; $1,925 million, respectively)	$1,715	$1,912
Affiliated mutual funds, available for sale, at fair value (cost $15 million; $19 million, respectively)	12	23
Trading securities, at fair value (cost $17 million; and $1 million respectively)	17	1
Preferred stock, available for sale, at fair value (amortized cost $7 million; $8 million, respectively)	7	8
Policy loans	96	91
Cash and cash equivalents	219	380
Other invested assets	2	1

Total invested assets	2,068	2,416

Deferred policy acquisition costs	359	347
Investment income due and accrued	28	33
Other assets	49	61
Accounts receivable	14	17
Current income tax receivable	8	—
Separate account assets	8,335	7,847

Total assets	$10,861	$10,721

Liabilities:
Future policy benefits and other policyholder liabilities	$1,861	$2,206
Due to Guardian Life Insurance Company of America and its affiliates	19	18
Current income tax liability	—	3
Deferred income tax liability	56	62
Accrued expenses and other liabilities	128	137
Separate account liabilities	8,335	7,847

Total liabilities	10,399	10,273

Stockholder’s equity:
Common stock, $125 par value, 20,000 shares authorized, issued and outstanding	2	2
Additional paid-in capital	173	173
Retained earnings	289	282
Accumulated other comprehensive loss, net of deferred taxes	(2)	(9)

Total stockholder’s equity	462	448

Total liabilities and stockholder’s equity	$10,861	$10,721

See notes to consolidated financial statements.

B-48

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Revenues:
Net investment income	$110	$114	$104
Net realized gains on investments	6	—	5
Administrative service fees	263	253	253
Other (expense) income	(11)	(18)	(21)

Total revenues	368	349	341

Benefits and expenses:
Policyholder benefits	90	87	83
Amortization of deferred policy acquisition costs	70	96	83
Other operating costs and expenses	196	172	175

Total benefits and expenses	356	355	341

Income (loss) before income taxes	12	(6)	—

Income taxes:
Current expense (benefit)	3	4	(10)
Deferred (benefit) expense	(5)	(9)	4

Total income (benefit) expense tax	(2)	(5)	(6)

Net income (loss)	14	(1)	6
Other comprehensive income (loss), net of tax:
Change in unrealized investment gains (losses), net of tax	1	1	(24)

Comprehensive income (loss)	$15	$—	$(18)

See notes to consolidated financial statements.

B-49

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

	Common Stock	Paid in Capital	Acumulated Other Comprehensive Income (Loss)	Retained Earnings	Total Stockholder’s Equity

Balance, December 31, 2004	$2	$182	$14	$290	$488
Comprehensive income:
Net income	—	—	—	6	6
Change in unrealized investment gains (losses), net of deferred taxes	—	—	(24)	—	(24)

Balance, December 31, 2005	$2	$182	$(10)	$296	$470
Comprehensive income:
Net income	—	—	—	(1)	(1)
Return of capital—transfer of GIS to The Guardian	—	(9)	—	—	(9)
Dividends to parent—transfer of GIS to The Guardian	—	—	—	(13)	(13)
Change in unrealized investment gains (losses), net of deferred taxes	—	—	1	—	1

Balance, December 31, 2006	$2	$173	$(9)	$282	$448
Comprehensive income:
Net income	—	—	—	14	14
Change in unrealized investment gains (losses), net of deferred taxes	—	—	—	—	—
Prior period unrealized losses on available-for-sale securities (See Note 2)	—	—	7	(7)	—

Balance, December 31, 2007	$2	$173	$(2)	$289	$462

See notes to consolidated financial statements.

B-50

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended December 31,
	2007	2006	2005
	(In millions)
Operating activities:
Net income (loss)	$14	$(1)	$6
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization of premium and accretion of discount	9	16	21
Net realized gains on investments	(5)	—	(5)
Deferred federal income taxes, net	(6)	(8)	(7)
Changes in
Trading securities	(16)	(1)	56
Deferred policy acquisition costs	(15)	12	(31)
Investment income due and accrued	5	—	(2)
Other assets	23	(10)	4
Current income taxes (receivable) liability, net	(11)	(2)	20
Accounts receivable	3	7	14
Separate accounts, net	—	—	57
Future policy benefits and other policyholder liabilities	(161)	34	49
Due to Guardian Life Insurance Company of America and its affiliates	1	(2)	(15)
Accrued expenses and other liabilities	(9)	13	4

Net cash (used in) provided by operating activities	(168)	58	171

Investment activities:
Proceeds from investments sold or matured
Bonds	753	493	447
Affiliated mutual funds	14	—	—
Preferred stocks	1	—	—
Investments purchased
Bonds	(556)	(385)	(490)
Affiliated mutual funds	(4)	(2)	—
Transfer of GIS to The Guardian	—	(6)	—
Changes in policy loans	(5)	(7)	2
Other items, net	—	1	(2)

Net cash provided by (used in) investing activities	203	94	(43)

Financing activities:
Additions to policyholder contract deposits	133	228	229
Withdrawals from policyholder contract deposits	(329)	(303)	(191)

Net cash (used in) provided by financing activities	(196)	(75)	38

Net (decrease) increase in cash and cash equivalents	(161)	77	166
Cash and cash equivalents, at beginning of year	380	303	137

Cash and cash equivalents, at end of year	$219	$380	$303

Supplemental disclosure:
Federal income taxes paid (recovered)	$1	$(5)	$(23)

See notes to consolidated financial statements.

B-51

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  ORGANIZATION

The Guardian Insurance & Annuity Company, Inc. (“GIAC” or the “Company”) is a wholly owned subsidiary of The Guardian Life Insurance Company of America (“The Guardian”). The Company, domiciled in the state of Delaware, is licensed to conduct life and health insurance business in all fifty states and the District of Columbia. The Company’s primary business is the sale of variable deferred annuity contracts and variable and term life insurance policies. For variable products, other than 401(k) products, contracts are sold by insurance agents who are licensed by GIAC and are either Registered Representatives of Park Avenue Securities LLC (“PAS”) or other broker dealer firms that have entered into sales agreements with GIAC. The Company’s general agency distribution system is used for the sale of other products and policies.

PAS, a wholly owned subsidiary of the Company, is a registered broker dealer under the Securities and Exchange Act of 1934. PAS was established as a broker dealer during 1999 and has assumed the registered representatives formerly affiliated with Guardian Investor Services LLC (“GIS”).

On August 31, 2006, the Company, under a corporate restructuring, transferred 100% of GIS’ shares to The Guardian. As a result of the transfer, the Company’s stockholder’s equity decreased by $22 million.

GIS is a registered broker-dealer under the Securities Exchange Act of 1934, a member of the Financial Industry Regulatory Authority (“FINRA”) (formerly known as the National Association of Securities Dealers, Inc. or “NASD”), and a registered investment adviser under the Investment Adviser Act of 1940. GIS operates as the distributor and underwriter for GIAC’s variable products and, until October 9, 2006, served as investment adviser to certain affiliated mutual funds sponsored by The Guardian which are investment options for the variable products. Effective October 9, 2006, all Guardian sponsored mutual funds were transferred into the RS Mutual Fund Family (see Note 10) and as a result, RS Investment Management Co. LLC (“RS Investments”), a subsidiary of GIS, replaced GIS as the investment adviser on these mutual funds. GIS serves as a sub adviser to the fixed income, asset allocation and index funds and is the sole distributor of the RS funds.

The Company, in agreement with Baillie Gifford Overseas Ltd., has an equity ownership interest in a company—Guardian Baillie Gifford Ltd. (“GBG”)—that is organized as a corporation in Scotland. GBG is registered in both the United Kingdom and the United States to act as an investment sub adviser for the RS International Growth VIP Series (“RSIGS”), the RS Emerging Markets VIP Series (“RSEMS”), RS International Growth Fund (“RSIGF”) and RS Emerging Markets Fund (“RSEMF”). Effective October 9, 2006, GBG serves as the sole investment sub adviser to these funds. These funds are offered in the U.S. as investment options under certain variable annuity contracts and variable life policies sold by the Company.

The Company has established eighteen insurance separate accounts primarily to support the variable annuity and life insurance products it offers. The majority of the separate accounts are unit investment trusts registered under the Investment Company Act of 1940. Proceeds from the sale of variable products are invested through these separate accounts in certain mutual funds specified by the contractholders. Of these separate accounts, the Company maintains one separate account whose sole purpose is to fund certain employee benefit plans of The Guardian (see Note 10).

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements include the accounts of GIAC and its wholly-owned subsidiaries and those mutual funds in which the Company holds a controlling financial interest. As described in Note 1, GIS was a consolidated subsidiary of the Company until August 31, 2006. These consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Intercompany balances and transactions have been eliminated.

B-52

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Some of the key estimates are in the development of policy reserves and deferred policy acquisition costs, including mortality, morbidity, lapse, expense and investment experience. Actual future results could differ from these assumptions and estimates. The Company regularly invests in mortgage-backed securities and other securities subject to prepayment and/or call risk. Significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on such securities, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience underlying mortgage loans. Actual prepayment timing could differ from original estimates resulting in adjustments to asset values and amortization or accretion recorded in future periods.

Investments

Bonds, preferred stocks and affiliated mutual funds are classified as “available for sale” and are carried at estimated fair value. Changes in unrealized gains and losses on investments, net of income tax are included in a separate component of equity, “Accumulated other comprehensive (loss) income.” The investment portfolio is reviewed for investments that may have experienced a decline in value considered to be other-than-temporary. The Company considers several factors in determining if an other-than-temporary decline exists: duration and extent to which the value of the security has been less than cost; financial condition of the issuer; the near term prospects for recovery of the market value of a security; and the intent and ability of the Company to hold the security to allow for an anticipated recovery in value. Impairments that are considered other-than-temporary are included in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Trading securities are carried at fair value. Changes in fair value of these securities are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Derivative financial instruments are entered into in the normal course of business to reduce the Company’s exposure to fluctuations in foreign currency exchange rates and market volatility. These hedging strategies include the use of futures and swaps. Swaps are reported at fair market value in “Accrued expenses and other liabilities” in the Consolidated Balance Sheets. Changes in fair value are reported in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

Policy loans are stated at unpaid principal balance. The carrying amount approximates fair value since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Cash and cash equivalents include cash on hand and investments having maturities of three months or less at time of purchase that are stated at amortized cost, which approximates fair value.

Other invested assets consist primarily of the Company’s investment in GBG, which is accounted for under the equity method.

Net realized gains on investments

Gains and losses on investments are computed using the specific identification method. “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income include impairments considered other-than-temporary and changes in fair value of trading securities and derivatives.

Deferred policy acquisition costs

The Company follows the guidance in Statement of Position (“SOP”) 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in Statement of Financial Accounting Standards (“SFAS”) No.97.

B-53

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Costs associated primarily with and vary with the acquisition of new insurance business are deferred to the extent such costs are deemed recoverable from future profits, and are recorded as deferred policy acquisition costs. Such costs include certain commissions, costs of policy issuance and underwriting, and certain variable field office expenses. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs for certain products are adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in “Accumulated other comprehensive (loss) income”.

For variable life and annuity investment-type products, deferred policy acquisition costs are amortized over the shorter of the expected average life of the contracts (estimated to be no greater then twenty-five years). Using a reversion to the mean approach for market returns, gross profits arise principally from investment results, mortality and expense margins and surrender charges as well as expenses and benefit claims based on both actual results and anticipated future experience. The average long term rate of assumed gross investment yield used in estimating expected gross profit were between 7.85% to 8.7% at December 31, 2007. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. During 2006, the Company changed the lapse assumptions used in the DAC calculation related to individual annuity products from an aggregate level lapse rate to one that varied based on the contract duration and product (see Note 5). There were no changes in 2007.

For fixed premium life insurance products, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods are for the estimated life of the policy.

Other assets

Other assets consist primarily of deferred, uncollected and unpaid premiums, reinsurance recoverables and receivables for service fees and concession income.

Accounts receivable

Accounts receivable consist primarily of fees receivable from separate accounts.

Separate account assets and liabilities

Assets and liabilities of the separate accounts represent the net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders and for which the Company does not bear the investment risk. Assets held in the separate accounts are carried at quoted market value. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. Investment risks associated with market value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain separate account products. The investment results of separate accounts accrue to the policyholders and are not included in the Consolidated Statements of Income and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in “Administrative service fees” in the Consolidated Statements of Income and Comprehensive Income.

Future policy benefits and other policyholder liabilities

The methods and assumptions used to establish the Company’s reserve for future policy benefits and other policyholder liabilities are disclosed in Note 6, “Policyholders’ Liabilities.”

Accrued expenses and other liabilities

Accrued expenses and other liabilities consist primarily of payables to custodians, unearned revenue reserve, outstanding checks, minority interest, accrued operating expenses and commissions payable. Minority interest represents interest of minority owners in the consolidated mutual funds in the amount of $3 million at December 31, 2007. There were no such mutual funds consolidated in the Company’s financial statements at December 31, 2006.

B-54

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Insurance revenue and expense recognition

Insurance revenue and expenses consist of premiums and benefits. Premiums for term life and certain annuity insurance products are recognized as revenue when due and collected. The reserve for future policy benefits has been provided on a net-level premium method based upon estimated investment yields, mortality, and other assumptions which were appropriate at the time the policies were issued. Benefits and expenses are associated with earned premiums so as to result in recognition of profits over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.

Revenues for variable life and for individual and group variable annuity products consist of net investment income, cost of insurance and policy administration and surrender charges that have been earned and assessed against policyholder account balances during the period. Policy benefits and claims that are charged to expense include benefits and claims incurred in the period in excess of related policy account balances, maintenance costs and interest credited to policyholder account balances. The policyholder account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

Certain annuity contracts, such as those including provisions for guaranteed minimum death benefits, provide the holder a guarantee that the benefit received upon death will be no less than a minimum prescribed amount that is based upon net deposits to the contract, or the highest historical account value on a contract anniversary. In 2005, the Company introduced additional annuity contracts that provide the holder guaranteed living benefits that allow the holder to exercise the larger guarantee base when it is beneficial. The Company bears the risk that protracted under-performance of the financial markets could result in guaranteed minimum death or withdrawal benefits being higher than accumulated policyholder account balances. The determination of this liability is based on models which involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender rate and mortality experience.

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance receivables and the cost of reinsurance are recognized over the life of the reinsured policies, using assumptions consistent with those used to account for the underlying policies.

Income taxes

The Company records current and deferred income taxes. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred federal income tax assets and liabilities are recognized based upon the difference between financial statement carrying amounts and the income tax basis of assets and liabilities using income tax rates and laws.

In 2007, the Company adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 clarifies the accounting for uncertainty in tax positions and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of an income tax position taken or expected-to-be taken in a tax return. This Interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, and additional disclosures. The adoption of FIN 48 did not have a material impact on the Company’s consolidated financial statements.

The Company and PAS are included in The Guardian’s consolidated federal income tax return which includes certain of its domestic insurance and non-insurance subsidiaries. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that each member of the group is allocated it share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are settled quarterly on an estimated tax basis with a final settlement within 30 days of filing of the consolidated return.

B-55

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Statutory accounting

Insurance companies domiciled in Delaware are required to prepare statutory basis financial statements in accordance with the new National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures manual (“NAIC Codification Accounting Practices”).

Financial statements prepared in accordance with GAAP vary from financial statements prepared on statutory basis (“STAT”) primarily because under STAT: 1) costs related to acquiring business, principally commissions and certain policy issue expenses, are charged to income in the year incurred; 2) life insurance and annuity reserves are based on statutory mortality and interest requirements, without consideration of withdrawals and company experience; 3) life insurance enterprises are required to establish a formula-based asset valuation reserve (“AVR”) by a direct charge to surplus to offset potential investment losses; 4) realized gains and losses resulting from changes in interest rates on fixed income investments are deferred in the interest maintenance reserve (“IMR”) and amortized into investment income over the remaining life of the investment sold; 5) bonds are carried principally at amortized cost; 6) certain reinsurance transactions are accounted for as reinsurance for statutory purposes and as either financing transactions or as derivatives under GAAP, and assets and liabilities are reported net of reinsurance for statutory purposes and gross of reinsurance for GAAP; 7) certain “non-admitted assets” (uncollected premiums and advances to agent balances) must be excluded under statutory reporting through a charge to surplus, 8) investments in common stock of the Company’s wholly-owned subsidiaries are accounted for using the equity method, where earnings of such subsidiaries are recognized in income only when dividends are declared, 9) annuity and certain insurance premiums are recognized as premium income and 10) gross deferred tax assets (“DTAs”) are not reduced by a valuation allowance; instead, that portion of the DTA not meeting certain criteria is non-admitted and changes in DTAs and deferred tax liabilities are not included in income tax expense or benefit, but are recognized as a separate component of gains and losses in surplus, except to the extent allocated to changes in unrealized gains and losses and 11) investments in affiliated mutual funds where the Company has a controlling interest, are accounted for using the equity method for statutory purposes and are consolidated under GAAP. The effect on the financial statements of the Company from the differences between GAAP and STAT are material to the Company and are disclosed in Note 9.

Recent Accounting Pronouncements

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities—Including an amendment of FASB Statement No. 115.” This Statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although early adoption is permitted under certain circumstances. Companies shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company plans to adopt this guidance effective January 1, 2008. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

In June 2007, the Accounting Standards Executive Committee (“AcSEC”) issued SOP 07-1, “Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies.” This SOP provides guidance for determining whether an entity should apply the specialized industry accounting for investment companies (referred to as investment company accounting) in the preparation of its stand-alone financial reporting. SOP 07-1 also provides guidance for determining whether investment company accounting should be retained in the consolidated financial statements of the investment

B-56

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

company’s parent, or in the application of the equity method to an equity interest in the investment company. The SOP is effective for fiscal years beginning after December 15, 2007, with early adoption permitted. The FASB is currently deliberating a proposed FASB Staff Position (FSP SOP 07-1-a), which would delay the effective date of the SOP indefinitely. The Company will continue to monitor the status of the proposed FSP and if necessary adopt the guidance contained in the SOP effective January 1, 2008. The Company is currently assessing the impact of this SOP on its consolidated financial position and results of operations.

In December 2007, the FASB issued SFAS No. 141(R), “Business Combinations”, a revision of SFAS No. 141, “Business Combinations”. The revised SFAS retains the fundamental requirements in SFAS No. 141, which requires the acquisition method of accounting for business combinations. SFAS 141(R) broadens the scope of SFAS 141 and changes how the acquisition method is applied. Areas of significant change include acquisition costs, restructuring costs, contingencies, noncontrolling interest and the definition of a business. The guidance in this Statement is to be applied on a prospective basis to transactions consummated after the effective date of this Statement. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009.

In conjunction with the issuance of SFAS 141(R), the FASB issued SFAS No. 160, “Noncontrolling Interests in Consolidated Financial Statements”, in December 2007. The SFAS changes the name of “minority interests” to “noncontrolling interests” and requires it to be recorded as a component of equity thereby removing diversity in practice of recording minority interest as either a liability or mezzanine equity. Under SFAS No. 160, changes in ownership interest are recorded as equity transactions unless a subsidiary is deconsolidated. This Statement is effective for fiscal years beginning after December 15, 2008 and will be adopted by the Company in 2009. The Company is currently assessing the impact of this Statement on its consolidated financial position and results of operations.

In March 2008, the FASB issued SFAS 161, “Disclosures about Derivative Instruments and Hedging Activities”. This Statement requires enhanced disclosures about an entity’s derivative and hedging activities in order to improve the transparency of the Company’s financial reporting of these financial instruments. The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2008, and will be adopted by the Company in 2009. This Statement encourages, but does not require, comparative disclosures for earlier periods at initial adoption. The adoption of this guidance is not expected to have a material impact on the Company’s consolidated financial statements.

Reclassifications:

Certain amounts in prior years have been reclassified to conform to the current year presentation.

Revisions

The Company identified the following revisions that warrant disclosure.

In 2007, the Company correctly reflected certain fee income and related deferrals, that had previously been reported as “Premiums” and reductions to “Policyholder benefits” and “Other operating costs and expenses”, as “Administrative service fees” in the 2006 and 2005 Consolidated Statements of Income and Comprehensive Income. To conform prior years to the current year presentation, such items have been revised in the 2006 and 2005 consolidated Statements of Income and Comprehensive Income. Total revenues and expenses are each increased by a net amount of $5 million and $12 million in 2006 and 2005, respectively, and there is no effect on the Company’s earnings or stockholder’s equity. The revisions to the Company’s Consolidated Statements of Income and Comprehensive Income do not impact the Company’s previously reported Consolidated Balance Sheets, or Consolidated Statements of Changes in Stockholder’s Equity or Consolidated Statements of Cash Flows.

A correction in unrealized investment gains (losses) from prior periods related to available-for-sale securities was made in 2007, resulting in an adjustment to decrease Retained Earnings by $7 million and increase Accumulated Other Comprehensive Income (AOCI) by $7 million in the 2007 Consolidated Statements of Changes in Stockholder’s Equity. The revision has no effect on the Company’s total Stockholder’s Equity at December 31, 2007.

B-57

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

3.  INVESTMENTS

Securities

The following tables provide additional information relating to the cost basis and estimated fair value of bonds, preferred stock, affiliated mutual funds and trading securities as of December 31:

December 31, 2007	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	13	—	—	13
Political Subdivisions	—	—	—	—
Special Revenue	14	—	—	14
Public Utilities	230	3	(1)	232
Industrial and Miscellaneous	1,458	12	(18)	1,452

Total Bonds	$1,719	$15	$(19)	$1,715

Preferred Stocks	$7	$—	$—	$7

Affiliated Mutual Funds	$15	$—	$(3)	$12

December 31, 2006	Amortized Cost/Cost	Gross Unrealized		Estimated Fair Value
		Gains	(Losses)
	(In millions)
U.S. Government	$4	$—	$—	$4
All other Government	33	—	—	33
Political Subdivisions	1	—	—	1
Special Revenue	32	—	—	32
Public Utilities	290	3	(5)	288
Industrial and Miscellaneous	1,565	10	(21)	1,554

Total Bonds	$1,925	$13	$(26)	$1,912

Preferred Stocks	$8	$—	$—	$8

Affiliated Mutual Funds	$19	$4	$—	$23

The amortized cost and estimated fair value of bonds at December 31, 2007 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations.

	Amortized Cost	Estimated Fair Value
	(In millions)
Due in one year or less	$311	$312
Due after one year through five years	1,001	1,001
Due after five years through ten years	223	219
Due after ten years	81	80
Sinking fund bonds, mortgage backed securities and asset backed securities	103	103

Total	$1,719	$1,715

Proceeds from the sales and maturities of bonds amounted to $753 million, $493 million and $447 million in 2007, 2006 and 2005, respectively. Gross gains of $3 million, $3 million and $6 million and gross losses of $2 million, $2 million and $3 million were realized on sales and prepayments of bonds in 2007, 2006 and 2005, respectively.

B-58

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

In 2007, proceeds from sales of affiliated mutual funds and gross gains realized on the sale amounted to $14 million and $6 million, respectively (see Note 10). In 2006 and 2005, there were no sales of affiliated mutual funds.

In 2007, proceeds from sales of preferred stocks and gross gains realized on the sale amounted to $1 million and $0.2 million, respectively. In 2006 and 2005, there were no sales of preferred stocks.

Unrealized losses:

The gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, at December 31, 2007 and 2006, are as follows:

December 31, 2007	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$—	$—	$—	$—
All Other Government	3	—	6	—	9	—
Political Subdivisions	—	—	—	—	—	—
Special Revenue	—	—	9	—	9	—
Public Utilities	38	—	75	(1)	113	(1)
Industrial and Miscellaneous	326	(6)	355	(12)	681	(18)

Total Bonds	367	(6)	445	(13)	812	(19)

Preferred Stocks	—	—	—	—	—	—
Affilitated Mutual Funds	11	(2)	—	—	11	(2)

Total temporarily impaired securities	$378	$(8)	$445	$(13)	$823	$(21)

December 31, 2006	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
	(In millions)
U.S. Government	$—	$—	$3	$—	$3	$—
All Other Government	16	—	12	—	28	—
Political Subdivisions	—	—	1	—	1	—
Special Revenue	1	—	29	—	30	—
Public Utilities	50	(1)	160	(4)	210	(5)
Industrial and Miscellaneous	434	(3)	751	(18)	1,185	(21)

Total Bonds	501	(4)	956	(22)	1,457	(26)

Preferred Stocks	—	—	5	—	5	—

Total temporarily impaired securities	$501	$(4)	$961	$(22)	$1,462	$(26)

The Company’s investment portfolio includes individual securities that are in an unrealized loss position and have not been recognized as other than temporary impairments. There were one hundred and seventy five securities in an unrealized loss position for greater than 12 months with a book value of $458 million and a fair value of $445 million as of December 31, 2007.

In reaching the conclusion that these impairments are not other-than-temporary, management considered many factors including: duration and severity of impairment, cash flow, investment sector stability, credit worthiness, financial condition of issuer, and intent and ability to hold to allow for recovery in value.

The Company continually monitors its investment portfolios for performance, credit issues and risk exposures. By using a variety of measurements and credit analysis derived from both internal and external sources, the Company tracks the risk exposure the portfolios have to market events such as the credit deterioration in the non-prime and sub-prime

B-59

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

mortgage market. The Company has determined that it has minimal exposure and has not taken any impairment on assets contained in its portfolios due to credit deterioration in the non-prime and sub-prime mortgage market. The Company does not hold investments in collateralized debt obligations (CDOs) or collateralized loan obligations (CLOs). The Company does hold a small amount of asset-backed securities (ABS) with sub-prime mortgage exposure. The carrying amounts of these investments were $2 million, less than 0.1% of the Company’s investment portfolio, as of December 31, 2007.

Derivative Financial Instruments

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”). In order to minimize the volatility associated with the GMWB, the Company has established a hedge strategy to manage this risk. In 2005, the Company began hedging its GMWB exposures using Standard and Poors (“S&P”) 500 and US Treasury futures contracts. The Company held contracts purchased to hedge the GMWB exposures of $23 million and $95 million as of December 31, 2007 and 2006, respectively. For the years ended December 31, 2007 and 2006, net realized capital gains (losses) included the change in the market value of both the value of the embedded derivative related to the GMWB liability and the related derivative contracts purchased as economic hedges. There was no net gain or loss in 2007 and a loss of $1 million in 2006. During 2007, GIAC entered into a derivative transaction with a reinsurance company that obligates the reinsurance company to reimburse GIAC for 90% of its claims resulting from the GMWB business to Swiss Re Life & Health America Inc., eliminating the hedge investments for that portion of the business. The derivative transaction is considered reinsurance under US Statutory accounting.

Special Deposits

Assets of $4 million and $4 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws. These amounts are included in “Bonds” in the Consolidated Balance Sheets.

Repurchase Agreements

The Company has entered into repurchase agreements whereby securities will be resold at a specified date and price. Assets of $11 million and $44 million are included in the Consolidated Balance Sheets as cash and cash equivalents as of December 31, 2007 and 2006, respectively, and are subject to repurchase. The Company’s policy requires a minimum of 102% of the fair value of the borrowed securities as collateral, calculated on a daily basis, in the form of either cash or securities.

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for the years ended December 31:

	2007	2006	2005
	(In millions)
Bonds	$91	$95	$94
Affiliated mutual funds and trading securities	1	4	4
Policy loans	5	5	4
Cash equivalents and cash equivalents	16	13	4

Gross investment income	113	117	106
Less: Investment expenses	(3)	(3)	(2)

Net investment income	$110	$114	$104

B-60

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

Net realized gains (losses) on investments for the years ended December 31 were from the following sources:

	2007	2006	2005
	(In millions)
Bonds	$1	$—	$1
Affiliated mutual funds and trading securities	8	1	4
Other	(3)	(1)	—

Net realized gains on investments	$6	$—	$5

The Company recorded losses for investments that have experienced a decline in value considered to be other-than-temporary in the amount of $1 million for each of the years ended December 31, 2007, 2006 and 2005.

Unrealized investment gains (losses)

Net unrealized investment gains (losses) on securities available for sales are included as part of Accumulated Other Comprehensive Income. Changes in this amount include reclassification adjustments to avoid double- counting in comprehensive income items that are included as part of net income for a period that also had been part of “Other comprehensive income” in earlier periods.

The amounts for the years ended December 31, 2007, 2006 and 2005 are as follows:

	Unrealized Gains (Losses) on Investments	Impact of Unrealized Gains (Losses) on Deferred Policy Acquisition Costs	Deferred Income Tax (Liability) Benefit	Accumulated Other Comprehensive Income (Loss) Related to Net Unrealized Investment Gains (Losses)
	(In millions)
Balance, December 31, 2004	$43	$(22)	$(7)	$14
Net unrealized investments gains (losses) on investments arising during period	(76)	—	26	(50)
Reclassification adjustments for (gains) losses included in net income	15	—	(5)	10
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	25	(9)	16

Balance, December 31, 2005	(18)	3	5	(10)
Net unrealized investments gains (losses) on investments arising during period	(16)	—	5	(11)
Reclassification adjustments for (gains) losses included in net income	18	—	(6)	12
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	—	—	—

Balance, December 31, 2006	(16)	3	4	(9)
Net unrealized investments gains (losses) on investments arising during period	34	—	(12)	22
Reclassification adjustments for (gains) losses included in net income	(30)	—	11	(19)
Impact of net unrealized investment (gains) losses on deferred policy acquisition costs	—	(4)	1	(3)
Prior period unrealized losses on available-for-sale securities (See Note 2)	7	—	—	7

Balance, December 31, 2007	$(5)	$(1)	$4	$(2)

B-61

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

4.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair values presented below have been determined using available information and valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. Accordingly, such estimates presented may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the estimated fair values. The following methods and assumptions were used in calculating the estimated fair values (for all other financial instruments presented in the table below, the carrying value approximates estimated fair value).

Bonds, preferred stocks and affiliated mutual funds

The estimated fair values for bonds, preferred stocks and affiliated mutual funds other than private placement securities, are based on quoted market prices or estimates from independent pricing services. Fair values for private placement securities are estimated using a discounted cash flow model which considers the current market spreads between the U.S. Treasury yield curve and corporate bond yield curve, adjusted for the type of issue, its current credit quality and its remaining average life.

Trading securities

The estimated fair values for trading securities are based on quoted market prices.

Policy loans

The estimated fair value of policy loans approximate the carrying amount since loans on policies have no defined maturity date and reduce the amount payable at death or at surrender of the contract.

Separate Account Assets and Liabilities

The fair value of the Separate Account assets and liabilities are reported at quoted market value.

Investment contracts and other contract liabilities

The fair value for investment-type contracts, included in “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets, represents an accumulation of gross premium payments plus credited interest less withdrawals and expenses. Estimated fair values of other contract liabilities are derived using discounted projected cash flows, based on interest rates being offered for similar contracts, with maturities consistent with those remaining for the contracts being valued and expected survivorship. Carrying values approximate fair value.

The following table discloses the carrying amounts and estimated fair values of the Company’s financial instruments at December 31:

	2007		2006
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(In millions)
Financial Assets:
Bonds, available for sale	$1,715	$1,715	$1,912	$1,912
Affiliated mutual funds	12	12	23	23
Trading securities	17	17	1	1
Preferred stocks	7	7	8	8
Policy loans	96	96	91	91
Cash and cash equivalents	219	219	380	380
Separate account assets	8,335	8,335	7,847	7,847

Financial Liabilities:
Investment contracts and other contract liabilities	$1,861	$1,861	$2,206	$2,206
Separate account liabilities	8,335	8,335	7,847	7,847

B-62

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

5.  DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in deferred policy acquisition costs (“DAC”) as of and for the years ended December 31 are as follows:

	2007	2006	2005
	(In millions)
Balance, beginning of year	$347	$360	$329
Capitalization of deferrable expenses	59	59	60
Amortization	(70)	(96)	(83)
Change in unrealized investment (losses) gains, net	(4)	(1)	25
Interest on DAC	27	25	29

Balance, end of year	$359	$347	$360

During 2006, the Company recorded a $24 million decrease in DAC as a result of changes to product allocations and lapse rate assumptions. There were no such changes recorded in 2007 and 2005.

In September 2005, AcSEC issued SOP 05-1, “Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts.” SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No.97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverage that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. The Company adopted SOP 05-1 on January 1, 2007 and there was no impact to retained earnings as of January 1, 2007.

6.  POLICYHOLDERS’ LIABILITIES

The balances of future policy benefits and policyholders’ account balances and separate account liabilities at December 31 are follows:

	2007	2006
	(In millions)
Future policy benefits and policyholder account balances
Future policy benefits
Annuities	$490	$464

Future policy benefits	490	464

Policyholders’ account balances
Individual annuities	1,178	1,378
Group annuities	78	257
Variable life	115	107

Policyholders’ account balances	1,371	1,742

Total future policy benefits and policyholders’ account balances	$1,861	$2,206

Separate account liabilities
Individual annuities	5,212	4,763
Group annuities	2,485	2,485
Variable life	638	599

Total separate account liabilities	$8,335	$7,847

B-63

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The following table highlights the key assumptions generally utilized in calculating liabilities for future policy benefits:

Product	Mortality	Interest Rate	Estimation Method
Immediate annuities with life contingency fixed and variable	SA, 1971, 1983a, A2000 mortality tables with certain modifications	4.00% to 5.50%	Present value of expected future payments based on historical experience
Immediate annuities without life contingency fixed and variable	None	0.00% to 5.50%	Present value of expected future payments based on historical experience

Premium deficiency reserves are established, if necessary, when the liability for future policy benefits plus the present value of expected future gross premiums are determined to be insufficient to provide for expected future policy benefits and expenses and to recover any unamortized policy acquisition costs. The Company had no premium deficiency reserves as of December 31, 2007 and 2006.

Policyholders’ account balances for investment-type contracts represent an accumulation of gross premium payments plus credited interest less withdrawals, expenses and mortality charges. The carrying value approximates fair value.

Certain contract provisions that determine the policyholders’ account balances are as follows:

Product	Credited Fixed Interest Rates	Withdrawal/Surrender Charges
Individual annuities	3.10% to 5.50%	Declining to zero over 4 to 7 years.
Group annuities	2.45% to 5.15%	Contractually agreed upon rates, declining to zero over a maximum of 9 years.
Variable life	4.00%	Declining to zero over 10 to 15 years.

Guaranteed Minimum Benefits

The Company issues variable annuity contracts with guaranteed death and living benefits. For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit (“GMDB”) in excess of the current account balance at the Consolidated Balance Sheet date. The Company also issues various guaranteed living benefits: for the Guaranteed Minimum Income Benefit (“GMIB”), which guarantees a base level of lifetime income at annuitization, the net amount at risk is the value of the lifetime annuity in excess of the current account balance; for the GMWB, which guarantees systematic withdrawal of one’s investment and certain designs allow withdrawals to continue for life even if account balances become equal to zero, the net amount at risk is defined as the guaranteed remaining balance in excess of the current account balance; for the Guaranteed Minimum Accumulation Benefit (“GMAB” or “LBR”), which guarantees the return of investment on the maturity date, the net amount at risk is the amount invested in excess of the current account balance at the Consolidated Balance Sheet date.

The following chart provides the account value and net amount at risk of the contractholders at December 31, 2007 and 2006 for GMDB, GMIB, GMAB and GMWB (in millions, except Average Age):

	2007			2006

	Account Value	Net Amount at Risk	Average Age	Account Value	Net Amount at Risk	Average Age
GMDB	$5,867	$100	61	$5,628	$159	61
GMIB	151	—	56	137	—	56
GMAB	102	—	61	109	—	60
GMWB	790	3	60	388	—	60

B-64

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

GMDB

The Company issues certain variable annuity contracts with GMDB features that guarantee either:

a)	Return of deposits; the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

b)	Ratchet: the benefit is greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

c)	Combination Rollup/Ratchet: the benefit is greatest of the current account value, premiums paid increased with 3% simple interest each year (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted withdrawals).

The GMDB liability is $2 million and $3 million as of December 31, 2007 and 2006, respectively, and is determined by estimating the expected value of death benefits in excess of the projected account balance, under a range of stochastic return scenarios, and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the GMDB liability at December 31, 2007:

•	Data used was based on 100 investment performance scenarios selected to represent 1,000 stochastically generated investment performance scenarios.

•	Mean investment performance assumption was 8.5%.

•	Volatility assumption was 14%.

•	Mortality was assumed to be 100% of the Annuity 2000A table with a 50/50 male/female blend using the pivot age of 65.

•

The base annual lapse rate used in the Company’s analysis was 13%. For the contracts, where the ratio of GMDB to the Account Value is greater than 100%, but less than 120%, the Company assumed a lapse rate equal to 90% of the base annual lapse rate. For the contracts where the GMDB to the Account Value exceeds 120%, the Company assumed a lapse ratio of 70% of the base annual lapse rate.

•	Interest rate for present value calculations was 6.5%.

GMDB benefits incurred and paid amounted to $1 million and $2 million in 2007, $1 million and $2 million in 2006 and $3 million and $3 million in 2005, respectively, and is recorded in “Policyholder benefits” in the Company’s Consolidated Statements of Income and Comprehensive Income.

GMIB and GMAB

The GMIB and GMAB liabilities, determined by accumulating the total assessments to date for contracts inforce as of the Consolidated Balance Sheet date, were $2 million and $1 million as of December 31, 2007, respectively, compared to $1 million and $1 million in 2006, respectively, and is recorded in the “Future policy benefits and other policyholder liabilities” in the Company’s Consolidated Balance Sheets. The underlying account values for the GMIB and GMAB equal $151 million and $106 million as of December 31, 2007, respectively, compared to $137 million and $109 million in 2006, respectively. Due to 10 year waiting periods, there are no paid and incurred benefits for GMIB and GMAB at December 31, 2007 and 2006.

GMWB

The Company issues certain variable annuity contracts with guaranteed minimum withdrawal benefit features that guarantee an annual withdrawal benefit up to a Guaranteed Withdrawal Amount (“GWA) until the Guaranteed Withdrawal Benefit (“GWB”) is depleted, even if the Accumulation Value is reduced to zero through a combination of market declines and withdrawals. The GMWB represents an embedded derivative under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities,” which is reported separately from the host variable annuity contract. It

B-65

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

is carried at fair value and reported in the “Future policy benefits and other policyholder liabilities” on the Consolidated Balance Sheets. The fair value of the GMWB obligations is calculated based on actuarial assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior.

The following assumptions and methodology were used to estimate the fair value of the GMWB liability at December 31, 2007:

•	The liability is defined as the present value of claims minus the present value of valuation premiums.

•	Each policy is modeled using 1,000 stochastic scenarios using MG-Hedge software.

•	The S&P volatility assumption is extracted from the Morgan Stanley report of implied volatilities, for the first 5 years and then grades to a long term assumption of 17%.

•	The swap curve as of the last day of the quarter is used.

•	85% of annuity 2000 mortality table with .08% mortality improvement.

•	A dynamic lapse function is used to decrease lapses when the option is in the money.

Because of the dynamic and complex nature of these cash flows, stochastic techniques under a variety of market return scenarios and other prudent estimate assumptions are used. Estimating these cash flows involves numerous estimates and subjective judgments, including those regarding expected market rates of return, market volatility, correlations of market returns and discount rates.

As of December 31, 2007 and 2006, the SFAS 133 liability is $13 million and $1 million, respectively, and is reported in the “Future policy benefits and other policyholder liabilities” in the Consolidated Balance Sheets. The SFAS 133 liability relates to annuities with an account value of $790 million and $388 million and a GWB of $772 million and $370 million at December 31, 2007 and 2006, respectively.

Changes in the fair value of the SFAS 133 liability resulted in losses amounting to $12 million and $1 million at December 31, 2007 and 2006, respectively and is recorded in “Net realized gains on investments” in the Company’s Consolidated Statements of Income and Comprehensive Income. There was no gain or loss at December 31, 2005.

7.  REINSURANCE

The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth and limit the maximum net loss potential arising from large risks. The Company has entered into cession agreements on a coinsurance, modified coinsurance and yearly renewable term basis with affiliated and non-affiliated companies. Reinsurance ceding arrangements do not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. Two major reinsurance companies account for approximately 99% and 98% of the reinsurance recoverable at December 31, 2007 and 2006. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable there from, recording an allowance when necessary for uncollectible reinsurance. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured long-duration contracts are accounted for over the life of the underlying reinsured contracts using assumptions consistent with those used to account for the underlying contracts. The cost of reinsurance related to short-duration contracts is accounted for over the reinsurance contract period.

The following indicates the volume of reinsurance amounts on total premiums included in the Consolidated Statements of Income and Comprehensive Income for the years ended December 31:

	2007	2006	2005
	(In millions)
Short duration contracts
Direct premiums	$—	$1	$1
Reinsurance ceded	—	(1)	(1)

Premiums	$—	$—	$—

B-66

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

	2007	2006	2005
	(In millions)
Long duration contracts
Direct premiums	$67	$71	$73
Reinsurance assumed	2	1	2
Reinsurance ceded	(65)	(65)	(65)

Premiums	$4	$7	$10

Reinsurance recoverables of $36 million and $22 million are recorded in “Other assets” in the Company’s Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

During 2007, the Company entered into an agreement that reinsures 90% of the GMWB rider offered in connection with its variable annuity contracts to minimize the claim exposure and the volatility of net income associated with the GMWB liability. The reinsurance recoverable related to the GMWB, in the amount of $12 million at December 31, 2007, represents an embedded derivative under SFAS 133 which is carried at fair value and reported in “Other assets” in the Consolidated Balance Sheets. Changes in the fair value of the embedded derivative of $12 million for the year ended December 31, 2007 is recorded in “Net realized gains on investments” in the Consolidated Statements of Income and Comprehensive Income.

8.  INCOME TAXES

The Company recognizes deferred tax assets and liabilities for the future tax consequences of events that have been included in the financial statements or tax returns. Deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect on tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

The components of the net deferred tax asset/ (liability) as of December 31, 2007 and 2006 are as follows:

	2007	2006
	(In millions)
Deferred tax assets:
Separate account allowances	$36	$31
DAC Proxy	18	18
Investments	3	3
Other	1	2
Reserves	11	6

Gross deferred tax assets	69	60

Deferred tax liabilities:
DAC	125	122

Gross deferred tax liabilities	125	122

Net deferred tax liability	$56	$62

The Company’s management has concluded that the deferred income tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

At December 31, 2007, the Company did not have any unused net operating loss carryforwards available to offset against future taxable income.

B-67

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

The Company’s income tax (benefit) expense differs from the amount computed by applying the expected federal income tax rate of 35% to income from continuing operations before income taxes for the following reasons:

	2007	2006	2005
	(In millions)
Expected taxes on pre-tax (loss) income	$4	$(2)	$—
Permanent adjustments:
Dividends received deduction	(9)	(11)	(8)
Contingent tax reserves	4	8	—
Other	(1)	—	2

Total income tax (benefit)	$(2)	$(5)	$(6)

The following is a reconciliation of the beginning and ending amounts of the liability established for unrecognized tax benefits (in millions):

Balance, January 1, 2007	$8
Additions for tax positions of the current year	2
Additions for tax positions of prior years	7
Reductions for tax positions of prior years for:
Changes in judgement	—
Settlements during the period	(8)
Lapses of applicable statute of limitations	—

Balance, December 31, 2007	$9

As of December 31, 2007, the Company had $13 million of unrecognized tax benefits and related interest expense. Included in this balance is $4 million of unrecognized tax benefits that, if recognized, would affect the Company’s annual effective tax rate. Because of the impact of deferred tax accounting, other than interest and penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of cash to the taxing authority to an earlier period. It is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next 12 months due to the possibility of the conclusion of a current Internal Revenue Service (“IRS”) audit. The possible change in the amount of uncertain tax benefits cannot be estimated at this time.

At December 31, 2007 and 2006, the Company recorded a current tax receivable of $8 million and a liability of $3 million, respectively, which is included in “Current income tax receivable” and “Current income tax liability” in the Consolidated Balance Sheets, respectively.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits in income tax expense. During the years ended December 31, 2007, 2006 and 2005, the Company recognized approximately $1 million, $1 million, and $1 million in interest and penalties, respectively. The Company has approximately $4 million accrued for payment of interest and penalties at December 31, 2007 with none accrued at December 31, 2006. The Guardian files U.S. federal income tax returns along with various state and local income tax returns. The IRS has completed its examinations and closed its review of the Company’s filings for 2002 and prior years. The IRS is currently reviewing the Company’s U.S. income tax returns for the tax years 2003 through 2005.

9.  STATUTORY CAPITAL AND SURPLUS AND INCOME

Applicable insurance department regulations require that the Company prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the Delaware Department of Insurance. Statutory accounting practices and GAAP differences are discussed in detail in Note 2.

Under the Delaware Insurance Law, the maximum amounts of distributions which can be made to the Company’s parent in any given year, without prior approval by the Delaware Commissioner of Insurance, is equal to the greater of

B-68

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

(i) 10% of the Company’s surplus as of December 31 of the preceding calendar year, or (ii) the net gain from operations for the preceding calendar year (excluding realized investment gains). Any dividends paid, whether or not in excess of the aforementioned threshold, from a source other than statutory earned surplus also requires the prior approval of the Delaware Commissioner of Insurance. At December 31, 2007, the maximum amount of dividends the Company could pay The Guardian in 2008 without prior approval from the state insurance regulatory authorities was $25 million.

The Guardian Insurance & Annuity Company, Inc.’s stand alone statutory net income, as filed with the Delaware Department of Insurance, was $20 million, $20 million and $21 million for the years ended 2007, 2006 and 2005, respectively. Statutory surplus, as filed, at December 31, 2007 and 2006 was $245 million and $229 million, respectively.

10.  RELATED PARTY TRANSACTIONS

General Operating Expense Agreement

The Company is billed by The Guardian for compensation and related employee benefits for those employees of The Guardian who are engaged in the Company’s business and for the Company’s use of The Guardian’s centralized services and agency force. The amounts charged for these services amounted to $129 million in 2007, $141 million in 2006 and $145 million in 2005, which are reflected in “Other operating costs and expenses” in the Consolidated Statements of Income and Comprehensive Income, of which $19 million and $18 million are included in “Due to Guardian Life Insurance Company of America and its affiliates” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

Investments

A significant portion of the Company’s separate account assets is invested in affiliated mutual funds that are advised by RS and sub advised by GIS (see Note 1). Each of these funds has an investment advisory agreement with RS Investments. Separate account assets under management with affiliated mutual funds amounted to $3,297 million and $3,073 million as of December 31, 2007 and 2006, respectively.

The Company also maintains investments in RS mutual funds in the amount of $13 million and $24 million at December 31, 2007 and 2006, respectively, of which, $12 million and $23 million are recorded in “Affiliated mutual funds” and $1 million and $1 million are recorded in “Trading securities” in the Consolidated Balance Sheets.

During 2007 the Company sold shares in the RS Small Cap Core Equity Fund with a cost basis of $8 million for $14 million resulting in a realized gain of $6 million. The proceeds from this transaction were used to purchase shares in other affiliated mutual funds.

Certain employee benefits plans of The Guardian have assets invested in GIAC separate accounts under group annuity contracts. The fair market value of the assets held under these contracts was $102 million and $287 million as of December 31, 2007 and 2006, respectively. On August 1, 2007, one contract with The Guardian was terminated and the assets totaling $177 million were transferred to an unrelated third party under a new management agreement.

Administrative Services Agreement

The Company has administrative services agreements with GIS and RS that provide for fee income to GIAC calculated based on the monthly/quarterly average assets of the affiliated mutual funds’ participation within GIAC’s variable insurance products separate accounts. During 2007 and for the four months ended December 31, 2006, such fee income amounted to $3 million and $1 million, which is reflected in “Other (expense) income” in the Consolidated Statements of Income and Comprehensive Income, of which $1 million is receivable and included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007. There were no such receivable at December 31, 2006.

Commissions

PAS earned commissions from GIS, including trail commissions, in the amount of $2 million for December 31, 2007 and $0.7 million for four months ended December 31, 2006, which is recorded in “Other income” in the Consolidated Statements of Income and Comprehensive Income. Commissions receivable from GIS in the amount of $0.4 million and $0.3 million are included in “Other assets” in the Consolidated Balance Sheets at December 31, 2007 and 2006, respectively.

B-69

The Guardian Insurance & Annuity Company, Inc.

and Subsidiaries

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(continued)

11.  LITIGATION

The Company is engaged in various legal actions arising out of its insurance and investment operations. In the opinion of management, any losses together with the ultimate liability resulting from such actions would not have a material adverse effect on the consolidated balances sheet of the Company.

B-70

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Directors of

The Guardian Insurance & Annuity Company, Inc.:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and comprehensive income, of changes in stockholder’s equity and of cash flows present fairly, in all material respects, the financial position of The Guardian Insurance & Annuity Company, Inc. and its subsidiaries (the “Company”) at December 31, 2007 and 2006, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

April 7, 2008

B-71

PART C

ITEM 27:	Exhibits

The following exhibits:

(a)	Resolution of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing The Guardian Separate Account K.(1)
(b)	Custodian Agreements. Not applicable.
(c)	Distribution Agreements.(1)
(d)	Specimen of the Variable Whole Life Insurance Policy with Modified Scheduled Premiums.(1)
(e)	Form of Application for the Variable Whole Life Policy with Modified Scheduled Premiums.(1)
(f)(i)	Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(1)
(ii)	Certificate of Amendment of Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc.(2)
(iii)	By-laws of The Guardian Insurance & Annuity Company, Inc.(1)
(g)	Reinsurance Agreements(5)
	(i)	#3002
(g)	(i)(a)	Amendment to Reinsurance Agreement #3002 (Revision 3)(5)
	(ii)	#3001
	(ii)(a)	Amendments to Reinsurance Agreement #3001 (Revisions 7 and 8)(5)
	(ii)(b)	Amendment to Reinsurance Agreement (May 2008)
(h)	Participation Agreements(3)
	(i)	Aim Variable Insurance Funds
	(ii)	Fidelity Variable Insurance Products Fund
	(iii)	Gabelli Capital Series Funds, LLP
	(iv)	Janus Aspen Series
	(v)	MFS Variable Insurance Trust
	(vi)	Alliance Variable Products Series Fund, Inc.
	(vii)	Value Line, Inc
	(viii)	American Century
(i)	Amended and Restated Agreement for Services and Reimbursement Therefor between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)
(j)	Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.
(k)(i)	Opinion of Richard T. Potter, Jr., Esq.(1)
(k)(ii)	Consent of Richard T. Potter, Jr., Esq.
(l)	Opinion and Consent of actuarial officer. Not applicable
(m)	Calculation. Not applicable
(n)	Consent of PricewaterhouseCoopers LLP
(o)	No financial statements are omitted
(p)	Not applicable
(q)	Redeemability Exemption
(q)(i)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(3)
(q)(ii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(4)
(q)(iii)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy(5)
(q)(iv)	Amended and Restated Memorandum on the Policy’s Issuance, Transfer, and Redemption Procedures and on the method of computing cash adjustments upon exchange of the Policy.(6)

(1)	Incorporated by reference to the Registration Statement on Form S-6 filed by the Registrant on April 30, 1998 (Registration No. 333-32101)
(2)	Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form S-6 filed on April 25, 2001 (Registration No. 333-32101)
(3)	Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form S-6 filed on April 30, 2003.
(4)	Incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement on Form N-6 filed on April 28, 2004.
(5)	Incorporated by reference to Post-Effective Amendment No.12 to the Registration Statement on Form N-6 filed on April 21, 2006 (Reg No. 333-32101)
(6)	Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-6 filed on April 20, 2007 (Reg No. 333-32101; Accession No. 0001193125-07-086461)

Item 28.	Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
D. Scott Dolfi	President and Director
Armand M. de Palo	Director
Gary B. Lenderink	Director
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President & Chief Investment Officer
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director
Margaret W. Skinner	Executive Vice President, Individual Products Distribution and Director
Michael Sakoulas	Senior Vice President & Chief Actuary
John H. Walter	Vice President & Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer
Dennis P. Mosticchio	Vice President, Group Pensions
James Consolati	Vice President, Retirement Services
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations
Bruce P. Chapin	Vice President, Corporate Tax
Barry I. Belfer	Treasurer

Item 29.	Persons Controlled by or under Common Control with Depositor or Registrant

The following list sets forth the persons directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of March 31, 2008. Those entities that are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	69.62%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Hanover Acquisition LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	82.70%
RS International Growth Fund	Massachusetts	31.67%
RS Investment Quality Bond Fund	Massachusetts	35.86%
RS Asset Allocation Fund	Massachusetts	19.45%
RS Small Cap Core Equity Fund	Massachusetts	34.11%
RS Emerging Markets Fund	Massachusetts	27.22%
RS High Yield Bond Fund	Massachusetts	87.25%
RS Small Cap Core Equity VIP Series	Massachusetts	41.47%
RS Low Duration Bond Fund	Massachusetts	88.99%
RS Low Duration Bond VIP Series	Massachusetts	30.83%
RS Asset Allocation VIP Series	Massachusetts	46.73%
RS S&P 500 Index VIP Series	Massachusetts	41.27%
RS High Yield Bond VIP Series	Massachusetts	47.46%
RS S&P 500 Index Fund	Massachusetts	15.46%
RS Core Equity Fund	Massachusetts	17.80%
RS Large Cap Value Fund	Massachusetts	85.46%
RS Large Cap Value VIP Series	Massachusetts	66.12%
RS Partners VIP Series	Massachusetts	22.66%
RS Equity Dividend VIP Series	Massachusetts	81.01%
RS Value VIP Series	Massachusetts	46.88%
RS Technology VIP Series	Massachusetts	55.55%
RS Global Natural Resources VIP Series	Massachusetts	51.43%
RS Midcap Opportunities VIP Series	Massachusetts	86.00%
RS Equity Dividend Fund	Massachusetts	72.93%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of January 31, 2008:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 30.	Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable life insurance polices and variable annuity contracts and it is also the principal underwriter of shares of:

The RS Variable Products Trust, a series trust consisting of the following series: RS Core Equity VIP Series, RS S&P 500 Index VIP Series, RS Asset Allocation VIP Series, RS Low Duration Bond VIP Series, RS Large Cap Value VIP Series, RS Partners VIP Series, RS Investment Quality Bond VIP Series, RS Money Market VIP Series, RS International Growth VIP Series, RS Emerging Markets VIP Series, RS Small Cap Core Equity VIP Series, RS Global Natural Resources VIP Series, RS Equity Dividend VIP Series. RS Technology VIP Series, RS Mid Cap Opportunities VIP Series, RS Value VIP Series.

The RS Investment Trust, a series trust consisting of the following series:

(i) Growth Series: RS Diversified Growth Fund, RS Emerging Growth Fund, RS Growth Fund, RS Technology Fund, RS MidCap Opportunities Fund, and RS Smaller Company Growth Fund;

(ii) Value Series: RS Global Natural Resources Fund, RS Investors Fund, RS Large Cap Value Fund, RS Partners Fund, and RS Value Fund;

(iii) Core Equity Series: RS Core Equity Fund, RS Small Cap Core Equity Fund, and RS S&P 500 Index Fund;

(iv) International Series: RS International Growth Fund, and RS Emerging Markets Fund;

(v) Fixed Income Series: RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Cash Management Fund;

(vi) Asset Allocation Series: RS Asset Allocation Fund.

All of the aforementioned funds and the series trust are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts: The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act; and separate accounts which is unregistered.

(b) The following is a list of the managers and principal officers of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Margaret W. Skinner	President & Manager
Gary B. Lenderink	Manager
Armand M. de Palo	Manager
Robert E. Broatch	Manager
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Manager
Margaret W. Skinner	Executive Vice President, Individual Products Distribution
John H. Walter	Senior Vice President, Equity Financial Management & Control
Thomas G. Sorrell	Executive Vice President & Chief Investment Officer
Donald P. Sullivan, Jr.	Executive Vice President, Broker-Dealer, Equity Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Richard T. Potter, Jr.	Senior Vice President and Counsel
Richard A. Cumiskey	Senior Vice President and Chief Compliance Officer
William D. Ford	Vice President and National Accounts Manager
Keith E. Roddy	Senior Vice President and National Sales Director
Peter M. Quinn	Vice President, Retirement Sales
James Consolati	Vice President, Retirement Services
Peter T. Joyce	Vice President, Internal Sales
Greg Rusteberg	Vice President and National Sales Manager of Mutual Funds
Bruce P. Chapin	Vice President, Corporate Tax
Barry I. Belfer	Treasurer

(c) GIS, as the principal underwriter of the Registrant’s variable life contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year.

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commission	Compensation
N/A	N/A	N/A	N/A

Item 32.	Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 33.	Management Services

None.

Item 34.	Fee Representation

The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account K, certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 14 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on April 29, 2008.

THE GUARDIAN SEPARATE ACCOUNT K
(Name of Registrant)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.
(Name of Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr.
Senior Vice President and Counsel

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 14 to the Registration Statement has been signed below by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

Director
Margaret W. Skinner

	/s/ John H. Walter	Vice President and Controller
John H. Walter
(Principal Accounting Officer)

	/s/ D. Scott Dolfi*	President and Director
D. Scott Dolfi
(Principal Executive Officer)

	/s/ Armand M. de Palo*	Director
Armand M. de Palo

	/s/ Joseph A. Caruso*	Executive Vice President, Corporate Secretary and Director
Joseph A. Caruso

	/s/ Gary B. Lenderink*	Director
Gary B. Lenderink

	/s/ Robert E. Broatch*	Director
Robert E. Broatch

*By:	/s/ Richard T. Potter, Jr.	Date: April 29, 2008
Richard T. Potter, Jr. Senior Vice President and Counsel

*	Pursuant to Power of Attorney

The Guardian Separate Account K

Exhibit Index

Exhibit Number	Description

(g) (ii) (b)	Amendment to Reinsurance Agreement (May 2008)

(j)	Powers of attorney for D. Scott Dolfi, Armand M. de Palo, Joseph A. Caruso, Gary B. Lenderink, Robert E. Broatch

(k)(ii)	Consent of Richard T. Potter, Jr., Esq.

(n)	Consent of PricewaterhouseCoopers LLP